                                                                  EXECUTION COPY

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                          JLA FUNDING CORPORATION III,
                                     Issuer

                             JLA CREDIT CORPORATION,
                                    Servicer

                               LTCB TRUST COMPANY,
                                     Trustee

                              THE BANK OF NEW YORK,
                                 Backup Trustee

                               ------------------

                                    INDENTURE

                           Dated as of March 30, 1998


                               ------------------




                         $200,000,000 ASSET-BACKED NOTES

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                                               TABLE OF CONTENTS
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RECITALS OF THE COMPANY ..................................................................................  1
GRANTING CLAUSE ..........................................................................................  1

                                                    ARTICLE I

                                       DEFINITIONS AND OTHER PROVISIONS
                                            OF GENERAL APPLICATION

SECTION 1.01.           Definitions ......................................................................  2
SECTION 1.02.           Compliance Certificates and Opinions ............................................. 19
SECTION 1.03.           Form of Documents Delivered to Trustee ........................................... 20
SECTION 1.04.           Acts of Noteholders, etc. ........................................................ 21
SECTION 1.05.           Notices .......................................................................... 21
SECTION 1.06.           Notice to Noteholders; Waiver .................................................... 22
SECTION 1.07.           Table of Contents, Headings etc .................................................. 23
SECTION 1.08.           Successors and Assigns ........................................................... 23
SECTION 1.09.           Severability Clause .............................................................. 23
SECTION 1.10.           Benefits of Indenture ............................................................ 23
SECTION 1.11.           Governing Law .................................................................... 23
SECTION 1.12.           Legal Holidays ................................................................... 23
SECTION 1.13.           Execution in Counterparts ........................................................ 23
SECTION 1.14.           Inspection ....................................................................... 23
SECTION 1.15.           Survival of Representations and Warranties........................................ 24
SECTION 1.16.           Communications with Noteholders .................................................. 24
SECTION 1.17.           Statements Required in Officer's Certificate...................................... 24
SECTION 1.18.           When Treasury Securities Disregarded.............................................. 25
SECTION 1.19.           Rules by Trustee ................................................................. 25
SECTION 1.20.           No Adverse Interpretation of Other Agreements..................................... 25
SECTION 1.21.           No Recourse Against Others ....................................................... 25
SECTION 1.22.           Independence of Covenants ........................................................ 25
SECTION 1.23.           Consent to Jurisdiction .......................................................... 25
SECTION 1.24.           No Bankruptcy Petition ........................................................... 26

                                                  ARTICLE II

                                                  THE NOTES

SECTION 2.01.           General Provisions................................................................ 26
SECTION 2.02.           Issuances During the Note Issuance Period ........................................ 27
SECTION 2.03.           Execution, Authentication, Delivery and Dating.................................... 28
SECTION 2.04.           Registration, Transfer and Exchange .............................................. 29
SECTION 2.05.           Mutilated, Destroyed, Lost and Stolen Notes....................................... 30
SECTION 2.06.           Restrictions on Transfer and Exchange of Notes; Compliance with Rule 144A......... 31
SECTION 2.07.           Payment of Interest and Principal; Rights Preserved .............................. 32
SECTION 2.08.           Persons Deemed Owners............................................................. 32
SECTION 2.09.           Cancellation ..................................................................... 32
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SECTION 2.10.           Subordination of Subordinated Notes............................................... 32
SECTION 2.11.           Noteholder Lists.................................................................. 33

                                                   ARTICLE III

                                 ACCOUNTS; INVESTMENT OF MONEYS; COLLECTION
                                      AND APPLICATION OF MONEYS; REPORTS

SECTION 3.01.           Accounts; Investments by Trustee.................................................. 33
SECTION 3.02.           Collections; Applications......................................................... 35
SECTION 3.03.           Additional Deposits............................................................... 36
SECTION 3.04.           Daily Deposits.................................................................... 37
SECTION 3.05.           Reserve Account................................................................... 37
SECTION 3.06.           Payahead Account ................................................................. 37
SECTION 3.07.           Collection Account ............................................................... 38
SECTION 3.08.           Contract Purchase Account ........................................................ 40
SECTION 3.09.           Reports, Notices of Certain Payments ............................................. 41
SECTION 3.10.           Trustee May Rely on Certain Information .......................................... 41

                                                    ARTICLE IV

                                             CONTRACTS AND EQUIPMENT

SECTION 4.01.           Representations and Warranties of the Company .................................... 42
SECTION 4.02.           Purchase upon Breach; Sale and Servicing Agreement ............................... 42
SECTION 4.03.           Release of Contracts and Equipment Following Substitution or Repurchase........... 43
SECTION 4.04.           Release of Contracts and Equipment Upon Final Contract Payment ................... 43
SECTION 4.05.           Execution of Documents ........................................................... 43

                                                     ARTICLE V

                                  SERVICER EVENTS OF DEFAULT; SUBSTITUTE SERVICER

SECTION 5.01.           Servicer Events of Default ....................................................... 44
SECTION 5.02.           [RESERVED] ....................................................................... 44
SECTION 5.03.           Notification to Noteholders ...................................................... 44

                                                     ARTICLE VI

                                             EVENTS OF DEFAULT; REMEDIES

SECTION 6.01.           Events of Default ................................................................ 44
SECTION 6.02.           Acceleration of Maturity; Rescission and Annulment.................. ............. 46
SECTION 6.03.           Other Remedies ................................................................... 47
SECTION 6.04.           Trustee May File Proofs of Claim ................................................. 47
SECTION 6.05.           Trustee May Enforce Claims Without Possession of Notes............................ 48
SECTION 6.06.           Application of Money Collected ................................................... 48
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SECTION 6.07.          Limitation on Suits ............................................................... 49
SECTION 6.08.          Unconditional Right of Noteholders to Receive Payment ............................. 49
SECTION 6.09.          Restoration of Rights and Remedies ................................................ 50
SECTION 6.10.          Rights and Remedies Cumulative .................................................... 50
SECTION 6.11.          Delay or Omission Not Waiver ...................................................... 50
SECTION 6.12.          Control by Noteholders ............................................................ 50
SECTION 6.13.          Waiver of Defaults and Events of Default........................................... 51
SECTION 6.14.          Waiver of Stay or Extension Laws................................................... 51
SECTION 6.15.          Sale of Trust Property............................................................. 51
SECTION 6.16.          Undertaking for Costs.............................................................. 52

                                                   ARTICLE VII

                                                   THE TRUSTEE

SECTION 7.01.           Certain Duties and Responsibilities............................................... 53
SECTION 7.02.           Notice of Defaults or Events of Default .......................................... 54
SECTION 7.03.           Certain Rights of Trustee ........................................................ 54
SECTION 7.04.           Trustee's Disclaimer ............................................................. 55
SECTION 7.05.           Money Held in Trust .............................................................. 55
SECTION 7.06.           Compensation, Reimbursement, etc . ............................................... 55
SECTION 7.07.           Trustee; Eligibility; Disqualification . . . . . . ............................... 56
SECTION 7.08.           Resignation and Removal; Appointment of Successor ................................ 57
SECTION 7.09.           Acceptance of Appointment by Successor............................................ 58
SECTION 7.10.           Merger, Conversion, Consolidation or Succession to Business ...................... 58
SECTION 7.11.           Co-trustees and Separate Trustees ................................................ 59
SECTION 7.12.           Servicer to Hold Contracts ....................................................... 60
SECTION 7.13.           Financing Statements ..............................................................60
SECTION 7.14.           Reports by Trustee to Noteholders................................................. 60
SECTION 7.15.           Limitation on Duty of Trustee in Respect of Trust Property........................ 61

                                                  ARTICLE VIII

                                                    COVENANTS

SECTION 8.01.           Payment of Principal and Interest ................................................ 62
SECTION 8.02.           Maintenance of Office or Agency, Chief Executive Office .......................... 62
SECTION 8.03.           Money for Payments to Noteholders to Be Held in Trust ............................ 62
SECTION 8.04.           Corporate Existence; etc ......................................................... 63
SECTION 8.05.           Protection of Trust Property; Further Assurances ................................. 64
SECTION 8.06.           Compliance Certificates .......................................................... 65
SECTION 8.07.           Performance of Obligations; Sale and Servicing Agreement.......................... 65
SECTION 8.08.           Negative Covenants ............................................................... 66
SECTION 8.09.           Information as to the Company ...................................................  67
SECTION 8.10.           Payment of Taxes and Other Claims ................................................ 67
SECTION 8.11.           Indemnification .................................................................. 68
SECTION 8.12.           Use of Proceeds .................................................................. 68
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                                       iii
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                                                   ARTICLE IX

                                      AMENDMENTS AND SUPPLEMENTAL INDENTURES'

SECTION 9.01.           Amendments and Supplemental Indentures ........................................... 68
SECTION 9.02.           Execution of Amendments and Supplemental Indentures............................... 69
SECTION 9.03.           Effect of Amendments and Supplemental Indentures ................................. 69
SECTION 9.04.           Reference in Notes to Amendments and Supplemental Indentures ..................... 69
SECTION 9.05.           Revocation and Effect of Consents ................................................ 69

                                                    ARTICLE X

                                               REDEMPTION OF NOTES

SECTION 10.01.          Optional Redemption; Election to Redeem........................................... 70
SECTION 10.02.          Notice to Trustee ................................................................ 70
SECTION 10.03.          Notice of Redemption by the Company .............................................. 70
SECTION 10.04.          Deposit of the Redemption Price .................................................. 71
SECTION 10.05.          Notes Payable on Redemption Date ................................................. 71

                                                    ARTICLE XI

                                            SATISFACTION AND DISCHARGE

SECTION 11.01.          Satisfaction and Discharge of Indenture .......................................... 71
SECTION 11.02.          Application of Trust Money ....................................................... 72
SECTION 11.03.          Reinstatement .................................................................... 72

                                                   ARTICLE XII

                                                HEDGE AGREEMENTS

SECTION 12.01.          Hedge Agreements ................................................................. 73
SECTION 12.02.          Fixed Rate Hedge ................................................................. 73
SECTION 12.03.          Floating Rate Hedge .............................................................. 73
SECTION 12.04.          Substitution of Floating Rate Hedge .............................................. 74
SECTION 12.05.          Hedge Provider ................................................................... 74
SECTION 12.06.          Rights of Swap Provider .......................................................... 74
SECTION 12.07.          Over-Issuance Condition .......................................................... 74

SCHEDULES

Schedule I              - Maximum Note Principal Balance

EXHIBITS

Exhibit A-1             -   Form of Class A-FL Note
Exhibit A-2             -   Form of Class A-FX Note
Exhibit B-1             -   Form of Class B-FL Note
Exhibit B-2             -   Form of Class B-FX Note
Exhibit C               -   Form of Transferee Letter
Exhibit D               -   Form of Issuer Order
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                                       iv

                                   INDENTURE

                  This INDENTURE dated as of March 30, 1998 (the
"Closing Date"), is by and among JLA FUNDING CORPORATION III, a Delaware corporation (herein called the "Company"), JLA CREDIT CORPORATION, a Delaware corporation (herein called "JLACC" or the "Servicer"), LTCB TRUST COMPANY, a New York trust company, as trustee (herein called the "Trustee") and THE BANK OF NEW YORK, a New York banking corporation, as backup trustee (herein called the "Backup Trustee").

                             RECITALS OF THE COMPANY

                  The Company has duly authorized the issuance, from time to time during the Note Issuance Period (as defined herein), of up to $200,000,000 in aggregate principal amount of its Asset-Backed Notes (the "Notes"), of substantially the tenor hereinafter set forth, and to provide therefor the Company has duly authorized the execution and delivery of this Indenture.

                  All things necessary to make the Notes, when executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid agreement of the Company, in accordance with its terms, have been done.

                    NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                  For and in consideration of the premises and the purchase of the Notes by the holders thereof, it is mutually covenanted and agreed, for the benefit of all Noteholders, as follows:

                                 GRANTING CLAUSE

                  The Company hereby Grants to the Trustee, for the benefit and security of the Noteholders, the Trustee and (except as to clause (i) of this paragraph) each Swap Provider as their interests appear herein, all of the Company's right, title and interest in and to (a) any and all Contracts (including Substitute Contracts) acquired by the Company at any time or from time to time on or after the Closing Date (including any Purchase Option Payments), and all Contract Payments, Retransfer Amounts and other amounts due or becoming due with respect thereto (other than any payments due pursuant to the terms of any Contract on or before the related Cut-Off Date for such Contract), (b) all rights of the Company to or under any guarantees of or collateral for the Obligor's obligations under any Contract, (c) all moneys from time to time held by the Trustee pursuant to Section 3.01 pending deposit in one of the accounts referred to therein, (d) the amounts representing Security Deposit Offsets applied to unpaid Contract Payments and Purchase Option Payments due on or to become due after the applicable Cut-Off Dates, any guaranty relating to a Contract and all moneys from time to time on deposit in the Lock-Box Account, Collection Account and Reserve Account, including all investments and income from the investment of such moneys, (e) the Payahead Account and the right to receive payments of funds deposited therein under the circumstances described in this Indenture, (f) the Contract Purchase Account and the rights to receive payment of all funds deposited therein and all rights of the Company under the Sale and Servicing Agreement, (g) the Contract Files and all documents therein and all rights of the Company under any program agreement, purchase agreement, assignment agreement, or other document pursuant to which the Company acquired an interest in any Contract and the Equipment subject thereto and any support agreements or guarantees related thereto, and (h) each Insurance Policy, if any, covering Equipment, including all rights to any Insurance Proceeds received pursuant to such Insurance Policy after the applicable Cut-Off Date, (i) all

Hedge Agreements, including all Hedge Proceeds, (j) any credit enhancement with respect to any Class or Classes of Notes, and (k) all proceeds of any of the foregoing. The Company also hereby Grants to the Trustee, for the benefit and security of the Noteholders, the Trustee and each Swap Provider, a security interest in (A) all of the Company's right, title and interest in and to the Equipment at any time subject to any Contract and (B) any and all proceeds of such Equipment.

                  The Grants of the Trust Property effected by this Indenture shall include all rights, powers, and options (but none of the obligations) of the Company with respect thereto, including, without limitation, the immediate and continuing right to claim for, collect, receive, and give receipts for Contract Payments in respect of the Contracts and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers, amendments or other agreements, to exercise all rights and options, to bring judicial proceedings in the name of the Company or otherwise, to terminate a Contract pursuant to the terms thereof, and generally to do and receive anything that the Company is or may be entitled to do or receive thereunder or with respect thereto. Such Grants are made in trust to secure (1) the payment of all amounts due on the Notes in accordance with their terms, equally and ratably without prejudice, priority, or distinction between any Note of the same class and any other Note of the same class by reason of differences in time of issuance or otherwise, except as otherwise may be provided in this Indenture, and the payment of all amounts due under each Swap Agreement, if any, including (without limitation) all Swap Payment Amounts and each Swap Termination Amount, if any, (ii) the payment of all other sums payable under this Indenture and
(iii) compliance with the provisions of this Indenture with respect to the Notes.

                  The Trustee acknowledges such Grants, accepts the trusts hereunder in accordance with the provisions hereof, and agrees to perform the duties herein required to the best of its ability and to the end that the respective interests of the Noteholders and each Swap Provider may be adequately and effectively protected as hereinafter provided.

                                    ARTICLE I

                        DEFINITIONS AND OTHER PROVISIONS
                             OF GENERAL APPLICATION

                  SECTION 1.01. Definitions.

                  (a) General Definitions. Except as otherwise specified or as the context may otherwise require, the following terms have the meanings set forth below for all purposes of this Indenture, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms. Any capitalized term used but not defined herein shall have the meaning given such term in Sale and Servicing Agreement.

                  "Account" means each of the Collection Account, the Reserve Account, the Payahead Account and the Contract Purchase Account.

                  "Act" has the meaning specified in Section 1.04.

                  "Administrative Fees" means, with respect to any Contract on any date, any late, prepayment, extension, insurance, property tax or administrative fees or similar charges paid by the Obligor pursuant to the terms of such Contract.

                  "Affiliate" means, with respect to any specified Person, any other Person (i) which directly or indirectly controls, or whose directors or officers directly or indirectly control, or is controlled by, or is under common control with, such specified Person, (ii) which beneficially owns or holds, or whose directors or officers beneficially own or hold, 5% or more of any class of the voting stock (or, in the case of an entity that is not a corporation, 5% of the equity interest) of such specified Person, or (iii) 5% or more of the voting stock (or, in the case of an entity that is not a corporation, 5% of the equity interest) of which is owned or held by such specified Person. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

                  "Aggregate Note Principal Balance" means, on any date, the aggregate Note Principal Balances of all outstanding Notes as of such date.

                  "Assumed Longest Amortization" has the meaning specified in
Section 12.07.

                  "Authorized Officer" means, with respect to any matter, any officer of or other Person representing the Company, the Seller, the Servicer, the Trustee or a Noteholder as the case may be, who is authorized to act for that party and named on a list which shall be provided to the Trustee from time to time by each respective Person.

                  "Available Payment Amount" has the meaning specified in
Section 3.07(b).

                  "Available Reserve Amount" shall mean, with respect to any Monthly Payment Date, the lesser of (a) the amount on deposit in the Reserve Account (excluding all income from the investment of funds therein) and (b) the Required Reserve Amount.

                  "Backup Trustee Fee" means (i) with respect to the Closing Date, the "Acceptance Fee" plus the "Stand-By Trustee Annual Administration Fee," each as specified in the Backup Trustee Fee Letter and (ii) on the Monthly Payment Date occurring in April of each calendar year, the "Stand-By Trustee Annual Administration Fee" as specified in the Backup Trustee Fee Letter.

                  "Backup Trustee Fee Letter" means the letter dated February 17, 1998 from The Bank of New York to Daiwa Securities America and JLA Funding Corporation III setting forth the fees payable to The Bank of New York under this Indenture.

                  "Business Day" means any day that is a London Banking Day and that is not a Saturday, a Sunday or a day on which banking institutions in New York City or in the city in which the Corporate Trust Office is located are authorized or required by law or executive order to be closed.

                  "Capital Stock" means the Company's common stock, $.10 par value per share.

                  "Class" means any of the four classes of Notes which may be issued pursuant to this Indenture, which classes are "Class A-FL," "Class A-FX," "Class B-FL," and "Class B-FX."

                  "Class A-FL Floating Rate Margin" has the meaning specified in the applicable Note Purchase Agreement.

                  "Class A-FL Note" means any one of the Floating Rate Asset-Backed Notes, Class A-FL, authorized by, and authenticated and delivered under, this Agreement in substantially the form set forth in Exhibit A-1.

                  "Class A-FL Note Principal Balance" means, on any date, the aggregate Note Principal Balances of all outstanding Class A-FL Notes as of such date.

                  "Class A-FL Noteholder" means, at any time, any Person in whose name a Class A-FL Note is registered in the Note Register.

                  "Class A-FL Percentage" means, as of any date, the quotient (expressed as a percentage) obtained by dividing (i) the Class A-FL Note Principal Balance as of such date by (ii) the Aggregate Note Principal Balance as of such date.

                  "Class A-FL Rate" means, with respect to the Class A-FL Notes, the variable per annum rate of interest that for each Interest Period is equal to the sum of LIBOR plus the Class A-FL Floating Rate Margin.

                  "Class A-FX Note" means any one of the Fixed Rate Asset-Backed Notes, Class A-FX, authorized by, and authenticated and delivered under, this Agreement in substantially the form set forth in Exhibit A-2.

                  "Class A-FX Note Principal Balance" means, on any date, the aggregate Note Principal Balances of all outstanding Class A-FX Notes as of such date.

                  "Class A-FX Noteholder" means, at any time, any Person in whose name a Class A-FX Note is registered in the Note Register.

                  "Class A-FX Percentage" means, as of any date, the quotient (expressed as a percentage) obtained by dividing (i) the Class A-FX Note Principal Balance as of such date by (ii) the Aggregate Note Principal Balance as of such date.

                  "Class A-FX Rate" means, with respect to any Class A-FX Note, a per annum fixed rate that is equal to the Fixed Rate Benchmark applicable to such Class A-FX Note plus any Pricing Premium applicable to such Class A-FX Note.

                  "Class B-FL Floating Rate Margin" has the meaning specified in the applicable Note Purchase Agreement.

                  "Class B-FL Note" means any one of the Floating Rate Asset-Backed Notes, Class B-FL, authorized by, and authenticated and delivered under, this Agreement in substantially, the form set forth in Exhibit B-1.

                     "Class B-FL Note Principal Balance" means, on any date, the aggregate Note Principal Balances of all outstanding Class B-FL Notes as of such date.

                  "Class B-FL Noteholder" means, at any time, any Person in whose name a Class B-FL Note is registered in the Note Register.

                  "Class B-FL Percentage" means, as of any date, the quotient (expressed as a percentage) obtained by dividing (i) the Class B-FL Note Principal Balance as of such date by (ii) the Aggregate Note Principal Balance as of such date.

                  "Class B-FL Rate" means, with respect to the Class B-FL Notes, the variable per annum rate of interest that for each Interest Period is equal to the sum of LIBOR plus the Class B-FL Floating Rate Margin.

                  "Class B-FX Note" means any one of the Fixed Rate Asset-Backed Notes, Class B-FX, authorized by, and authenticated and delivered under, this Agreement in substantially the form set forth in Exhibit B-2.

                  "Class B-FX Note Principal Balance" means, on any date, the aggregate Note Principal Balances of all outstanding Class B-FX Notes as of such date.

                  "Class B-FX Noteholder" means, at any time, any Person in whose name a Class B-FX Note is registered in the Note Register.

                  "Class B-FX Percentage" means, as of any date, the quotient (expressed as a percentage) obtained by dividing (a) the Class B-FX Note Principal Balance as of such date by (ii) the Aggregate Note Principal Balance as of such date.

                  "Class B-FX Rate" means, with respect to any Class B-FX Note, a per annum fixed rate that is equal to the Fixed Rate Benchmark applicable to such Class B-FX Note Plus any Pricing Premium applicable to such Class B-FX Note.

                  "Class Percentage" means (i) with respect to the Class A-FL Note, the Class A-FL Percentage, (ii) with respect to the Class A-FX Notes, the Class A-FX Percentage, (ii) with respect to the Class B-FL Notes, the Class B-FL Percentage, (iv) with respect to the Class B-FX Notes, the Class B-FX Percentage.

                  "Code" means the Internal Revenue Code of 1986, as it may be amended from time to time, or any successor statute thereto, and applicable regulations of the U.S. Department of the Treasury promulgated thereunder.

                  "Collection Account" means the segregated account or accounts by that name established and maintained by the Trustee pursuant to Section 3.01.

                  "Collection Period" means, as to any Monthly Payment Date, the calendar month preceding the month in which such Monthly Payment Date occurs.

                  "Committed Investor" means each purchaser of Notes that is contractually committed to purchase and fund Notes during the Note Issuance Period.

                  "Company" means JLA Funding Corporation III, a corporation organized and existing under the laws of the State of Delaware, and its successors.

                  "Company Order" or "Company Request" means a written order or request delivered to the Trustee and signed in the name of the Company by an Authorized Officer.

                  "Contract" means, for any applicable Contract Purchase Date, each commercial loan contract or equipment finance lease, secured by commercial and/or industrial equipment, including any amendment or modification of such contract and any schedules and promissory notes incorporated therein (including, without limitation, all rights to receive Contract Payments) sold and transferred to the Company on such

Contract Purchase Date pursuant to the Sale and Servicing Agreement, as identified in the related Bill of Sale.

                  "Contract Assets" means the Contracts (exclusive of any Administrative Fees and all amounts due or becoming due under such Contracts prior to the applicable Cut-Off Dates), together with (i) a perfected security interest, if any, in the Equipment; (ii) certain rights, remedies and interests under the Sale and Servicing Agreement, (iii) amounts representing Security Deposit Offsets applied to unpaid Contract Payments due after the Cut-Off Date;
(iv) any guaranty relating to a Contract; (v) each Insurance Policy, if any, covering Equipment, including all rights to any Insurance Proceeds received on or after the applicable Cut-Off Date; (vi) the interest of the Seller in any funds to be deposited in the Collection Account; (vii) all documents contained in the Contract Files (of which JLA will retain possession only as agent of the Company); (viii) all payments and proceeds with respect to the Contracts and the other Contract Assets (including any Recoveries on the Contracts) held by the Servicer or any subservicer; and (ix) all proceeds of the foregoing.

                  "Contract Files" means the documents specified in Section 3.04 of the Sale and Servicing Agreement.

                  "Contract Payment" means, with respect to each Contract, the scheduled monthly payment for the Equipment leased to or otherwise financed by the Obligor under such Contract, consisting of an Interest Component and a Principal Component.

                  "Contract Proceeds" means collectively (i) the Contract Payments, (ii) any Retransfer Amounts paid by the Seller or the Servicer pursuant to Section 3.03 of the Sale and Servicing Agreement and (iii) any prepayments in full of a Contract.

                  "Contract Purchase Account" means the account by that name established and maintained by the Trustee pursuant to Section 3.01.

                  "Contract Purchase Date" means each date during the Note Issuance Period that is designated by the Company to the Seller upon not less than five Business Days' prior notice to the Seller and the Trustee, and approved by the Seller, on which additional Contracts are to be purchased by the Company pursuant to the Sale and Servicing Agreement.

                  "Contract Rate" of a Contract means the interest rate stated or implied in such Contract.

                  "Corporate Trust Office" means the principal office of the Trustee at which its corporate trust business shall be administered, which office at the date of execution of this Agreement is located at 165 Broadway, New York, New York 10006, Attention: Corporate Trust Administration, facsimile
(212) 335-4796, or such office at some other address or such other person as the Trustee may designate from time to time by notice to the Noteholders, the Company and the Servicer.

                  "Credit and Collection Policy" means those receivable credit and collection policies and practices of the Servicer as in effect from time to time and maintained in compliance with the requirements of the Sale and Servicing Agreement.

                  "Current Amount" means with respect to any Contract (other than a Defaulted Contract, a Retransferred Contract, or a Contract which, together with amounts, if any, on deposit in the Payahead Account with respect to such Contract is prepaid in full (a "Prepaid Contract") from and after the Collection Period in which such Contract became a Defaulted, Retransferred or Prepaid Contract) for any Collection

Period and the related Monthly Payment Date, the portion of any Payahead Amount which is allocated by the Servicer to such Collection Period or any prior Collection Period and, with respect to a Defaulted Contract, Retransferred Contract or Prepaid Contract, means the entire Payahead Amount.

                  "Cut-Off Date" means, as to any Contract, the last day of the calendar month immediately preceding the applicable Contract Purchase Date of such Contract, as specified in the related Bill of Sale delivered pursuant to the Sale and Servicing Agreement.

                  "Default" means any occurrence that is, or with notice or the lapse of time or both would become, an Indenture Event of Default.

                  "Default Ratio" means the ratio (expressed as an annualized percentage) computed, as of the last day of each calendar month, by dividing (i) the aggregate outstanding Principal Balance of all Contracts that were Defaulted Contracts on such day or that would have been Defaulted Contracts on such day had they not been written off the books of the Servicer or placed into the pending writeoff or workout category during such calendar month (in each case without (for purposes of this definition) giving effect to any withdrawal from the Trust Property of any Defaulted Contract pursuant to Article IV or the inclusion in the Trust Property of any Substitute Contract), net of any Recoveries received by the Servicer with respect to such Contracts during such calendar month by (ii) the aggregate outstanding Principal Balance of all Contracts on such day (without (for purposes of this definition) giving effect to any withdrawal from the Trust Property of any Defaulted Contract pursuant to
Article IV or the inclusion in the Trust Property of any Substitute Contract); provided, however, that for purposes of the foregoing ratio the Principal Balance of a Substitute Contract that becomes a Defaulted Contract shall be included if such Substitute Contract becomes a Defaulted Contract during the
Note Issuance Period but shall not be included if such Substitute Contract becomes a Defaulted Contract after the Note Issuance Period.

                  "Defaulted Contract" means, with respect to a Monthly Payment Date, a Contract (other than a Retransferred Contract) (i) as to which the Servicer has, in accordance with its customary servicing procedures, during the Collection Period preceding such Monthly Payment Date, written off any amount to be paid thereunder as uncollectible or placed into the pending writeoff or workout category or (ii) as to which any payment remains unpaid for 181 days or more from the original due date for such payment or (iii) rejected by or on behalf of the related Obligor in a bankruptcy proceeding.

                  "Delinquency Ratio" means the ratio (expressed as a percentage) computed as of the last day of each calendar month by dividing (i) the aggregate outstanding Principal Balance of all Contracts that were Delinquent Contracts on such day by (ii) the aggregate outstanding Principal Balance of all Contracts on such day.

                  "Delinquent Contract" with respect to any Monthly Payment Date means any Contract that is not a Defaulted Contract and under which any payment remains unpaid, as of the last day of the Collection Period preceding such Monthly Payment Date, for 61 days or more from the original due date for such payment.

                  "Deposit Date" means, with respect to any Monthly Payment Date, the Business Day immediately preceding such related Monthly Payment Date.

                  "Early Amortization Event" means the occurrence of any Indenture Event of Default.

                  "Eligibility Criteria" has the meaning specified in the Sale and Servicing Agreement.

                  "Eligible Contract" has the meaning specified in Section 3.02 of the Sale and Servicing Agreement.

                  "Eligible Deposit Account" means either (x) a segregated trust account in the corporate trust department at a Qualified Institution with corporate trust powers or (y) a segregated demand deposit account at a Qualified Institution whose short-term unsecured deposits are rated A-1+ by Standard & Poor's.

                  "Eligible Provider" means, with respect to any Hedge Agreement, a bank, other depository institution or other Person (i) the long-term debt obligations of which are rated by Standard & Poor's not less than AA (or such other minimum rating level, if any, as Standard & Poor's confirms in writing will not result in a reduction or withdrawal of the then-current rating of any Class of Notes by Standard & Poor's), the rating of which does not have a "t" highlighter affixed to it and (ii) having the power and authority to execute, deliver and perform the Hedge Agreement.

                  "Equipment" means any new or used equipment, together with all accessions thereto and replacement parts, accessories and repairs with respect thereto, which is the subject of a Contract.

                  "Equity Base means, with respect to the Company on any date, the amount equal to the excess of (i) the Pool Balance of the Contracts owned by the Company on such date plus the amount on deposit in the Reserve Account (after giving effect to all required deposits and withdrawals therefrom, if any, on such date), over (ii) the Aggregate Note Principal Balance on such date.

                  "Equity Threshold Amount" has the meaning specified in Section 3.07(b)(x).

                  "ERISA" means the Employee Retirement Income Security Act of 1974, as amended.

                  "Excess Collections" means, for any Monthly Payment Date, the amounts remaining in the Collection Account with respect to the related Collection Period and available for distribution to or upon the order of the Company pursuant to Section 3.07(b)(xiii).

                  "Fixed Rate Benchmark" means, with respect to any Fixed Rate Note, the interpolated rate for United States Treasury securities having a maturity comparable to the expected average life of such Note, determined as of a Fixed Rate Determination Date. Interest on the Fixed Rate Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

                  "Fixed Rate Determination Date" means a date that is two Business Days (or such greater number of Business Days, but in no event more than 10 Business Days, as may be agreed between the Company and a Note purchaser in any particular instance) prior to the related Note Issuance Date.

                  "Fixed Rate Hedge" means an interest rate hedge agreement entered into by the Company with a Hedge Provider in connection with an issuance of the Fixed Rate Notes, pursuant to which the Company shall not have any periodic and scheduled payment obligations to the Hedge Provider under the terms thereof.

                  "Fixed Rate Notes" means the Class A-FX Notes and the Class B-FX Notes.

                  "Floating Rate Cap" means an interest rate hedge agreement entered into by the Company with a Hedge Provider in connection with an issuance of the Floating Rate Notes, pursuant to which the Company shall not have any periodic and scheduled payment obligations to the Hedge Provider under the terms thereof.

                  "Floating Rate Hedge" means either a Floating Rate Cap or a Swap Agreement.

                  "Floating Rate Notes" means the Class A-FL Notes and the Class B-FL Notes.

                  "Grant" means to grant, bargain, sell, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm.

                  "Hedge Agreement" means any Fixed Rate Hedge or Floating Rate Hedge.

                  "Hedge Agreements" means, collectively, all Fixed Rate Hedges and Floating Rate Hedges.

                  "Hedge Proceeds" means, with respect to any Hedge Agreement on any date, all amounts due and owing by the Hedge Provider to the Company on such date pursuant to the Hedge Agreement (including any amount owing by reason of a Swap Termination).

                  "Hedge Provider" means, with respect to any Hedge Agreement, the counter party providing such Hedge Agreement.

                  "Indenture" or "this Indenture" means this instrument as originally executed and as from time to time supplemented or amended pursuant to the applicable provisions hereof.

                  "Indenture Event of Default" means an "Event of Default" as defined in Section 6.01.

                  "Insurance Policies" means all theft and physical damage and all other insurance policies covering the Equipment.

                  "Insurance Proceeds" means proceeds paid pursuant to any Insurance Policy and amounts (exclusive of rebated premiums or amounts used to restore or repair the Equipment) paid by any insurer under any other insurance policy related to the Equipment.

                  "Interest Component" means, with respect to any Contract on a Monthly Payment Date, the portion of the Contract Payments thereon received during the related Collection Period which represents the interest on the purchase price paid by JLACC for the related Equipment.

                  "Interest Determination Date" means, with respect to any Interest Period, the second Business Day preceding the first day of such Interest Period.

                  "Interest Period" means, with respect to any Note and any Monthly Payment Date, the period from and including the previous Monthly Payment Date (or, in the case of the first Monthly Payment Date for such Note, from and including the Note Issuance Date for such Note), to but excluding such Monthly Payment Date; provided, however, that, with respect to calculation of any accrued Non-Utilization Premium accrued prior to the first Monthly Payment Date, "Interest Period" means the period from and including the Closing Date to but excluding the first Monthly Payment Date.

                  "Issuer Order" means an order substantially in the form of Exhibit D hereto signed by the president, the treasurer or the secretary of the Company and delivered to the Trustee by the Company, directing the Trustee to authenticate and deliver the Notes specified therein in the manner specified therein.


                  "JLACC" means JLA Credit Corporation, a Delaware corporation, and its successors in interest.

                  "LIBOR" means with respect to any Interest Period, the, per annum rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the Interest Determination Date. If such rate does not appear on Telerate Page 3750 on such day, the rate will be determined on the basis of the rates at which deposits in U.S. dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Determination Date will be the arithmetic mean of the quotations. If fewer then two quotations are provided as requested, the rate for that Interest Determination Date will be the arithmetic mean of the rates rounded upwards to the nearest 1/16 of 1.0% (one per cent) quoted by two or more major banks in New York City, selected by the Trustee in its sole discretion, at approximately 11:00 a.m., New York City time, on that Interest Determination Date for loans in U.S. dollars to leading banks in London interbank market for a period of one month. "Reference Banks" shall mean Barclays Bank PLC, Citibank, N.A., The Chase Manhattan Bank and Deutsche Bank AG.

                  "Lien" means a security interest, lien, charge, pledge or encumbrance of any kind.

                  "Lock-Box Account" means the account for JLA Funding Corporation III designated as such, established and maintained pursuant to the Lock Box Agreement and in accordance with Section 5.01 of the Sale and Servicing Agreement.

                  "Lock-Box Agreement" means the master lock-box agreement, dated as of March 30, 1998, by and among the Purchaser, Bank of America National Trust and Savings Association, as Lock Box Bank, and the Trustee, pursuant to which the Lock-Box Account is established and maintained.

                  "Lock-Box Bank" means, as of any date, the bank or trust company at which the Lock-Box Account is established and maintained as of such date.

                  "London Banking Day" means any Business Day on which dealings in deposits in United States dollars are transacted in the London interbank market.

                  "Monthly Interest" means, for any Monthly Payment Date, (i) with respect to each Class A-FL Note, the product of (a) the product of (1) the actual number of days in each Interest Period for such Note divided by 360 times
(2) the Class A-FL Rate for the related Interest Period for such, Note and (b) the Class A-FL Note Principal Balance, (ii) with respect to each Class A-FX Note, the product of (a) the applicable Class A-FX Rate, (b) the Class A-FX Note Principal Balance and (c) 1/12, (iii) with respect to each Class B-FL Note, the product of (a) the product of (1) the actual number of days in each Interest Period for such Note divided by 360 times (2) the Class B-FL Rate for the related Interest Period for such Note times (b) the Class B-FL Note Principal Balance of the Class B-FL Note and (iv) with respect to each Class B-FX Note, the product of (a) the applicable Class B-FX Rate, (b) the Class B-FX Note Principal Balance and (c) 1/12.

                  "Monthly Payment Date" means the 16th day of each month (or if such date is not a Business Day, the next succeeding Business Day), commencing in the calendar month immediately succeeding the first Note Issuance Date, and ending with the Scheduled Final Payment Date.

                  "Monthly Principal" means for any Monthly Payment Date, an amount equal to the relevant Class Percentage multiplied by the sum of the following amounts: (i) to the extent received during the related Collection Period, the Principal Component of all Contract Payments other than any amounts received with respect to future Collection Periods, which will be deposited in the Payahead Account and will constitute Contract Payments in the Collection Period such payments are scheduled to be received; (ii) with respect to any Contract that first became a Defaulted Contract during the related Collection Period, the Principal Balance of such Defaulted Contract; (iii) to the extent received during the related Collection Period, the Principal Component of any Retransfer Amounts; (iv) to the extent received during the related Collection Period, the Principal Component of any prepayments in full of a Contract; and (v) to the extent received during the related Collection Period, any Insurance Proceeds.

                  "Monthly Servicer Report" means a report in the form attached as Exhibit B to the Sale and Servicing Agreement.

                  "Non-Utilization Premium" means the fee set forth in the applicable Note Purchase Agreement, which shall commence accruing as of the Closing Date and shall be payable pursuant to the Note Purchase Agreement to each Committed Investor of Floating Rate Notes on each Monthly Payment Date during (and immediately following) the Note Issuance Period in an amount that is equal to the product of (i) the Non-Utilization Premium Rate (computed on the basis of the actual number of days elapsed during the related Interest Period and a 360-day year) and (ii) the daily weighted average principal amount of Notes the purchases of which are committed to but not yet funded by the Committed Investors; provided however, that the calculation of any Non-Utilization Premium shall be subject to any additional conditions and restrictions, if any, set forth in the related Note Purchase Agreement.

                  "Non-Utilization Premium Rate" means 0.10% per annum.

                  "Note Amortization Period" means the period from (and including) the date that is the earlier of (i) the first day following the end of the Note Issuance Period and (ii) the date (if any) on which any Early Amortization Event or Indenture Event of Default shall have occurred, to (and including) the Scheduled Final Payment Date.

                  "Note Issuance Date" means each Business Day (not more frequently than one per month) on which any Notes are issued during the Note Issuance Period.

                  "Note Issuance Period" means the period commencing on the Closing Date and ending (unless sooner terminated pursuant to Section 6.02) on the date that is the earlier of (i) January 16, 1999 and (ii) the date (if any) on which the aggregate outstanding principal amount of the Notes equals $200,000,000.

                  "Note Principal Balance" means, with respect to any Note or Class of Notes, (i) as of any date prior to the first Monthly Payment Date, the outstanding principal balance of the applicable Class of Notes on the initial
Note Issuance Date, (ii) as of any other date prior to the Scheduled Final Payment Date (or other final payment date on the Notes), the outstanding principal balance of the applicable Class of Notes as of the preceding Monthly Payment Date, and (iii) as of the Scheduled Final Payment Date (or other final payment date on the Notes), the outstanding principal balance of such Class of Notes on such date; provided that the term "Note Principal Balance" as of any Monthly Payment Date on which a payment in respect of principal has been made, shall mean the outstanding principal balance of the applicable Class of Notes on such date after giving effect to any distributions of Monthly Principal and overdue Monthly Principal on such date.

                  "Note Purchase Agreement" means any Note Purchase Agreement among JLACC, the Company and each initial Noteholder, executed in connection with the issuance of the Notes.

                  "Note Register" has the meaning specified in Section 2.04.

                  "Note Registrar" has the meaning specified in Section 2.04.

                  "Noteholder" means, at any time, any Person in whose name a
Note is registered in the Note Register except that, solely for the purpose of giving any consent, request or waiver pursuant to this Indenture, the interest evidenced by any Note registered in the name of the Company or any other obligor on the Notes, the Servicer, any subservicer or any Affiliate of any of them shall not be deemed a Noteholder for the purpose of determining whether the requisite percentage necessary to effect any such consent, request or waiver shall have been obtained. The Trustee may request, obtain and conclusively rely upon a certificate of the Servicer or the Company to determine whether Notes are registered to the Company, the Servicer, any subservicer or any other Person controlling, controlled by, or under common control with any of them.

                  "Notes" means the Class A-FL Notes, the Class A-FX Notes, the Class B-FL Notes and the Class B-FX Notes.

                  "Obligor" means each obligor under a Contract and its permitted assigns.

                  "Officer's Certificate" means a certificate signed by the chairman of the board, the president, any vice chairman of the board, or a vice president of the Company, the Seller or the Servicer, as appropriate, and delivered to the Trustee.

                  "Opinion of Counsel" means a written opinion of counsel (who may be in-house counsel for the Seller or Servicer), acceptable in form and substance to the Trustee.

                  "Over-Issuance Condition" has the meaning specified in
Section 12.07

                  "Overdue Monthly Interest" means any interest on a Note which was to have been distributed, and was not distributed, on a Monthly Payment Date.

                  "Overdue Monthly Principal" means any principal on a Note which was to have been distributed, and was not distributed, on a Monthly Payment Date.

                  "Payahead Account" means the account by that name established and maintained pursuant to Section 3.01.

                  "Payahead Amount" means, with respect to any Contract, the amount of any payment by an Obligor in excess of the Current Amount.

                  "Payahead Draw Amount" means, with respect to any Monthly Payment Date, the aggregate of a11 Current Amounts for all Obligors.

                  "Permitted Investments" means, at any time, any one or more of the following obligations and securities:

                  (a) obligations of the United States or any agency thereof, provided such obligations are guaranteed as to the timely payment of principal and interest by the full faith and credit of the United States;

                  (b) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia then assigned a rating of AAA or A-1 + by Standard & Poor's or such lower rating (as approved in writing by Standard & Poor's) as will not result in the qualification, downgrading or withdrawal of the rating then assigned to the Notes of any Class by Standard & Poor's;

                  (c) interests in any money market fund (including funds for which the Trustee or the Backup Trustee or any of their respective affiliates serve as investment manager or advisor) which invests exclusively in any of the obligations described in (a) or (b) above and which at the date of acquisition of the interests in such funds has a rating of AAAm-G by Standard & Poor's or is otherwise approved in writing by Standard & Poor's;

                  (d) commercial paper which is then rated A-1 + by Standard & Poor's or such lower rating (as approved in writing by Standard & Poor's) as will not result in the qualification, downgrading or withdrawal of the rating then assigned to the Notes of any Class by Standard & Poor's;

                  (e) certificates of deposit, demand or time deposits, federal funds or banker's acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof or incorporated under the laws of a foreign jurisdiction with a branch or agency located in the United States and subject to supervision and examination by federal or state banking authorities, provided that the short-term unsecured deposit obligations of such depository institution or trust company have a rating of A-1 + by Standard & Poor's, or such lower rating category (as approved in writing by Standard & Poor's) as will not result in the qualification, downgrading or withdrawal of the rating then assigned to the Notes of any Class by Standard & Poor's;

                  (f) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation (as approved in writing by Standard & Poor's) as will not result in the qualification, downgrading or withdrawal of the rating then assigned to the Notes of any Class by Standard & Poor's;

                  (g) repurchase obligations with respect to any security described in clauses (a) or (b) hereof or any security issued or guaranteed by the Federal National Mortgage Association or any agency or instrumentality of the United States which is backed by the full faith and credit of the United States, in either case entered into with a federal agency or a depository institution or trust company (acting as principal) described in clause (e) above;

                  (h) interests in any open-end or closed-end management type investment company or investment trust (x) registered under the Investment Company Act of 1940, the portfolio of which is limited to the obligations of, or guaranteed by, the United States and to agreements to repurchase such obligations, which agreements, with respect to principal and interest, are at least 100% collateralized by such obligations marked to market on a daily basis and the investment company or investment trust shall take delivery of such obligations either directly or through an independent custodian designated in accordance with the Investment Company Act of 1940, and (y) as will not result in the qualification, downgrading or withdrawal of the rating then assigned to the Notes of any Class by Standard & Poor's (as approved in writing by Standard & Poor's); and

                  (i) such other investments (a) where the short-term unsecured debt of the obligor is rated A-1+ by Standard & Poor's or (b) which are acceptable to Standard & Poor's (as approved in writing by Standard & Poor's) and as will not result in the qualification, downgrading or withdrawal of the rating assigned to the Notes of any Class by Standard & Poor's,

Notwithstanding the foregoing, Permitted Investments shall not include (i) "stripped securities" and investments which contractually may return less than the purchase price therefor, and (ii) instruments with a purchase price greater than par if such instrument may be prepaid or called at a price less than its purchase price prior to its stated maturity.

                  "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

                  "Plan" has the meaning specified in Section 2.04(f).

                  "Pool Balance" as of any date means the aggregate Principal Balance of the Contracts as of such date.

                  "Predecessor Notes" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; and, for the purpose of this definition, any Note authenticated and delivered under Section 2.05 in lieu of a lost, destroyed or stolen Note (or a mutilated Note surrendered to the Trustee) shall be deemed to evidence the same debt as the lost, destroyed or stolen Note (or a mutilated Note surrendered to the Trustee).

                  "Pricing Premium" means (i) 0.00% with respect to any Fixed Rate Notes issued from the Closing Date through June 30, 1998, (ii) 0.05% with respect to any Fixed Rate Notes issued from July 1, 1998 through September 30, 1998 and (iii) 0.10% with respect to any Fixed Rate Notes issued from October 1, 1998 through the last day of the Note Issuance Period; provided however, that the determination of any Pricing Premium shall be subject to any additional conditions and restrictions, if any, set forth in the related Note Purchase Agreement.

                  "Principal Balance" means, with respect to any Contract on any day, (i) the unamortized portion of the purchase price paid by JLACC for the related Equipment, and amounts paid by JLACC in respect of taxes and origination costs and fees, as of the related Cut-Off Date, minus (ii) the sum of the following with respect to such Contract: (a) the Principal Component of all Contract Payments since the applicable Cut-Off Date received by the Servicer and deposited in the Collection Account other than the Principal Component of any payments received with respect to future Collection Periods, which will be deposited in the Payahead Account and will constitute Contract Payments in the Collection Period such payments are scheduled to be received; and (b) the proceeds of any Insurance Policies; provided, however, that for any day following the Monthly Payment Date on which the proceeds of a prepayment in full of a Contract or a Retransferred Contract are payable to Noteholders under the definition of Monthly Principal or a Defaulted Contract first becomes a Defaulted Contract, the Principal Balance of any such Contract shall be zero.

                  "Principal Component" shall mean, with respect to Contract Payments, that portion of such payments which represents the amortization of the purchase price paid by JLACC for the related Equipment.

                   "Purchase Option Payment" shall mean, with respect to any, Contract, any payment (received on or after the applicable Cut-Off Date for such Contract) made by an Obligor to purchase the Equipment subject to the Contract.

                   "Qualified Institution" means a depository institution organized under the laws of the United States or any state thereof and whose deposits are insured by the Federal Deposit Insurance Corporation.

                   "Rate" means (i) with respect to the Class A-FL Notes, the Class A-FL Rate, (ii) with respect to the Class A-FX Notes, the Class A-FX Rate,
(iii) with respect to the Class B-FL Notes, the Class B-FL Rate or (iv) with respect to the Class B-FX Notes, the Class B-FX Rate.

                   "Rating Agency" means Standard & Poor's and any successor thereto.

                   "Ratings Effect" means a reduction or withdrawal of a rating on a Class of Notes by the Rating Agency.

                   "Record Date" means, with respect to any Monthly Payment Date, the last day of the month preceding the month in which such Monthly Payment Date occurs (or in the case of the initial Monthly Payment Date, the initial Note Issuance Date).

                   "Recoveries" means, with respect to any Defaulted Contract, all payments and proceeds received by the Servicer or the Company in the process of recovery, repossession and liquidation of the related Equipment, other than the amounts reimbursed to the Servicer for all reasonable expenses related to such process.

                   "Redemption Date" means, with respect to any redemption of the Notes, a Monthly Payment Date fixed as the date on which the Notes are to be redeemed at the option of the Company pursuant to Section 10.01.

                   "Redemption Price" means, with respect to any Note, and as of any Redemption Date fixed by the Company, the Note Principal Balance of such Note, together with interest accrued thereon to but not including such Redemption Date at the applicable Rate.

                   "Redemption Record Date" means, with respect to any redemption of the Notes, a date fixed pursuant to Section 10.01.

                   "Required Deposit Rating" shall be a short-term unsecured deposit rating of A-1+ by Standard & Poor's.

                   "Required Reserve Amount" means, with respect to any Monthly Payment Date, an amount equal to the product of (i) the Required Reserve Percentage and (ii) the aggregate Note Principal Balance of all Notes (after giving effect to all payments of principal on such Monthly Payment Date).


                   "Required Reserve Percentage" means one percent (1%); provided that if during the Note Amortization Period the Weighted Average Yield of the Contracts in the Trust Property for any Collection Period is less than 9.25% per annum, then on the related Monthly Payment Date and on each Monthly Payment Date thereafter until the Weighted Average Yield of the Contracts in the Trust Property for a related Collection Period is equal to or greater than 9.25% per annum, "Required Reserve Percentage" shall instead mean the sum of (i) one and one-half percent (1.5%) plus (ii) ten percent (10%) minus the Weighted Average Yield of the Contracts in the Trust Property for the related Collection Period.

                   "Required Support Percentage" means, on any date, the greater of (i) 10.5% and (ii) the amount (expressed as a percentage) that is the quotient obtained by dividing (x) the aggregate Principal Balance of all Contracts having Obligors that are the ten largest Obligors (by aggregate, Contract Balance) represented by the Pool Balance, by (y) the Pool Balance, all computed as of such date.

                   "Replacement Date" has the meaning specified in Section 7.07.

                   "Reserve Account" means the segregated account by that name established and maintained by the Trustee pursuant to Section 3.01.

                   "Reserve Account Surplus" means, as of any Monthly Payment Date, the amount, if any, by which the amount on deposit in the Reserve Account, including all net income from the investment of funds therein and after taking into account any deposits and any payments pursuant to Sections 3.05 and 3.07 hereof on such Monthly Payment Date, exceeds the Required Reserve Amount for the next Monthly Payment Date.

                   "Reserve Draw Amount" has the meaning specified in Section 3.05(b).

                   "Residual Amount" means, with respect to any Contract, the amount (if any) received in respect of such Contract and the related Equipment (through Obligor payments, Recoveries, Purchase Option Payments or otherwise) that is in excess of the amount required for the payment of all amounts owing under such Contract.

                   "Responsible Officer" means, when used with respect to the Trustee, (a) any officer within the corporate trust department of the Trustee including any vice president, assistant vice president, secretary, assistant secretary, treasurer, assistant treasurer, trust officer or any other officer of the Trustee who customarily performs functions similar to those performed by the Persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and (b) who shall have direct responsibility for the administration of this Agreement.

                   "Retransfer Amount" means, with respect to any Contract, the price equal to the Principal Balance of such Contract (prior to any amendment, modification or exchange) on the first day of the month following the date on which the reacquisition obligation with respect to such Contract arose, plus accrued interest on the Principal Balance of such Contract, at a rate equal to 1/12 of the sum of (i) the weighted average Rate of all outstanding
Subordinated Notes and (ii) the Servicing Fee Rate, to the date that is the date of payment of such Retransfer Amount, less the amount, if any, on deposit in the Payahead Account with respect to such Contract.

                   "Retransferred Contract" means, for any Collection Period, a Contract which has been retransferred to the Seller or Servicer as of the last day of such Collection Period pursuant to Section 4.02 hereof or Section 3.03 or
4.06 of the Sale and Servicing Agreement.

                   "Retransferred Contract Receivables" means, for any Collection Period, the Contract receivables under Contracts which have been retransferred to the Seller or Servicer as of the last day of such Collection Period pursuant to Section 3.03 or 4.06 of the Sale and Servicing Agreement.

                   "Sale and Servicing Agreement" means the Sale and Servicing Agreement, dated as of the date hereof, between the Company and JLACC, pursuant to which the Company will purchase Contracts and certain related Trust Property from JLACC on one or more Contract Purchase Dates, and JLACC agrees to act as Servicer for all purchased Contracts, as the same may be amended or modified from time to time in accordance with the provisions hereof and thereof.

                   "Schedule of Contracts" means, as of any date, the schedule of Contracts included in the Trust Property on such date. As of each Note Issuance Date, a Schedule of Contracts in respect of the Contracts purchased on such date shall set forth, as to each such Contract as of the related Cut-Off Date, among other things, (a) its identifying number and the name of the related Obligor; (b) its date of origination; (c) the remaining term of the Contract;
(d) the stated termination date of the Contract; (e) the original Principal Balance at inception of the Contract; (f) the Principal Balance as of the applicable Cut-Off Date; (g) the location where the related Contract File is kept, if other than 12677 Alcosta Boulevard, San Ramon, California or 970 West 190th Street, Suite 710, Torrance, California 90502; (h) the Contract Rate; and
(i) the scheduled monthly Contract Payment.

                   "Scheduled Final Payment Date" means, with respect to the Notes, the Monthly Payment Date occurring in the ninety-sixth (96th) calendar month following the expiration (or earlier termination) of the Note Issuance Period (subject to earlier final payment of the Notes pursuant to the terms of this Indenture).

                   "Securities Act" means the Securities Act of 1933, as amended.

                   "Security Deposit Offset" shall mean the application by JLACC to one or more Contract Payments under a Defaulted Contract of the amount required to be deposited with JLACC by the Obligor as security for payment of amounts due under such Contract.

                   "Seller" means JLACC in its capacity as Seller of Contracts under the Sale and Servicing Agreement, and each successor to JLACC (in the same capacity) pursuant to Section 6.02 thereof.

                   "Senior Note Principal Balance" means, on any date, the aggregate Note Principal Balances of all outstanding Senior Notes as of such date.

                   "Senior Note Percentage" means, as of any date, the quotient (expressed as a percentage) obtained by dividing (i) the Senior Note Principal Balance as of such date by (ii) the Aggregate Note Principal Balance as of such date.

                   "Senior Noteholder" means, at any time, any Person in whose name a Senior Note is registered in the Note Register.

                   "Senior Notes" means, collectively, the Class A-FL Notes and the Class A-FX Notes.

                   "Servicer" means JLACC, as the servicer of the Contracts under the Sale and Servicing Agreement, and each successor to JLACC (in the same capacity) pursuant to the Sale and Servicing Agreement.

                   "Servicer Event of Default" means "Event of Default" as defined in Section 8.01 of the Sale and Servicing Agreement.

                   "Servicer Notice" means a written request, instruction or other notice delivered to the Trustee and signed in the name of the Servicer by a Servicing Officer.

                   "Servicing Fee" with regard to a Collection Period means the fee payable to the Servicer for services rendered during such Collection Period, determined pursuant to Section 4.07 of the Sale and Servicing Agreement.

                   "Servicing Officer" means any officer of the Servicer or any subservicer involved in, or responsible for, the administration and servicing of the Contracts whose name appears on a list of servicing officers annexed to an Officer's Certificate furnished to the Trustee on the date of execution of this Agreement by the Servicer, or as such list may from time to time be amended.

                   "Standard & Poor's" means Standard & Poor's, a division of McGraw-Hill, and its successors in interest.

                   "Subordinated Note Percentage" means, as of any date, the quotient (expressed as a percentage) obtained by dividing (i) the Subordinated Note Principal Balance as of such date by (ii) the Aggregate Note Principal Balance as of such date.

                   "Subordinated Note Principal Balance" means, on any date, the aggregate Note Principal Balances of all outstanding Subordinated Notes as of such date.

                   "Subordinated Noteholder" means, at any time, any Person in whose name a Subordinated Note is registered in the Note Register.

                   "Subordinated Notes" means, collectively, the Class B-FL Notes and the Class B-FX Notes.

                   "Substitute Contract" has the meaning specified in Section
3.08 of the Sale and Servicing Agreement.

                   "Swap Agreement" means any interest rate swap agreement (or other similar hedge agreement) entered into by the Company with a Hedge Provider in connection with the issuance of the Floating Rate Notes, pursuant to which the Company shall have periodic or other scheduled payment obligations to the Hedge Provider under the terms thereof.

                   "Swap Payment Amount" means, with respect to any Monthly Payment Date, the amount due and owing by the Company to any Swap Provider on such date pursuant to the related Swap Agreement.

                   "Swap Provider" means any Hedge Provider providing a Swap Agreement.

                   "Swap Termination" means any early termination of a Swap Agreement pursuant to the terms thereof.

                   "Swap Termination Amount" means the amount (if any) due and owing to any Swap Provider in connection with a Swap Termination.

                   "Three-Month Average Default Ratio" as of the last day of any calendar month means the arithmetic average of the Default Ratios as of the last day of such calendar month and the two immediately preceding calendar months.

                   "Three-Month Average Delinquency Ratio" as of the last day of any calendar month means the arithmetic average of the Delinquency Ratios as of the last day of such calendar month and the two immediately preceding calendar months.

                   "Trust Property" means all Contracts, Equipment, Accounts, money, instruments, accounts, general intangibles, contract rights and other assets and property that is described in the Granting Clause of this Indenture and subject to or intended to be subject to the lien of this Indenture, including all proceeds thereof.

                   "Trustee" shall have the meaning given such term in Section
7.07 hereof.

                   "Trustee Fee" means (i) if the Trustee is LTCB Trust Company, the fee payable to the Trustee hereunder in an amount that, for each Monthly Payment Date (and for the date on which the final payment of principal is made), is equal to the sum of (A) the wire transfer fees and reimbursable out-of-pocket expenses referred to in the Trustee Fee Letter plus (B) the amount that is the product of (x) the rate per annum specified in the Trustee Fee Letter and (y) the Aggregate Note Principal Balance as of the previous Monthly Payment Date (after giving effect to all payments of principal on such date) (or, in the case of the first Monthly Payment Date, as of the Initial Note Issuance Date) or (ii) if the Trustee is The Bank of New York, the "Trustee Annual Administration Fee" specified in the Backup Trustee Fee Letter payable in advance on the Replacement Date and, annually, on each Monthly Payment Date occurring on or immediately before each anniversary of the Replacement Date.

                   "Trustee Fee Letter" means the letter dated February 19, 1998 from LTCB Trust Company to JLA Credit Corporation setting forth the fees payable to LTCB Trust Company under this Indenture.

                   "Trustee's Certificate" means a statement completed and executed by a Responsible Officer pursuant to Section 7.14.

                   "Trustee Fee Cap" means $40,000 per annum.

                   "Uniform Commercial Code" or "UCC" means, with respect to a particular jurisdiction, the Uniform Commercial Code, as in effect from time to time in such jurisdiction, or any successor statute, thereto.

                   "Weighted Average Yield" means, with respect to the Contracts included in the Trust Property and any Collection Period, the weighted average yield of such Contracts during such period (expressed as an annualized percentage).

                   SECTION 1.02. Compliance Certificates and Opinions.

                   Subject to the terms hereof, upon any application or request by the Company to the Trustee, to take any action under any provision of this Indenture, other than any request expressly provided herein that (i) the Trustee authenticate the Notes specified in such request, (ii) the Trustee invest moneys in the Collection Account, the Reserve Account, the Payahead Account or the Contract Purchase Account pursuant to the written directions specified in such request, or (iii) the Trustee pay moneys due and payable to the Company hereunder to the Company's assignee specified in such request, the Trustee may require the Company to furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such requested action as to which other evidence of satisfaction of the conditions precedent thereto is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

                   SECTION 1.03. Form of Documents Delivered to Trustee.

                   In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

                   Any Officer's Certificate delivered to the Trustee may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such Officer's Certificate or opinion and any Opinion of Counsel may be based, insofar as it, relates to factual matters, upon a certificate or opinion of, or representations by, an Authorized Officer or Authorized Officers of the Company as to such factual matters unless such Authorized Officer or Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous. Any Opinion of Counsel may be based on the written opinion of other counsel, in which event such Opinion of Counsel shall be accompanied by a copy of such other counsel's opinion and shall include a statement to the effect that such counsel believes that such counsel and the Trustee may reasonably rely upon the opinion of such other counsel.

                   Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

                   Wherever in this Indenture, in connection with any application or certificate or report to the Trustee, it is provided that the Company shall deliver any document as a condition of the granting of such application, or as evidence of compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Company to have such application granted or to the sufficiency of such certificate or report. The foregoing shall not, however, be construed to affect the Trustee's right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Section 7.01(a)(ii).

                   Whenever in this Indenture it is provided that the absence of the occurrence and continuation of a Default or an Indenture Event of Default or a Servicer Event of Default or an Early Amortization Event is a condition precedent to the taking of any action by the Trustee at the request or direction of the Company, then, notwithstanding that the satisfaction of such condition is a condition precedent to the Company's right to make such request or direction, the Trustee shall be protected in acting in accordance with such request or direction if it has not been notified in writing, prior to the date of such request or direction, of the occurrence and continuation of such Default or Indenture Event of Default or Servicer Event of Default or Early Amortization Event. For all purposes of this Indenture, the Trustee shall not be deemed to have knowledge of any Default or Indenture Event of Default (other than an Indenture Event of Default of the kind described in clause (i) of Section 6.01) or Servicer Event of Default or Early Amortization Event unless a Responsible Officer of the Trustee shall have been notified in writing thereof by the Company, the Servicer or any Noteholder.

                     SECTION 1.04. Acts of Noteholders, etc.

                   (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agents duly appointed in writing (pursuant to appointments previously delivered to the Trustee, in form and substance reasonably satisfactory to the Trustee); and, except as herein otherwise expressly, provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, with a copy (or if expressly required an original) to the Company and the Servicer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and (subject to Section 7.01) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section 1.04.

                   (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

                   (c) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the holder of any Note shall bind every future holder of the same Note and the holder of every Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Note.

                   (d) By accepting the Notes issued pursuant to this Indenture, each Noteholder irrevocably appoints the Trustee hereunder as the special attorney-in-fact for such Noteholder vested with full power on behalf of such Noteholder to effect and enforce the rights of such Noteholder pursuant hereto and the provisions hereof for the benefit of such Noteholder.

                   (e) Each holder of a Note, by acceptance of its Note, agrees to treat the Note as indebtedness of the Company for federal income tax purposes.

                   SECTION 1.05. Notices.

                   Any request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee, the Company or the Servicer shall be sufficient for every purpose hereunder if in writing and telexed, telecopied (with a copy of the telexed or telecopied material sent to the recipient by overnight courier on the day of the telex or telecopy), mailed, first-class postage prepaid, or hand delivered. Unless otherwise specifically provided herein, no such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders or other document shall be effective until received and any provision hereof requiring the making, giving, furnishing, or filing of the same on any date shall be interpreted as requiring the same to be sent or delivered in such fashion that it will be received on such date. Any such request, demand, authorization, direction, notice, consent, waiver, Act of Noteholders, or other document shall be sent or delivered to the following addresses:

                        (i) if to the Trustee, at the Corporate Trust Office,
               Attention: Corporate Trust Administration (Number for telecopy:
               (212) 608-3081).

                        (ii) if to the Backup Trustee, at 101 Barclay Street,
               Floor 12 East, New York 10286, Attention: Corporate Trust-Asset Backed Finance Unit.

                        (iii) if to the Company, at 12677 Alcosta Boulevard,
               Suite 430, San Ramon, California 94583 (Number for telecopy:
               (510) 327-0228), or at any other address previously furnished in writing to the Trustee and the Servicer by the Company;

                        (iv) if to the Seller, at 12677 Alcosta Boulevard, Suite
               430, San Ramon, California 94583 (Number for telecopy: (510) 327-0225), or at any other address previously furnished in writing to the Trustee, the Company and the Servicer by the Seller;

                        (v) if to the Servicer, at 12677 Alcosta Boulevard,
               Suite 430, San Ramon, California 94583 (Number for telecopy:
               (510) 277-0565), or at any other address previously furnished in writing to the Trustee, the Company and the Seller by the Servicer; and

                        (vi) if to Standard & Poor's, at 25 Broadway, New York,
               New York 10004-1064, Attention: Surveillance Group (Number for telecopy: (212) 208-8208), or at any such other address previously furnished in writing to the Trustee, the Company and the Seller by Standard & Poor's.

                   SECTION 1.06. Notice to Noteholders; Waiver.

                   (a) Where this Indenture provides for notice to Noteholders of any event, or the mailing of any report to Noteholders, such notice or report shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first class postage prepaid, or sent by private courier or confirmed telecopy (with a copy of the telecopied material sent to the recipient by overnight courier on the day of the telecopy) to each Noteholder affected by such event or to whom such report is required to be mailed, at its address as it appears in the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice or the mailing of such report. In any case where a notice or report to Noteholders is mailed, neither the failure to mail such notice or report, nor any defect in any notice or report so mailed, to any particular Noteholder shall affect the sufficiency of such notice or report with respect to other Noteholders. Where this Indenture provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

                   (b) In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to mail or send notice to Noteholders, in accordance with Section 1.06(a), of any event or any report to Noteholders when such notice or report is required to be delivered pursuant to any provision of this Indenture, then such notification or delivery as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder.

                   SECTION 1.07. Table of Contents, Headings, etc.

                   The Table of Contents and the Article and Section headings are for convenience only and shall in no way modify or restrict any of the terms or provisions hereof.

                   SECTION 1.08. Successors and Assigns.

                   All covenants and agreements in this Indenture by the Company or the Trustee shall bind its respective successors and permitted assigns, whether so expressed or not.

                   SECTION 1.09. Severability Clause.

                   In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                   SECTION 1.10. Benefits of Indenture.

                   Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any separate trustee or co-trustee appointed under Section
7.11 and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

                   SECTION 1.11. Governing Law.

                   This Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

                   SECTION 1.12. Legal Holidays.

                   In any case where any Monthly Payment Date or the Scheduled Final Payment Date or any other date on which principal of or interest on any
Note is proposed to be paid shall not be a Business Day, then (notwithstanding any other provision of this Indenture or of the Notes) such payment shall be made on the next succeeding Business Day and no interest shall accrue for the intervening period.

                   SECTION 1.13. Execution in Counterparts.

                   This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                   SECTION 1.14. Inspection.

                   The Company agrees that, on reasonable prior notice, it will permit the representatives of the Trustee or any Noteholder, during the Company's normal business hours, to examine all of the books of account, records, reports and other papers of the Company, to make copies thereof and extracts therefrom, to cause such books to be audited by independent accountants selected by the Company and reasonably acceptable to the Trustee or such Noteholder, as the case may be, and to discuss its affairs, finances and accounts with its officers, employees and independent accountants with an Authorized Officer of the Company present (and by this provision the Company hereby authorizes its accountants to discuss with such representatives such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested for the purpose of reviewing or evaluating the financial condition or affairs of the Company or the performance of and compliance with the covenants and undertakings of the Company in this Indenture, the Sale and Servicing Agreement, the Hedge Agreements, the Note Purchase Agreement or any of the other documents referred to herein or therein. Subject entirely to the priorities of payment specified in Section 3.07(b) and 6.06 hereof and to the availability of funds to the Company in accordance therewith, any expense incident to the exercise by the Trustee or any Noteholder of any right set forth in this Section 1.14 during the continuance of any Default or Indenture Event of Default (including, without limitation, any Servicer Event of Default) shall be borne by the Company, but any expense due to the exercise of a right by any such Person prior to the occurrence of a Default or Indenture Event of Default (including, without limitation, any Servicer Event of Default) shall be borne (subject to the other provisions of this Indenture) by such Person; provided, however, that any insufficiency of funds available to the Company for the payment of any amount otherwise owing by the Company under this Section will not represent a claim against the Company.

                   SECTION 1.15. Survival of Representations and Warranties.

                   The representations, warranties and certifications of the Company made in this Indenture or in any certificate or other writing delivered by the Company pursuant hereto shall survive the Closing Date and the authentication and delivery of the Notes issued on each Note Issuance Date hereunder, but unless explicitly provided to the contrary, such representations, warranties and certifications are made only as of the Closing Date and each such Note Issuance Date.

                   SECTION 1.16. Communications with Noteholders

                   Within 15 days' receipt of written request from the Servicer, the Trustee, acting as Note Registrar, will provide to the Servicer a list of the names and addresses of all Noteholders of record as of the most recent Record Date. The Trustee, upon written request by one or more Noteholders aggregating not less than 25% of the Aggregate Note Principal Balance, will obtain from the Note Registrar (if other than the Trustee) and afford such Noteholders access during business hours to the current list of Noteholders for purposes of communicating with other Noteholders with respect to their rights under the Indenture (provided such Noteholders (i) state that they wish to communicate with other Noteholders with respect to their rights under the Indenture or under the Notes and (ii) provide the Trustee and Servicer with a copy of the proposed communication).

                   SECTION 1.17. Statements Required in Officer's Certificate.

                   Each Officer's Certificate with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                        (i) a statement that the Person making such certificate
               has read such covenant or condition;

                        (ii) a brief statement as to the nature and scope of the
               examination or investigation upon which the statements contained in such certificate are based;

                        (iii) a statement that, in the opinion of such Person,
               he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and

                        (iv) a statement as to whether or not, in the opinion of
               such Person, such covenant or condition has been complied with.

                   SECTION 1.18. When Treasury Securities Disregarded.

                   In determining whether the Noteholders of the required Note Principal Balance of Notes have concurred in any request, waiver or consent pursuant to this Indenture, Notes registered in the name of the Company or any other obligor on the Notes or registered in the name of the Servicer or any subservicer or in the name of any Affiliate of the Company, such obligor or such Servicer or subservicer shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which a Responsible Officer of the Trustee actually knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Company or any other obligor upon the Notes or the Servicer or any subservicer or any Affiliate of the Company, such obligor, such Servicer or such subservicer.

                   SECTION 1.19. Rules by Trustee.

                   The Trustee may make reasonable rules for action by or at a meeting of Noteholders.

                   SECTION 1.20. No Adverse Interpretation of Other Agreements.

                   This Indenture may not be used to interpret another indenture, loan or debt agreement of the Company or an Affiliate of the Company. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.

                   SECTION 1.21. No Recourse Against Others.

                   All liability described in the Notes of any director, officer, employee or shareholder, as such, of the Company is waived and released.

                   SECTION 1.22. Independence of Covenants.

                   All covenants and agreements in this Indenture shall be given independent effect so that if any particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Indenture Event of Default or an Early Amortization Event if such action is taken or condition exists.

                   SECTION 1.23. Consent to Jurisdiction.

                   Each of the Company, the Servicer and the Trustee irrevocably submits to the non-exclusive jurisdiction of any New York State or Federal court sitting in the Borough of Manhattan in the City of New York over any suit, action or proceeding arising out of or relating to this Indenture or any Note. Each of the Company, the Servicer and the Trustee irrevocably waives, to the fullest extent permitted by applicable law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in such a court and any claim that any such suit, action or proceeding brought in such a court has been brought in any inconvenient forum. Each of the Company, the Servicer and the Trustee agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company, the Servicer or the Trustee, as the case may be, and may be enforced in the courts of New York (or any other courts to the jurisdiction of which the Company, the Servicer or the Trustee, as the case may be, is subject) by a suit upon such judgment, provided that service of process is effected upon the Company as permitted by law; provided, however, that each of the Company, the Servicer and the Trustee does not waive, and the foregoing provisions of this sentence shall not constitute or be deemed to constitute a waiver of, (i) any right to appeal any such judgment, to seek any stay or otherwise to seek reconsideration or review of any such judgment or (ii) any stay of execution or levy pending an appeal from, or a suit, action or proceeding for reconsideration or review of, any such judgment. The Company hereby irrevocably designates and appoints Corporation Service Company (the "Agent"), which on the date hereof has an office located at 80 State Street, Albany, New York 12207, Tel.: (518) 433-4740, Fax: (518) 433-4741, as its
authorized agent upon whom process may be served in any such suit or proceeding. The Company further agrees that, to the extent permitted by applicable law, service of process upon the Agent shall be deemed in every respect effective service of process upon the Company in any such suit or proceeding, The Servicer hereby irrevocably designates and appoints the Agent, as its authorized agent upon whom process may be served in any suit or proceeding related to the transactions contemplated by this Indenture. The Servicer further agrees that, to the extent permitted by applicable law, service of process upon the Agent shall be deemed in every respect effective service of process upon the Servicer in any suit or proceeding related to the transactions contemplated by this Indenture.

                   SECTION 1.24. No Bankruptcy Petition.

                   Notwithstanding any provision contained herein, each of the Noteholders and the Trustee covenants and agrees that, prior to the date which is one year and one day after the payment in full of all Notes issued by the Company and payment of all other amounts due under this Indenture, it will not institute against, or join any other Person in instituting against, the Company any bankruptcy, reorganization, receivership, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law. The Company represents, warrants, and covenants that it has obtained, and will in the future obtain, a no-petition agreement from each and every Person that enters into any agreement of any kind with the Company. Nothing in this Section shall constitute a waiver by the Trustee or any Noteholder of any right to receive amounts owing to it under this Indenture or (in the case of the Noteholders) the Notes. This Section 1.24 shall survive the termination of this Indenture.

                                   ARTICLE II

                                    THE NOTES

                   SECTION 2.01. General Provisions.

                   (a) The Notes issuable hereunder shall be issued as registered Notes without coupons in four Classes on such date or dates during the Note Issuance Period as from time to time shall be authorized by the Company. The Notes of all Classes shall be known and entitled generally as the "JLA Funding Corporation III Asset-Backed Notes." The Notes of each Class shall have further particular designation as specified below, and each Note issued hereunder shall bear upon the face thereof the designation so specified for the Class to which it belongs. Subject to the provisions of Section 2.02, the Trustee shall be authorized and directed, upon the delivery by the Company of an Issuer Order, to authenticate and deliver Notes to be issued hereunder on each
Note Issuance Date in classes entitled "Floating Rate Asset-Backed Notes, Class A-FL," "Fixed Rate Asset-Backed Notes, Class A-FX," "Floating Rate Asset-Backed Notes, Class B-FL and/or "Fixed Rate Asset-Backed Notes, Class B-FX," respectively. The forms of the Class A-FL Notes, the Class A-FX Notes, the Class B-FL Notes and the Class B-FX Notes, and of the Trustee's certificate of authentication, shall be in substantially the forms set forth in Exhibits A-1, A-2, B-1 and B-2 hereto, respectively, with such appropriate insertions, omissions, substitutions, and other variations as are required or permitted by this Indenture. The aggregate principal amount of Notes which may be authenticated and delivered under this Indenture is limited to $200,000,000 (of which the aggregate principal amount of the Senior Notes shall be not greater than $188,421,000 and the aggregate principal amount of the Subordinated Notes shall not be greater than $11,579,000, except for Notes authenticated and delivered upon registration of, transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.04, 2.05, or 9.04. The Notes shall be issuable only in registered form and only in denominations of at least $1,000,000 and integral multiples of $1,000 in excess thereof, provided that the foregoing shall not restrict or prevent the transfer or issuance in accordance with Section 2.04 or 2,05 of any Note having a remaining outstanding principal amount of less than $1,000,000.

                   (b) During the Note Issuance Period no principal will be due and payable on the Notes. During the Note Amortization Period, the aggregate amount of principal due and payable on each Class of Notes on each Monthly Payment Date shall be equal to the Monthly Principal for such Class. Except (i) for optional redemption pursuant to Section 10.01, (ii) for Retransfer Amounts, or (iii) as otherwise provided in Section 6.02, no part of the principal of any Note shall be paid prior to the Monthly Payment Date on which such principal is due in accordance with the preceding provisions of this Section 2.01(b). Unless earlier paid, the entire unpaid Senior Note Principal Balance and the entire unpaid Subordinated Note Principal Balance will be due and payable on the Scheduled Final Payment Date.

                   (c) Interest on each Note shall accrue from the Note Issuance Date of such Note. Interest on the Note Principal Balance of each Note shall be payable on each Monthly Payment Date, commencing on the Monthly Payment Date occurring in the calendar month immediately succeeding the month in which the applicable Note Issuance Date occurs, to Noteholders of record as of the applicable Record Date. Interest on the Notes of each Class is required to be paid to Noteholders in an amount equal to the Monthly Interest for such Class of Notes. Interest on the Floating Rate Notes will be computed on the basis of the actual number of days elapsed during the related Interest Period and a 360-day year. Interest on the Fixed Rate Notes will be computed on the basis of a 360-day year consisting of twelve 30-day months.

                   (d) All payments made with respect to any Note shall be made in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts and shall be applied in the manner specified in Article III.

                   (e) All Notes of the same Class issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof and thereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture. Payments of principal and interest on Notes of the same Class shall be made pro rata among all outstanding Notes of such Class, without preference or priority of any kind. The Notes are limited recourse obligations of the Company. The sole source of payment of the Notes will be the assets comprising the Trust Property.

                   SECTION 2.02. Issuances During the Note Issuance Period.

                   The Company may issue Notes on any one or more Business Days during the Note Issuance Period (not more frequently than once per month), in each case subject to the provisions of this Indenture, including the following conditions precedent:

                        (i) at the time of such issuance (and after giving
               effect thereto) (a) no Default, Indenture Event of Default, Servicer Event of Default or Early Amortization Event shall have occurred or be continuing, (b) the Equity Base is not less than 5% of the Pool Balance and the sum of the Equity Base and the Subordinated Note Principal Balance is not less than the Required Support Percentage of the Pool Balance (in each case both before and after giving effect to any purchase of Contracts to occur on such date), and (c) the aggregate Note Principal Balance is not greater than 95% of the Company's total assets and the aggregate Senior Note Principal Balance is not greater than 89.5% of the Company's total assets;

                        (ii) the net proceeds of such issuance of Notes are
               applied by the Company on such Note Issuance Date to the purchase of additional Eligible Contracts pursuant to the Sale and Servicing Agreement at an aggregate purchase price that is not greater than the aggregate Principal Balance (excluding any Residual Amounts) of all Contracts purchased, and all conditions precedent to the purchase of Contracts and the related Contract Assets pursuant to Article II of the Sale and Servicing Agreement have been satisfied and complied with as of the applicable Contract Purchase Date (provided that no failure of compliance thereunder shall affect the validity of any Note issued hereunder);

                        (iii) such additional Contracts (and all related
               Contract Assets) are included in the Trust Property and subject to a perfected security interest in favor of the Trustee;

                        (iv) the Company is in compliance with its obligations
               under the Note Purchase Agreement and under each Hedge Agreement;

                        (v) the Company shall deliver or cause to be delivered
               to the Trustee a written collateral assignment of the Contracts and related Contract Assets to be included in the Trust Property on such date, duly executed and completed, together with an attached duly prepared Schedule of Contracts identifying all such Contracts;

                        (vi) to the extent necessary under applicable law, the
               Company shall record and file a UCC financing statement in the office of the Secretary of State of California and in each other jurisdiction, if any, executed by and naming the Company as debtor and the Trustee as secured party and identifying the Contracts and the related Contract Assets as collateral. The Company shall deliver a file-stamped copy, or other evidence of filing, of each such financing statement to the Trustee;

                        (vii) the Company will take or cause to be taken such
               actions as are necessary so that computer files maintained for the Contracts and related Contract Assets included in the Trust Property are appropriately adjusted to indicate that such Contracts and related Contract Assets have been assigned and pledged to the Trustee pursuant to the Indenture; and

                        (viii) the Company shall deliver to the Trustee an
               Issuer Order, which shall include a statement that each of the conditions precedent to the issuance of Notes on such date that are set forth in this Section 2.02 has been satisfied.

                   SECTION 2.03. Execution, Authentication, Delivery and Dating.

                   (a) The Notes shall be manually executed on behalf of the Company by its President or one of its Vice Presidents.

                   (b) Any Note bearing the signature of an individual who was at the time of execution thereof a proper officer of the Company shall bind the Company, notwithstanding that such individual ceases to hold such office prior to the authentication and delivery of such Note or did not hold such office at the date of such Note.

                   (c) No Note shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Note a certificate of authentication substantially in the form provided for herein, executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder. Each Note shall be dated the date of its authentication.

                   (d) The Notes may from time to time be executed by the Company and delivered to the Trustee for authentication together with a Company Request to the Trustee directing the authentication and delivery of such Notes and thereupon the same shall be authenticated and delivered by the Trustee in accordance with such Company Request.

                   SECTION 2.04. Registration, Transfer and Exchange.

                   (a) The Company shall cause to be kept at the Corporate Trust Office a register (the "Note Register") in which, subject to such reasonable regulations as the Trustee may prescribe, the Company shall provide for the registration of Notes and of transfers of Notes. The Trustee is hereby appointed initial "Note Registrar", and the Trustee hereby accepts such appointment, for the purpose of registering Notes and transfers of Notes as herein provided. In the event that, subsequent to the initial Note Issuance Date, the Trustee is unable to act as Note Registrar, the Company shall appoint a bank or trust company acceptable to the Company, agreeing to act in accordance with the provisions of this Indenture applicable to it, to act as successor Note Registrar under this Indenture pursuant to a note registrar agreement acceptable to the Company. In performing such duties any such Note Registrar shall have the same benefit of the provisions of this Indenture as the Trustee itself would have if it were performing such duties.

                   (b) Subject to compliance with the provisions of Section 2.06, upon surrender for registration of transfer of any Note at the office of the Company designated pursuant to Section 8.02 for such purpose, the Company shall execute and the Trustee upon a Company Request shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of the same class, of any authorized denominations and of a like aggregate original principal amount. The Trustee shall make a notation on any such new Note of the amount of principal, if any, that has been paid on such Note and shall make the appropriate entries in the Note Register.

                   (c) All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

                   (d) Every Note presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed, by the holder thereof or his attorney duly authorized in writing.

                   (e) No service charge shall be made for any registration of transfer or exchange of Notes but the Company or the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer, or exchange of Notes, but this provision shall not apply to any exchange pursuant to Section 9.04 not involving any transfer.

                   (f) Each prospective initial Noteholder acquiring a Note, each prospective transferee acquiring a Note and each prospective owner of a beneficial interest in Notes acquiring such beneficial interest (the prospective initial Noteholder, the prospective transferee and the prospective beneficial owner, each, a "Prospective Owner"), shall, in the event of such an acquisition, be deemed to have represented, in any case in which the Notes are acquired with the assets of an "employee benefit plan" within the meaning of Section 3(3) of ERISA or a "plan" within the meaning of Section 4975(e)(1) of the Code (any such plan or employee benefit plan, a "Plan") and for any period for which a Note is (or is deemed for ERISA purposes to be) assets of a Plan, that the acquisition or transfer, and subsequent holding, will not constitute, cause or otherwise give rise to a transaction described in Section 406 of ERISA or Section 4975 of the Code for which a statutory or administrative exemption is unavailable.

                   SECTION 2.05. Mutilated, Destroyed, Lost and Stolen Notes.

                   (a) If any mutilated Note is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and deliver in exchange therefor a replacement Note of the same class, of like tenor and principal amount and bearing a number not contemporaneously outstanding.

                   (b) If there shall be delivered to the Company and the Trustee (i) evidence to their satisfaction of the destruction, loss or theft of any Note (provided that any Noteholder's affidavit shall be sufficient evidence for such purpose) and (ii) such security or indemnity as may be required by them to save each of them and any agent of either of them harmless, then, in the absence of actual notice to the Company or the Trustee that such Note has been acquired by a bona fide purchaser, the Company shall execute and upon a Company Request the Trustee shall authenticate and deliver, in lieu of any such destroyed, lost or stolen Note, a replacement Note of the same class, of like tenor and principal amount and bearing a number not contemporaneously outstanding. If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note, a bona fide purchaser of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Company and the Trustee shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a bona fide purchaser, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Company or the Trustee in connection therewith.

                   (c) In case the final installment of principal on any such mutilated, destroyed, lost or stolen Note has become or will at the next Monthly Payment Date become due and payable, the Company in its discretion may, instead of issuing a replacement Note, pay such Note.

                   (d) Upon the issuance of any replacement Note under this Section, the Company or the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed as a result of the issuance of such replacement Note plus reasonable costs and expenses of the Trustee in connection therewith.

                   (e) Every replacement Note issued pursuant to this Section in lieu of any destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes of the same class, duly issued hereunder.

                   (f) The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment Of mutilated, destroyed, lost or stolen Notes.

                   SECTION 2.06. Restrictions on Transfer and Exchange of Notes; Compliance with Rule 144A.

                   (a) The Notes have not been registered under the Securities Act or any state securities law. Each Noteholder agrees to offer, sell or otherwise convey a Note or any interest therein only (A) to (i) a Person it reasonably believes is a "qualified institutional buyer" as defined in Rule 144A under the Securities Act in a transaction meeting the requirements of Rule 144A or (ii) an institutional investor that is an "accredited investor" as defined under paragraph (1), (2), (3) or (7) of Rule 501(a) under the Securities Act (an "Institutional Accredited Investor") pursuant to another available exemption from the registration requirements of the Securities Act and any applicable state securities laws and (B) if the Trustee and the Company receive a Transferee Letter substantially in the form of Exhibit C hereto from the transferee, in form satisfactory to the Trustee and the Company, with respect to any transfer made pursuant to Rule 144A or such other exemption. The Notes shall bear legends to the effect set forth in the forms of Class A-FL Note, Class A-FX Note, Class B-FL Note and Class B-FX Note attached as Exhibit A-1, Exhibit A-2, Exhibit B-1 and Exhibit B-2, respectively. In the event that the, Transferee Letter from an Institutional Accredited Investor, provided pursuant to this
Section 2.06 does not, in the reasonable judgment of the Company or the Trustee, on its face establish the availability of an exemption under the Securities Act and of continued exemption of the Company under the Investment Company Act, the Company or the Trustee may require an Opinion of Counsel (which may be internal counsel) reasonably satisfactory to the Seller or the Trustee, as the case may be, that such transfer may be made pursuant to an exemption from the Securities Act; provided, however, that no Opinion of Counsel shall be required in connection with a direct transfer by an initial Noteholder to an Affiliate or a wholly-owned subsidiary or affiliated asset-backed commercial paper conduit so long as such Affiliate, wholly-owned subsidiary or affiliated asset-backed commercial paper conduit is a qualified institutional buyer or an Institutional Accredited Investor and (in each case) delivers a Transferee Letter to the Trustee and the Company. Any such Opinion Of Counsel shall be obtained at the expense of the prospective transferor or transferee, and not at the expense of the Company, the Seller, the Servicer or the Trustee, and shall be delivered to the Company and the Trustee prior to any such transfer. Neither the Company nor the Trustee is obligated to register the Notes under the Securities Act or to take any other action not otherwise required under this Agreement to permit the transfer of Notes without registration. In addition, no transfer of any Note or any interest therein may be made if the Company or the Trustee reasonably believes that as a result of such transfer, the Notes would be "beneficially owned," as such term is defined in the Investment Company Act of 1940, as amended, by more than one hundred Persons.

                   (b) For so long as the Notes are "restricted securities" within the meaning of Rule 144A of the Securities Act, the Seller, the Trustee and the Servicer agree to cooperate with each other to provide to any Noteholder and to any prospective purchaser of Notes designated by such a Noteholder, upon the request of such Noteholder or prospective purchaser, any information that is required to be provided to such Noteholder or prospective purchaser to satisfy Rule 144A(d)(4) (or any successor provision) under the Securities Act. Any recipient of information provided pursuant to this Section 2.06(b) shall agree that such information shall not be disclosed or used for any purpose other than the evaluation of the Notes by the prospective purchaser. The Servicer will be responsible for the physical delivery of the information requested pursuant to this Section 2.06(b).

                   SECTION 2.07. Payment of Interest and Principal; Rights Preserved.

                   (a) Any installment of interest or principal payable on any Note that is paid or duly provided for by the Company on the applicable Monthly Payment Date shall be paid to the Person in whose name such Note was registered at the close of business on the Record Date for such Monthly Payment Date by wire transfer of immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date.

                   (b) All reductions in the principal amount of a Note effected by payments of installments of principal made on any Monthly Payment Date shall be binding upon all holders of such Note and of any Note issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof, whether or not such payment is noted on such Note. All payments on the Notes shall be paid without any requirement of presentment but each holder of any Note shall be deemed to agree, by its acceptance of the same, to surrender such Note at the Corporate Trust Office for the payment of the final installment of principal of and interest on such Note.

                   SECTION 2.08. Persons Deemed Owners.

                   Prior to due presentment of a Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Noteholder as the owner of such Note for the purpose of receiving payment of principal of and interest on such Note and for all other purposes whatsoever, whether or not such Note be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

                   SECTION 2.09. Cancellation.

                   All Notes surrendered for registration of transfer or exchange or final payment shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly cancelled by it. The Company may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever, and all Notes so delivered shall be promptly cancelled by the Trustee. No Notes shall be authenticated in lieu of or in exchange for any Notes cancelled as provided in this Section, except as expressly permitted by this Indenture. All cancelled Notes held by the Trustee may be disposed of in the normal course of its business or as directed by a Company Order; provided, however, that the Trustee shall not be required to destroy such cancelled Notes.

                   SECTION 2.10. Subordination of Subordinated Notes.

                   (a) Notwithstanding the provisions of this Indenture and any Subordinated Note, each Noteholder of a Subordinated Note, by his acceptance thereof, covenants and agrees that the rights of the Noteholder of such Subordinated Notes in and claims to the assets of the Company, the Subordinated Notes and the Trust Property shall be subordinate and junior in right of payment, in accordance with the provisions of this Section and to the extent and in the manner set forth in Sections 3.07(b) and 6.06 and the other provisions of this Indenture, to the prior payment in full of the Senior Notes (subject to the provisions of such Sections). For purposes of this Indenture, the Senior Notes shall not be deemed to have been paid in full until the holders or owners of the Senior Notes shall have received full payment of the Senior Notes in cash.

                   (b) Each Noteholder of a Subordinated Note, by its acceptance thereof, authorizes and directs the Company and the Trustee to take such actions on his behalf as may be necessary or appropriate to effectuate, as between the holders of the Senior Notes and the Subordinated Notes, the subordination as provided in this Section 2.10 and appoints the Company as its attorney-in-fact for any and all such purposes.

                   (c) In the event that, notwithstanding paragraphs (a) and (b) of this Section, any Noteholder shall have received any payment or distribution in respect of a Subordinated Note contrary to such provisions, then such payment or distribution shall be received and held in trust for the holders or owners of the Senior Notes and shall be paid over or delivered to the Trustee on behalf of the Senior Noteholders or their representatives, as the case may be, for application to (in the case of cash) or as collateral for (in the case of non-cash property or securities) the payment or prepayment of the Senior Notes after giving effect to any concurrent payment or distribution to the holders or owners of such Senior Notes.

                   SECTION 2.11. Noteholder Lists.

                   The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. If the Trustee is not the Note Registrar, the Company or other obligor, if any, shall furnish to the Trustee at least five Business Days prior to each Record Date and at such other times as the Trustee may request in writing a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders.

                                   ARTICLE III
                   ACCOUNTS; INVESTMENT OF MONEYS; COLLECTION
                       AND APPLICATION OF MONEYS; REPORTS

                   SECTION 3.01. Accounts; Investments by Trustee.

                   (a) The Servicer, pursuant to the Lock-Box Agreement, shall maintain the Lock-Box Account, which account shall be maintained as an Eligible Deposit Account, in the name of the Company for the benefit of the Trustee and the Noteholders. The Lock-Box Account shall be an account maintained with Bank of America or such other Lock-Box Bank as the Servicer may select; provided, however, that the Servicer shall give the Trustee at least 30 days' prior written notice of any change in the location of the Lock-Box Account, shall not make any such change without the consent of the Trustee and shall give at least 60 days' prior written notice of the new location to each Obligor.

                   In addition, on or before the Closing Date, the Trustee shall establish, in the name of the Trustee for the benefit of the Noteholders as provided in this Indenture, the following accounts, which accounts shall be segregated trust accounts maintained at the Corporate Trust Office:

                       (i)          Collection Account;
                       (ii)         Reserve Account;
                       (iii)        Payahead Account; and
                       (iv)         Contract Purchase Account,

Each of such Accounts shall be established and maintained as an Eligible Deposit Account. Subject to the further provisions of this Section 3.01(a), the Trustee shall, upon receipt or upon transfer from another account, as the case may be, deposit into such Accounts all amounts received by it which are required to be deposited therein in accordance with the provisions of this Indenture. All such amounts and all investments made with such amounts, including all income and other gain from such investments, shall be held by the Trustee in such Accounts as part of the Trust Property as herein provided, subject to withdrawal by the Trustee in accordance with, and for the purposes specified in the provisions of, this Indenture.

                   (b) The Trustee shall hold in trust but shall not be required to deposit in any Account specified in Section 3.01(a) any payment received by it until such time as the Trustee shall have identified to its reasonable satisfaction the nature of such payment and, on the basis thereof, the proper account or accounts into which such payment is to be deposited. In determining into which of the Accounts, if any, any amount received by the Trustee is to be deposited, the Trustee may conclusively rely (in the absence of gross negligence or wilful misconduct on the part of the Trustee) on the written instructions of the Servicer. Unless otherwise advised in writing by the Servicer, the Trustee shall assume that any amount remitted to it is to be deposited into the Collection Account pursuant to Section 3.02. The Trustee may establish from time to time such deadline or deadlines as it shall determine are reasonable or necessary in the administration of the Trust Property after which all amounts received or collected by the Trustee on any day shall not be deemed to have been received or collected until the next succeeding Business Day.

                   (c) The Trustee shall have no right of set-off with respect to the Lock-Box Account, the Collection Account, the Reserve Account, the Payahead Account or the Contract Purchase Account, or any investment therein, whether or not commingled. If at any time any Account ceases to be an Eligible Deposit Account, as determined by the Servicer, the Trustee shall within 10 Business Days after receipt of written notice from the Servicer (or such longer period, not to exceed 30 calendar days, as to which Standard & Poor's may consent) establish a new Account meeting the conditions specified in this Section, and shall transfer any cash and/or any investments in the old Account to such new Account.

                   (d) So long as no Default or Indenture Event of Default shall have occurred and be continuing, the amounts In the Collection Account, the Reserve Account, the Payahead Account and the Contract Purchase Account shall be invested and reinvested by the Trustee pursuant to a Servicer Notice in one or more Permitted Investments. Subject to the restrictions on the maturity of investments set forth in Section 3.01(f), each such Servicer Notice may authorize the Trustee to make the specific Permitted Investments set forth therein, to make Permitted Investments from time to time consistent with the general instructions set forth therein, or to make specific Permitted Investments pursuant to instructions received in writing or by telegraph or facsimile transmission from the employees or agents of the Servicer identified therein, in each case in such amounts as such Servicer Notice shall specify. The Company agrees to report as income for financial reporting and tax purposes (to the extent reportable) all investment earnings on amounts in the Collection Account, the Reserve Account, the Payahead Account and the Contract Purchase Account.

                   (e) In the event that either (i) the Servicer shall have failed to give investment directions to the Trustee by 12:00 P.M. New York time on any Business Day on which there may be uninvested cash or (ii) a Default or Indenture Event of Default shall have occurred and be continuing, then the Trustee shall invest and reinvest the funds then in the Collection Account, the Reserve Account, the Payahead Account and the Contract Purchase Account, as the case may be, to the fullest extent practicable in one or more Permitted Investments as specified in paragraph (c) of the definition of Permitted Investments. All investments made by the Trustee shall mature no later than the maturity date therefor permitted by Section 3.01(f).

                   (f) No investment of any amount held in the Collection Account, the Reserve Account, the Payahead Account or the Contract Purchase Account shall mature later than the second Business Day immediately preceding the Monthly Payment Date which is scheduled to occur immediately following the date of investment. All income or other gains from the investment of moneys deposited in the Collection Account, the Reserve Account, the Payahead Account and the Contract Purchase Account shall be deposited by the Trustee in such account immediately upon receipt. Any net loss of principal (determined on a month by month basis) resulting from such investment of amounts in the Collection Account, the Reserve Account, the Payahead Account or the Contract Purchase Account shall be charged to the respective Account.

                   (g) Any investment of any funds in the Collection Account, the Reserve Account, the Payahead Account or the Contract Purchase Account, and any sale of any investment held in such accounts, shall be made under the following terms and conditions:

                        (i) each such investment shall be made in the name of
               the Trustee (in its capacity as such) for the benefit of the Noteholders or in the name of a nominee of the Trustee;

                        (ii) the investment earnings of any investment shall be
               credited to the Account for which such investment was made;

                        (iii) any certificate or other instrument evidencing
               such investment shall be delivered directly to the Trustee or its agent and the Trustee shall have sole possession of such instrument and all income on such investment; and

                        (iv) the proceeds of any sale of an investment shall be
               remitted by the purchaser thereof directly to the Trustee for deposit in the Account in which such investment was held.

                   (h) If any amounts are needed for disbursement from the Collection Account, the Reserve Account, the Payahead Account or the Contract Purchase Account, and sufficient uninvested funds are not collected and available therein to make such disbursement, in the absence of a Servicer Order for the liquidation of investments held therein in an amount sufficient to provide the required funds, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account selected by it in its absolute discretion and shall not be liable for any loss resulting therefrom.

                   (i) The Trustee shall not in any way be held liable by reason of any insufficiency in the Collection Account, the Reserve Account, the Payahead Account or the Contract Purchase Account, resulting from losses on investments (including from liquidations thereof) made in accordance with the provisions of this Section 3.01 (but the institution serving as Trustee shall at all times remain liable for its own debt obligations, if any, constituting part of such investments). The Trustee shall not be liable for any investment (or liquidation) made by it in accordance with this Section 3.01 on the grounds that it could have made a more favorable investment (or liquidation).

                   SECTION 3.02. Collections; Applications.

                   (a) If (i)(A) the Servicer's short-term unsecured debt has been rated A-1 or higher by Standard & Poor's or (B) a Servicer letter of credit issued by an institution rated A-1 or higher by Standard & Poor's has been obtained by the Servicer and (ii) the Trustee has received confirmation from the Rating Agency that there would not be a reduction in the then-current rating of the Senior Notes or of the Subordinated Notes, the Servicer shall on or before each Deposit Date remit, or cause the Lock-Box Bank to remit, to the Collection Account all payments by the Obligors on the Contracts (including any Purchase Option Payment, any prepayments in full of a Contract and any applicable Payahead Amounts related to such Collection Period), other than Servicing Fees (to the extent that sufficient funds are allocated and available therefor as provided in
Section 3.07) and Administrative Fees (which may be retained by the Servicer), and all Recoveries and Insurance Proceeds, as collected during the Collection Period.

                   (b) Unless the conditions in Section 3.02(a) have been satisfied, or if at any time a Servicer Event of Default has occurred and is continuing and no successor Servicer has been appointed, the Servicer shall remit or cause the Lock-Box Bank to remit the amounts referred to in Section 3.02(a) into the Collection Account (including any such amounts then held by the Servicer) as soon as practicable, but in no event later than the close of business on the second Business Day after receipt thereof. As of the date hereof, the provisions of this paragraph (b) are applicable and the Servicer will notify the Company, and the Company will thereupon promptly notify the Trustee, if paragraph (a) of this Section becomes applicable at any time after the date hereof.

                   (c) Notwithstanding the provisions of subsections (a) and (b) hereof the Servicer may retain, or will be entitled to be reimbursed from, amounts otherwise payable into, or on deposit in, the Collection Account with respect to a Collection Period, amounts previously deposited in the Collection Account but later determined to have resulted from mistaken deposits or payments due before the applicable Cut-Off Date or postings or checks returned for insufficient funds (provided that the Servicer accounts for such amounts in the Monthly Servicer Report for the related Collection Period). The amount to be retained or reimbursed hereunder shall not be included in funds available for distribution with respect to the related Monthly Payment Date. The Trustee may fully rely upon notice as to such matters from the Company or the Servicer.

                   (d) In those cases where a subservicer is servicing a Contract pursuant to a subservicing agreement and where required by the Rating Agency to maintain the ratings on the Notes, the Servicer shall cause the subservicer to remit to the Collection Account as soon as practicable, but in no event later than the close of business on the second Business Day after receipt thereof by the subservicer (but subject to the provisions of Section 3.02(c) of this Agreement), the amounts referred to in Section 3.02(a) in respect of a Contract being serviced by the subservicer.

                   (e) Pending their deposit into the Collection Account, all collections, Insurance Proceeds, Recoveries and Liquidation Proceeds shall be segregated by book-entry or similar form of identification on the Servicer's books and records and identified as the property of the Company subject to the lien of the Trustee.

                   (f) If at any time the Company shall receive any payment on or in respect of any Contract, Equipment (including any Residual Amount) or other Trust Property, it shall hold such payment in trust for the benefit of the Trustee and the Noteholders, shall segregate such payment from the other property of the Company, and shall, within two Business Days of receipt, deliver such payment in the form received (with any necessary endorsement) by it to the Trustee,

                   (g) All Hedge Proceeds received by the Issuer and/or the Trustee shall be deposited into the Collection Account.

                   SECTION 3.03. Additional Deposits.

                   The Company shall be required to deposit into the Collection Account the aggregate Retransfer Amount pursuant to Section 4.02 in accordance with the provisions of such Section. All remittances shall be made to the Collection Account, in Automated Clearinghouse Corporation next-day funds or immediately available funds, not later than 3:00 p.m., New York time, on the related Deposit

  Date. The Trustee shall deposit in the Collection Account the aggregate of any Reserve Draw Amounts pursuant to Section 3.05, the aggregate of any amounts received from JLACC under the Sale and Servicing Agreement, and the Payahead Draw Amount due pursuant to Section 3.06, in each case on the Deposit Date or Monthly Payment Date, as applicable.

                    SECTION 3.04.    Daily Deposits.

                    The Servicer is required to make deposits into the Collection Account on a daily basis pursuant to Section 3.02(b) and not monthly pursuant to Section 3.02(a) as of the date hereof and shall continue to be so obligated until such date (if any) on which the Servicer by Servicer Notice certifies to the Trustee that the conditions precedent to the applicability of Section 3.02(a) have been satisfied. For so long as the Servicer is so obligated to make deposits on a daily basis, not later than 3:00 p.m. (New York time) on the first Business Day of each week, commencing in the week following the initial Contract Purchase Date, the Servicer will deliver to the Company and the Trustee a written statement verifying the amount delivered by the Servicer from the Lock Box Account to the Trustee for deposit into the Collection Account on each Business Day during the preceding week.

                    SECTION 3.05.    Reserve Account.

                    (a) On each Note Issuance Date, the Company shall deposit or cause to be deposited into the Reserve Account, by wire transfer in immediately available funds, such amount, if any, as is required to make the balance of amounts in the Reserve Account be not less than 1% of the Aggregate Note Principal Balance (after giving effect to any issuance of Notes on such Note Issuance Date).

                    (b) On each Monthly Payment Date, the Trustee shall transfer from the Reserve Account to the Collection Account immediately available funds in the amount of the Reserve Draw Amount, if any, in accordance with the instructions contained in the applicable Monthly Servicer Report for such Monthly Payment Date. "Reserve Draw Amount" shall mean the excess of (i) the amount necessary to make distributions on such Monthly Payment Date pursuant to clauses (i) through (iv) of Section 3.07(b) over (ii) amounts in the Collection Account available for distribution on such Monthly Payment Date as set forth in the Monthly Servicer Report for the related Collection Period, but in no event will the Reserve Draw Amount be greater than the Available Reserve Amount with respect to such Monthly Payment Date.

                    (c) On each Monthly Payment Date, if no Indenture Event of Default has occurred and is continuing, the Trustee shall withdraw from the Reserve Account and transfer to the Seller by wire transfer of immediately available funds the Reserve Account Surplus, if any.

                    (d) Upon the first date on which the Notes are paid in full, the Trustee, after the payment of all amounts payable from the Reserve Account as provided herein and after payment of all amounts due to the Trustee hereunder, shall withdraw from the Reserve Account all amounts on deposit in the Reserve Account and pay such amounts to or upon the instructions of the Company.

                    SECTION 3.06.    Payahead Account.

                    (a) The Trustee shall withdraw and transfer amounts in the Collection Account that represent the Payahead Amounts from the Collection Account into the Payahead Account on each Monthly Payment Date.

                   (b) The Trustee shall withdraw from the Payahead Account and transfer to the Collection Account on each Deposit Date in immediately available funds the Payahead Draw Amount for the following Monthly Payment Date.

                   (c) On each Monthly Payment Date, all interest (including accrued discount realized on liquidation of any Permitted Investment purchased at a discount) and earnings (net of losses and investment expenses, if any) accrued since the preceding Monthly payment Date on funds on deposit in the Payahead Account shall be transferred to the Collection Account.

                   (d) Notwithstanding the foregoing, if (i) (a) the Servicer's short-term unsecured debt has been rated A-1 or higher by Standard & Poor's or
  (b) a Servicer letter of credit issued by an institution rated A-1 or higher by Standard & Poor's has been obtained by the Servicer and (ii) the Trustee has received confirmation from the Rating Agency that there would not be a reduction in the then-current rating of the Senior Notes or of the Subordinated Notes, then the Servicer may hold the Payahead Amounts together with its own funds rather than deposit such amounts into the Payahead Account, and shall pay the Payahead Draw Amount to the Trustee in next day funds on or prior to each Deposit Date. As of the date hereof, the provisions of this paragraph are not applicable and the Servicer will notify the Company, and the Company will thereupon promptly notify the Trustee, if this paragraph becomes applicable at any time after the date hereof.

                   (e) Upon the earlier to occur of (i) the Scheduled Final Monthly Payment Date, and (ii) the date on which the Notes are paid in full, the Trustee, after the payment of all amounts payable from the Payahead Account as provided herein (and after payment of all amounts due to the Trustee hereunder), shall withdraw from the Payahead Account all amounts on deposit in such account and pay such amounts to the Company or its designee.

                   SECTION 3.07.    Collection Account.

                   (a) The Trustee shall deposit the following into the Collection Account promptly upon receipt thereof by the Trustee:

                         (i) each Contract Payment (including all Contract Payments deposited with the Trustee by the Company on each Contract Purchase Date);

                         (ii) any Retransfer Amount and any other proceeds of any repurchase of Contracts and Equipment pursuant to Section 4.02 that are received by the Trustee;

                        (iii) each prepayment of any Contract received by the Trustee;

                        (iv) all Security Deposit Offsets (if any) and Recoveries (if any) and Liquidation Proceeds (if any) on any Contract, in each case received by the Trustee;

                         (v) all earnings on Permitted Investments in the Reserve Account and the Contract Purchase Account;

                         (vi) all proceeds received by the Trustee pursuant to any Insurance Policy covering Equipment or any other amounts received by the Trustee relating to a Contract or Equipment;

                        (vii) all Hedge Proceeds, if any, received by the Trustee pursuant to the Hedge Agreements; and

                       (viii) any other amount required to be deposited in the Collection Account pursuant to Section 3.02.

                    Upon any transfer by the Servicer to the Trustee of any amount required to be deposited into the Collection Account by the Trustee pursuant to this Section 3.07(a), the Servicer shall specify to the Trustee the type of payment included in such amount (with a description substantially similar to the descriptions set forth in the above clauses).

                    (b) Unless the Notes have been declared due and payable pursuant to Section 6.02 and moneys collected by the Trustee are being applied in accordance with Section 6.06, the Trustee shall by 3:00 P.M. (New York City time) on the Business Day prior to each Monthly Payment Date allocate all available funds on deposit in the Collection Account and attributable to the related Collection Period (or, in the case of any Hedge Proceeds, attributable to such Monthly Payment Date) (including any investment income with respect to funds on deposit in the Collection Account) (collectively, the "Available Payment Amount") in the amounts required for application, and, subject to
  Section 3.07(c) below, on such Monthly Payment Date shall make payments, in the following order of priority:

                           (i) on a pro rata basis, (A) to the payment to the Trustee of the Trustee Fee (including any overdue Trustee Fee) plus all other amounts due to the Trustee hereunder and (B) to the Backup Trustee, payment of the applicable Backup Trustee Fee; provided, however, that the aggregate amount payable under this clause (i) in any single year will not exceed the Trustee Fee Cap; then

                          (ii) to the payment on each Monthly Payment Date to the Servicer, the Servicing Fee (including any overdue Servicing Fee) due to the Servicer on such Monthly Payment Date; then

                         (iii) on a pro rata basis, (A) to the payment of Monthly Interest with respect to the Senior Notes, including any Overdue Monthly Interest to the Senior Noteholders, and (B) to each Swap Provider, payment of the applicable Swap Payment Amount, if any, and the applicable Swap Termination Amount, if any; then


                         (iv) to the payment of Monthly Interest, including any Overdue Monthly Interest, to the Subordinated Noteholders; then

                         (v) solely during the Note Issuance Period (and on the Monthly Payment Date immediately following the last day of the Note Issuance Period), to the payment of the Non-Utilization Premium, to the Committed Investors of Class A-FL Notes, pro rata in accordance with the respective amounts thereof owing to such investors; then

                         (vi) solely during the Note Issuance Period (and on the Monthly Payment Date immediately following the last day of the Note Issuance Period), to the payment of the Non-Utilization Premium to the Committed Investors of Class B-FL Notes, pro rata in accordance with the respective amounts thereof owing to such investors; then

                        (vii) solely during the Note Issuance Period, to the Reserve Account an amount that is equal to the amount necessary to increase the amount on deposit therein (exclusive of interest and earnings) to the Required Reserve Amount; then

                       (viii) solely during the Note Issuance Period, to the deposit of any Principal Component of all Contract Payments into the Contract Purchase Account; then

                         (ix) solely during the Note Amortization Period, to the payment of Monthly Principal, including any Overdue Monthly Principal, to the Senior Noteholders; then

                          (x) solely during the Note Amortization Period, if the sum of the Equity Base and the Subordinated Note Principal Balance (before giving effect to any payments of principal on such date) is less than an amount equal to 25% of the product of (1) the Aggregate Note Principal Balance plus the Equity Base, determined as of the first day of the Note Amortization Period, and (2) the Required Support Percentage (as defined herein) (such product, the "Equity Threshold Amount"), then on a pari passu basis, to the payment to the Senior Noteholders of an amount equal to the lesser of (i) the remaining Available Payment Amount and (ii) the Senior Note Principal Balance; then

                         (xi) solely during the Note Amortization Period, to the payment of Monthly Principal, including any Overdue Monthly Principal, to the Subordinated Noteholders; then

                        (xii) solely during the Note Amortization Period, to the Reserve Account an amount that is equal to the lesser of (i) the amount necessary to increase the amount on deposit therein to the Required Reserve Amount and (ii) the Interest Component of the Contract Payments received during the related Collection Period; then

                        (xiii) to the payment to the Trustee of the Trustee Fee (including any overdue Trustee Fee) plus all other amounts due to the Trustee hereunder, to the extent (if any) not paid pursuant to clause
           (i) above; then

                        (xiv) all remaining funds, if any, to or upon the order of the Company;

  provided, however, that if an Indenture Event of Default shall have occurred and be continuing on such Monthly Payment Date, any amounts otherwise payable under clauses (vii), (viii), (xi), (xii), (xiii) and (xiv) shall be paid to the Senior Noteholders until the Senior Note Principal Balance has been reduced to zero and all amounts owing on the Senior Notes have been paid in full.

                    Distributions to Noteholders on a Monthly Payment Date will be made pro rata to the Noteholders of record of each Class as of the Record Date preceding such Monthly Payment Date. On any Monthly Payment Date, Noteholders will not be entitled to any amount in excess of Monthly Interest and Monthly Principal (including any Overdue Monthly Interest and Overdue Monthly Principal), except as described above.

                    (c) During any period on which a Swap Agreement is in effect, the amount that would be payable by the Trustee on each Monthly Payment Date to each Swap Provider pursuant to Section 3.07(b)(iii) in accordance with the priorities of Section 3.07(b) shall instead be paid by the Trustee to each Swap Provider on the third Business Day prior to such Monthly Payment Date.

                    SECTION 3.08.    Contract Purchase Account.

                    (a) On each Note Issuance Date, the Trustee shall deposit in the Contract Purchase Account an amount equal to all of the net proceeds to the Company received from the issuance of Notes on such Note Issuance Date. On each Monthly Payment Date, the Trustee shall deposit in the Contract Purchase Account all amounts required to be so deposited pursuant to Section 3.07(b)(vii).

                    (b) On each Contract Purchase Date during the Note Issuance Period, the Trustee shall pay from the Contract Purchase Account to the Seller directly on behalf of the Company, an amount equal to the applicable purchase price for the Contracts sold to the Company on such Contract Purchase Date.

                    (c) If the Contract Purchase Account has not been reduced to zero on the last day of the Note Issuance Period, the Trustee shall transfer any amount remaining in the Contract Purchase Account on such date to the Collection Account and such amount shall be distributed on the Monthly Payment Date concurrent with or immediately following such date. Upon such distribution, the Contract Purchase Account shall be closed.

                    SECTION 3.09.    Reports; Notices of Certain Payments.

                    (a) Concurrently with each payment to the Noteholders on a Monthly Payment Date, the Trustee shall mail to the Servicer (except that with respect to clause (i) below no report shall be delivered to the Servicer), the Rating Agency and each Noteholder the following information:

                          (i) the Monthly Servicer Report furnished to the Trustee by the Servicer relating to such Monthly Payment Date (or if such report has not been received, a written statement to such effect); and

                          (ii) the amount on deposit as of such Monthly Payment Date in the Collection Account, the Reserve Account, the Payahead Account and the Contract Purchase Account, in each case after giving effect to all of the withdrawals and applications or transfers required on such Monthly Payment Date pursuant to this Article III.

                    (b) The Trustee shall within five Business Days after the request of the Company or the Servicer, deliver to the Company and the Servicer a written report setting forth the amounts on deposit in the Collection Account, the Reserve Account, the Payahead Account and the Contract Purchase Account, and identifying the investments included therein.

                    SECTION 3.10.   Trustee May Rely on Certain Information.

                    Pursuant to the Sale and Servicing Agreement, the Company, the Seller and the Servicer are required to furnish to the Trustee from time to time certain information and make various calculations which are relevant to the performance of the Trustee's duties in this Article III and in Article IV and in Section 7.14 of this Indenture. The Servicer shall provide the Trustee with a revised amortization schedule within 10 Business Days following the termination of the Note Issuance Period and on the Business Day preceding each Interest Determination Date thereafter. In making distributions from any of the Accounts and any transfer of amounts between such Accounts the Trustee may fully rely on information provided to it as specified herein by the Seller, the Servicer or the Company in writing, whether by way of a certificate, report or otherwise, or failing delivery thereof on such other information as the Trustee reasonably determines appropriate.

                                   ARTICLE IV

                             CONTRACTS AND EQUIPMENT

                    SECTION 4.01.    Representations and Warranties of the
  Company.

                    The Company hereby makes, as to itself, to the Trustee for the benefit of the Noteholders and the Trustee (i) the representations and warranties set forth in Section 3.01 of the Sale and Servicing Agreement and
  (ii) the representations and warranties made by the Seller in Section 3.02 of the Sale and Servicing Agreement with respect to the Contracts and related Contract Assets. The Trustee shall rely on such representations and warranties in authenticating Notes to be issued on each Note Issuance Date and in accepting in trust the Contracts, the related Contract Assets and the other Trust Property delivered to the Trustee upon the purchase thereof by the Company on each Contract Purchase Date pursuant to the Sale and Servicing Agreement. Such representations and warranties shall speak as of the date hereof, as of the Closing Date and as of each Contract Purchase Date, as applicable.

                    SECTION 4.02. Purchase upon Breach; Sale and Servicing Agreement.

                    The Company and the Servicer, as the case may be, shall promptly inform the Trustee, and thereafter the Trustee shall promptly inform the Noteholders, in writing, upon the discovery of a breach of any of the Seller's or Company's representations and warranties set forth in or referred to in Section 4.01, or of the Seller's breach of the representations and warranties set forth in Section 3.02 of the Sale and Servicing Agreement or the Servicer's breach of the covenants set forth in Section 4.05 of the Sale and Servicing Agreement, which materially and adversely affects the interest of the Noteholders in any Contract. Each such notice shall include a statement that such breach materially and adversely affects the interest of the Noteholders in such Contract. As of the Deposit Date in the month following the month (or, if the Seller or the Servicer (as applicable) elects under the Sale and Servicing Agreement, the last day of the month) in which the Company, the Seller or the Servicer (as applicable) becomes aware or receives such written notice of such breach, the Company, unless the Seller or the Servicer cures such breach, shall replace in the Trust Property each such Contract that is materially and adversely affected by such breach) by delivering the Retransfer Amount to the Trustee for inclusion in the Trust Property (or, if the Seller shall have delivered to the Company a Substitute Contract subject to and in accordance with the Sale and Servicing Agreement, such Substitute Contract) and, upon receipt of the Retransfer Amount (or such Substitute Contract), the Trustee shall release and retransfer such Contract from the Trust Property. The Company shall remit to the Trustee the Retransfer Amount of such Contract (or, if such Contract is then a Defaulted Contract, an amount equal to the Retransfer Amount computed as of the date such Contract first became a Defaulted Contract) upon the earlier of (i) receipt thereof from the Seller or the Servicer (as the case may be) and (ii) 11:00 a.m. (New York City time) on the Deposit Date in the calendar month immediately following the month in which the Company became obligated to reacquire such Contract from the Trust Property. The Trustee shall deposit all such amounts so delivered to and received by it in the Collection Account promptly following receipt thereof from the Company. Except as provided in Section 8.11, the sole remedy of the Trustee or the Noteholders against the Company with respect to a breach of a representation or a warranty set forth in
  Section 4.01 or any matter set forth in this Section 4.02 shall be to require the Company to pay into the Trust Property the Retransfer Amount of each applicable Contract pursuant to this Section 4.02 (or, in the circumstances referred to above, to deliver into the Trust Property one or more Substitute Contracts in lieu of such Retransfer Amount).

                    Concurrently with the execution and delivery of this Indenture, the Company and the Seller have entered into the Sale and Servicing Agreement, the rights of the Company under which have been assigned by the Company to the Trustee. Under the Sale and Servicing Agreement, the Seller has agreed that in the event that the Company is required to purchase a Contract hereunder by reason of a breach of a representation and warranty made by it pursuant to Section 4.01, the Seller will purchase such Contract from the Company contemporaneously with the Company's reacquisition of the Contract from the Trust Property, in exchange for the purchase price paid by the Seller. The obligation of the Company to acquire any such Contract from the Trust Property is subject to the Seller's acquisition of such Contract from the Company. In the event that the Company fails to purchase any Contract it is required to purchase hereunder, the Trustee shall enforce directly the Company's rights against the Seller under and in accordance with the terms of the Sale and Servicing Agreement, as assigned to the Trustee, to require the purchase of such Contract.

                    SECTION 4.03. Release of Contracts and Equipment Following Substitution or Repurchase.

                    In the event that (i) the Seller shall have substituted a Substitute Contract and the Equipment subject thereto for a Contract and the Equipment subject thereto in accordance with the Sale and Servicing
  Agreement, or (ii) the Company (or the Seller) shall have purchased a Contract and the related Equipment in accordance with Section 4.02 (or Section 3.03 of the Sale and Servicing Agreement), the retransferred Contract, and the Equipment subject thereto, shall be released from the lien of this Indenture when the Trustee shall have (i) deposited in the Collection Account all amounts received pursuant to Section 4.02 (or Section 3.03 or 3.08 of the Sale and Servicing Agreement) and (ii) received a copy of a duly executed assignment to the Company by the Seller of any Substitute Contract.

                    SECTION 4.04. Release of Contracts and Equipment Upon Final Contract Payment.

                    (a) In the event that the Trustee shall have received written certification from an Authorized Officer of the Servicer that the Trustee has received from amounts paid by the Obligor or from the proceeds of the Equipment subject to any Contract (i) the final Contract Payment due and payable under any Contract (excluding, if applicable, any Purchase Option Payment), or (ii) a Retransfer Amount or prepayment in respect of any Contract and, following such final Contract Payment or Retransfer Amount or prepayment, no further payments on or in respect of such Contract are or will be due and payable, such Contract and the related Contract Assets shall be released from the lien of this Indenture.

                    (b) If an Early Amortization Event or Event of Default shall have occurred and be continuing, then each Contract and related Contract Assets which would otherwise be released from the lien of this Indenture pursuant to this Section 4.04 shall instead remain subject to such lien and all of the provisions of this Indenture, including without limitation Article VI hereof.

                    SECTION 4.05.    Execution of Documents.

                    The Trustee shall, at the Company's cost and expense, promptly execute and deliver such documents (which shall be furnished to the Trustee by the Company) and take such other actions as the Company, by Company Request, may reasonably request to fully effectuate the release from this Indenture of any Contract and Equipment required to be so released pursuant to Sections 4.03 and 4.04.

                                    ARTICLE V

                 SERVICER EVENTS OF DEFAULT; SUBSTITUTE SERVICER

                   SECTION 5.01.    Servicer Events of Default.

                   If a Servicer Event of Default shall have occurred and be continuing, the Trustee shall, upon the written request of the Noteholders of Notes evidencing not less than 66-2/3% of the Aggregate Note Principal Balance, give written notice to the Servicer of the termination of all of the rights and obligations of the Servicer (but none of the Seller's obligations thereunder or hereunder, which shall survive any such termination) under the Sale and Servicing Agreement and this Indenture and the Trustee shall, subject to and in accordance with the terms and conditions set forth in Section 8.02 of the Sale and Servicing Agreement, act as successor Servicer.

                   SECTION 5.02.    Successor Servicer

                   Notwithstanding the provisions of Section 5.01, the Trustee may appoint a successor Servicer in accordance with the provisions of Section
  8.02 of the Sale and Servicing Agreement.

                   SECTION 5.03.    Notification to Noteholders.

                   Upon any termination of the Servicer or appointment of a Successor Servicer, the Trustee shall give prompt notice of such termination or appointment, together with the conditions of default, to the Rating Agency, each Swap Provider and each Noteholder in the manner provided herein.


                                   ARTICLE VI

                           EVENTS OF DEFAULT; REMEDIES

                   SECTION 6.01.    Events of Default.

                   "Indenture Event of Default," wherever used herein, means any one of the following (whatever the reason for such Indenture Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

                          (i) default in the payment of (a) any interest upon any outstanding Note when it becomes due and payable or (b) any principal of any outstanding Note when it becomes due and payable;

                         (ii) default in the performance, or breach, of any covenant set forth in (a) Section 8.04, 8.07(c), 8.08, 8.10 or (b)
           Section 12.07;

                        (iii) default in the performance, or breach, of any covenant of the Company in the Notes or this Indenture (other than a covenant described in clause (i) or (ii) above) or in the Note Purchase Agreement or the Sale and Servicing Agreement and continuance of such default or breach for a period of 30 days after the earliest of (A) any officer of the Company first acquiring knowledge thereof, or (B) written notice being given to the Company by the Trustee itself or upon the request of Noteholders of Notes evidencing not less than 51% of the Aggregate Note Principal Balance;

                        (iv) if any representation or warranty of the Company or the Seller made in this Indenture, in the Note Purchase Agreement or in the Sale and Servicing Agreement or any other writing provided to the Noteholders in connection with the foregoing documents shall prove to be incorrect in any material respect as of the time when the same shall have been made; provided, however, that the breach of any representation or warranty made by the Seller in Section 3.02 of the Sale and Servicing Agreement with respect to any of the Contracts or the Equipment subject thereto shall not constitute an Indenture Event of Default if the Seller cures such breach within the period permitted by, or repurchases a Contract and the related Equipment in accordance with, Section 3.03 of the Sale and Servicing Agreement;

                        (v) the entry by a court having jurisdiction in the premises of (A) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or (B) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment, or composition of or in respect of the Company under any applicable federal or state law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator, or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 90 consecutive days;

                        (vi) the commencement by the Company of a voluntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable federal or state bankruptcy, insolvency, reorganization, or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable federal or state law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator, or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the Company's failure to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action;

                        (vii) the Company becomes obligated to register as an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

                        (viii) on two consecutive Monthly Payment Dates during the Note Issuance Period (a) the Equity Base is less than 5% of the Pool Balance or (b) the sum of the Equity Base and the Subordinated Note Principal Balance is less than the Required Support Percentage of the Pool Balance (in each case both before and after giving effect to any purchase of Contracts to occur on such date);

                        (ix) any Over-Issuance Condition, if applicable, occurs;

                          (x) on two consecutive Monthly Payment Dates after the
           Note Issuance Period, the amount in the Reserve Account is below the Required Reserve Amount (after giving effect to all withdrawals from and deposits to the Reserve Fund on such dates);

                         (xi) any Servicer Event of Default occurs; or

                        (xii) any Swap Agreement is terminated by the Company or the Swap Provider for any reason and, within 30 days following such termination, the Company shall not have entered into a successor Swap Agreement on substantially the same terms with an Eligible Provider.

                    SECTION 6.02. Acceleration of Maturity; Rescission and Annulment.

                    (a) If an Indenture Event of Default occurs and is continuing, then and in every such case the Note Issuance Period (unless earlier terminated) shall immediately terminate and the Trustee, with the consent of the Noteholders of Notes evidencing not less than 66-2/3% of the Aggregate Note Principal Balance, may declare the unpaid principal amount of all the Notes to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by the Noteholders), and upon any such declaration such principal amount shall become immediately due and payable together with all accrued and unpaid interest thereon, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company; provided, that in the case of any of the Events of Default specified in clause (i)(a), (ii)(b), (v), (vi), (vii) or (ix) of Section 6.01 with respect to the Company, without any notice to the Trustee or the Company, the Notes (together with accrued interest thereon) shall become immediately due and payable without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Company.

                    (b) At any time after such a declaration of acceleration has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Noteholders of Notes evidencing not less than 66-2/3% of the Aggregate Note Principal Balance, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if:

                        (i) the Company has paid or deposited with the Trustee a sum sufficient to pay:

                                     (A) all principal of the Notes which has
                    become due otherwise than by such declaration of acceleration, and interest thereon from the date when the same first became due at the applicable Rate for each such Note;

                                     (B) all interest which has became due with
                    respect to the Notes and, to the extent that payment of such interest is lawful, interest upon overdue interest from the date when the same first became due at a rate per annum equal to the applicable Rate for each such Note;

                                     (C) all sums paid or advanced, together
                    with interest thereon, by the Trustee hereunder and the reasonable compensation, expenses, disbursements, and advances of the Trustee and its agents and counsel;

                          (ii) all Indenture Events of Default, other than the non-payment of the aggregate principal amount of the Notes which has become due solely by such declaration of acceleration, have been cured or waived as provided in Section 6.13; and

                        (iii) the rescission would not conflict with any judgment or decree of a court of competent jurisdiction.

 No such rescission shall affect any subsequent Indenture Event of Default or impair any right consequent thereon.

                    SECTION 6.03.   Other Remedies.

                    (a) If an Indenture Event of Default occurs and is continuing of which a Responsible Officer of the Trustee has received written notice (other than a payment default as described in clause (i) of Section 6.01), the Trustee shall give notice to each Noteholder as set forth in
  Section 7.02. The Trustee shall then take such action, if any, as may be directed by the Noteholders of Notes evidencing not less than 66-2/3% of the Aggregate Principal Note Balance.

                    (b) Following any acceleration of the Notes, the Trustee shall have all of the rights, powers and remedies with respect to the Trust Property set forth herein or as are otherwise available to secured parties under the Uniform Commercial Code or other applicable law. Such rights, powers and remedies may be exercised by the Trustee in its own name as trustee of an express trust.

                    SECTION 6.04.   Trustee May File Proofs of Claim.

                    (a) In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition, or other judicial proceeding relative to the Company, the Seller, the Servicer or any other obligor upon the Notes or the other obligations secured hereby or relating to the property of the Company, the Seller, the Servicer or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Notes shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company, the Seller or the Servicer for the payment of overdue principal or overdue interest or any such other obligation) shall be entitled and empowered, by intervention in such proceeding or otherwise:

                         (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Notes and any other obligation secured hereby and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel) and of the Noteholders allowed in such judicial proceeding, and

                         (ii) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

  and any custodian, receiver, assignee, trustee, liquidator, sequestrator, or other similar official in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Noteholders to pay to the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee and its agents and counsel, and any other amounts due the Trustee under Section 7.06.

                    (b) Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Noteholder or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceeding.

                   SECTION 6.05. Trustee May Enforce Claims Without Possession of Notes.

                   All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Noteholders in respect of which such judgment has been recovered.
                   SECTION 6.06.    Application of Money Collected.

                   Any money collected by the Trustee pursuant to this Article, and any moneys that may then be held or thereafter received by the Trustee, shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of the entire amount due on account of principal or interest, upon presentation of the Notes and surrender thereof:

                   first, on a pro rata basis, (A) to the payment of the Trustee Fee and all costs and expenses of collection incurred by the Trustee (including the reasonable fees and expenses of any counsel to the Trustee) and all other amounts due the Trustee under Section 7.06 (the parties hereto agree that when the Trustee renders services following an Indenture Event of Default under Section 6.01 (v) or (vi), compensation for such services and expenses in connection therewith are intended to constitute administrative expenses under applicable bankruptcy law) and (B) to the Back-up Trustee, payment of the applicable Backup Trustee Fee; provided that the aggregate amount payable under this clause first shall not exceed the Trustee Fee Cap;

                    second, if the Person then acting as Servicer is not the Seller or an Affiliate of the Seller, to the payment of all unreimbursed Servicing Fees due to the Servicer;

                    third, to the payment, pro rata, of (i) all accrued and unpaid interest on the outstanding Senior Note Principal Balance to the date of payment thereof, without preference or priority of any kind, and (ii) the Swap Termination Amount, if any, to each applicable Swap Provider;

                    fourth, to the payment of all accrued and unpaid interest on the outstanding Subordinated Note Principal Balance to the date of payment thereof, without preference or priority of any kind;

                    fifth, solely during the Note Issuance Period, to the payment of the Non-Utilization Premium, if any, to the Committed Investors of Class A-FL Notes ratably, without preference or priority of any kind;

                    sixth, solely during the Note Issuance Period, to the payment of the Non-Utilization Premium, if any, to the Committed Investors of Class B-FL Notes ratably, without preference or priority of any kind;

                    seventh, to the payment of the outstanding Senior Note Principal Balance, and any other amounts due to the Senior Noteholders ratably, without preference or priority of any kind;

                    eighth, to the payment of the outstanding Subordinated Note Principal Balance, and any other amounts due to the Subordinated Noteholders ratably, without preference or priority of any kind;

                    ninth, to the payment of all amounts specified in clause first to the extent not paid thereunder (due to the limitation imposed by the proviso therein);

                    tenth, if the Person then acting as Servicer is the Seller or an Affiliate of the Seller, to the payment of all unreimbursed Servicing Fees due to the Servicer; and

                    eleventh, to the payment of the remainder, if any, to or upon the instructions of the Company.

                    SECTION 6.07.   Limitation on Suits.

                    No Noteholder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture or the Notes, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                           (i) such Noteholder has previously given written notice to the Trustee of a continuing Indenture Event of Default;

                          (ii) the Noteholders of Notes evidencing not less than 66-2/3% of the Aggregate Note Principal Balance shall have made written request to the Trustee to institute proceedings in respect of such Indenture Event of Default in its own name as Trustee hereunder;

                         (iii) such Noteholder or Noteholders have offered to the Trustee adequate indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                         (iv) the Trustee for 30 days after its receipt of such notice, request and offer of indemnity has failed to institute any such proceeding; and

                          (v) so long as any of the Notes remain outstanding, no direction inconsistent with such written request has been given to the Trustee during such 30-day period by the Noteholders of Notes evidencing not less than 51% of the Aggregate Note Principal
           Balance;

  it being understood and intended that no one or more Noteholder shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb, or prejudice the rights of any other Noteholder, or to obtain or to seek to obtain priority or preference over any other Noteholder or to enforce any right under this Indenture, except in the manner herein provided. It is further understood and intended that so long as any portion of the Notes remains outstanding, the Servicer shall not have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture (other than for the enforcement of Section 4.04(a)) or for the appointment of a receiver or trustee, or for any other remedy hereunder.

                    SECTION 6.08. Unconditional Right of Noteholders to Receive Payment.

                    Notwithstanding any other provision in this Indenture, other than the provisions hereof establishing priorities of payment or limiting the right to recover amounts due on the Notes to recoveries from the property of the Trust Property, the holder of any Note shall have the absolute and unconditional right to receive payment of the principal of and interest on such Note as such principal and interest becomes due on the Monthly Payment Dates for such payments, including the Scheduled Final Payment Date, and, subject to the terms of Section 6.07, to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Noteholder.

                    SECTION 6.09.   Restoration of Rights and Remedies.

                    If the Trustee or any Noteholder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case, subject to any determination in such proceeding, the Company, the Trustee and the Noteholders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such proceeding had been instituted.

                    SECTION 6.10.  Rights and Remedies Cumulative.

                    Except as otherwise provided with respect to the replacement or payment of mutilated, destroyed, lost, or stolen Notes in the last paragraph of Section 2.05, no right or remedy herein conferred upon or reserved to the Trustee or to the Noteholders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

                    SECTION 6.11.   Delay or Omission Not Waiver.

                    No delay or omission of the Trustee or of any holder of any Note to exercise any right or remedy accruing upon any Indenture Event of Default shall impair any such right or remedy or constitute a waiver of any such Indenture Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

                    SECTION 6.12.   Control by Noteholders.

                    Except as may otherwise be provided in this Indenture, until such time as the conditions specified in Section 11.01 have been satisfied in full, the Noteholders of Notes evidencing not less than 66-2/3% of the Aggregate Note Principal Balance shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee, subject (in each case) to the Trustee being indemnified to its reasonable satisfaction. Notwithstanding the foregoing:

                           (i) no such direction shall be in conflict with any rule of law or with this Indenture;

                          (ii) the Trustee shall not be required to follow any such direction which the Trustee reasonably believes might result in any personal liability on the part of the Trustee for which the Trustee is, in its reasonable judgment, not adequately indemnified; and

                        (iii) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with any such direction; provided that the Trustee shall give notice of any such action to each Noteholder.

                    SECTION 6.13.   Waiver of Defaults and Events of Default.

                    (a) Subject to the provisions of Sections 6.08 and 9.01, the Noteholders of Notes evidencing not less than 66-2/3% of the Aggregate Note Principal Balance, may, by one or more instruments in writing, waive an existing Default or Indenture Event of Default hereunder and its consequences, except a continuing Indenture Event of Default:

                           (i) in respect of the payment of the principal of or interest on any outstanding Note (which may only be waived by the holder of such Note),

                           (ii) in respect of a covenant or provision hereof which under Article IX cannot be modified or amended without the consent of the holder of each outstanding Note affected (which may be waived only by the holders of all outstanding Notes affected), or

                           (iii) in respect of any payment owing to the Trustee or covenant or provision in its favor (which may be waived only by the Trustee);

                    (b) A copy of each waiver pursuant to Section 6.13(a) shall be furnished by the Company to the Trustee. Upon any such waiver, such Indenture Event of Default shall cease to exist and shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Indenture Event of Default or impair any right consequent thereon.

                    SECTION 6.14.   Waiver of Stay or Extension Laws.

                    The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

                    SECTION 6.15.   Sale of Trust Property.

                    (a) The power to effect any sale of any portion of the Trust Property pursuant to Section 6.03 shall not be exhausted by any one or more sales as to any portion of the Trust Property remaining unsold, but shall continue unimpaired until the entire Trust Property shall have been sold or all amounts payable on the Notes shall have been paid. The Trustee may from time to time, upon directions in accordance with Section 6.12, postpone any public sale by public announcement made at the time and place of such sale.

                    (b) To the extent permitted by applicable law, the Trustee shall not in any private sale sell the Trust Property, or any portion thereof, unless either (i) until such time as the conditions specified in Section 11.01(a) have been satisfied in full, the Noteholders of Notes evidencing 66-2/3% of the Aggregate Note Principal Balance, consent to or direct the Trustee to make such sale; or (ii) the proceeds of such sale would be not less than the sum of all amounts due to the Trustee hereunder and the entire unpaid Aggregate Note Principal Balance of such Notes and interest due or to become due thereon in accordance with Section 6.06 on the Monthly Payment Date next succeeding the date of such sale.

                    (c) In connection with a sale of all or any portion of the Trust Property:

                           (i) any one or more Noteholders or the Trustee may bid for and purchase the property offered for sale, and upon compliance with the terms of sale may hold, retain, and possess and dispose of such property, without further accountability, and any Noteholder may, in paying the purchase money therefor, deliver in lieu of cash any outstanding Notes or claims for interest thereon for credit in the amount that shall, upon distribution of the net proceeds of such sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Noteholders after being appropriately stamped to show such partial payment;

                           (ii) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Property in connection with a sale thereof;

                           (iii) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Company to transfer and convey its interest in any portion of the Trust Property in connection with a sale thereof, and to take all action necessary to effect such sale; and

                           (iv) no purchaser or transferee at such a sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

                    (d) The method, mariner, time, place and terms of any sale of all or any portion of the Trust Property shall be commercially reasonable.

                    (e) The provisions of this Section 6.15 shall not be construed to restrict the ability of the Trustee to exercise any rights and powers against the Company or the Trust Property that are vested in the Trustee by this Indenture or pursuant to applicable law, including, without limitation, the power of the Trustee to proceed against the collateral subject to the lien of this Indenture and to institute judicial proceedings for the collection of any deficiency remaining thereafter.

                    SECTION 6.16.   Undertaking for Costs.

                    In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court may in its discretion require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.16 does not apply to a suit by the Trustee, a suit by a Noteholder pursuant to Section 6.08, or a suit by any Noteholder or group of Noteholders of more than 10% in principal amount of the Notes then outstanding.


                                   ARTICLE VII

                                   THE TRUSTEE

                    SECTION 7.01.   Certain Duties and Responsibilities.

                    (a) Except during the continuance of an Indenture Event of
  Default:

                           (i) the Trustee undertakes to perform only those duties that are specifically set forth in this Indenture and no others and no covenants or duties shall be implied herein in connection with the Trustee; and

                           (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. The Trustee, however, shall examine the same to determine whether or not they conform on their face to the requirements of this Indenture, but the Trustee shall not be required to determine, confirm or recalculate information contained in such certificates or opinions.

                    (b) If an Indenture Event of Default has occurred and is continuing, the Trustee shall exercise its rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

                    (c) The Trustee shall not be liable for any action taken or omitted by it in good faith in connection with the performance of its duties hereunder, except for its own willful misconduct or gross negligence. In particular, but without limiting the generality of the foregoing:

                           (i) the Trustee shall not be liable for any error in judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

                           (ii) the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the directions received by it from the Noteholders in accordance with this Indenture; and

                           (iii) the Trustee shall not be liable for acting in good faith reliance on the information provided to the Trustee as described in Section 3.10.

                    (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any personal financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

                    (e) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee (solely in its role as Trustee and not in its role as substitute Servicer) shall be subject to the provisions of this Section.

                    (f) The Trustee is hereby authorized to execute and deliver the Sale and Servicing Agreement by duly executing the consent and agreement line at the end of the Sale and Servicing Agreement.

                    SECTION 7.02.   Notice of Defaults or Events of Default.

                    Within one Business Day after a Responsible Officer receives written notice of the occurrence of any Default or Indenture Event of Default hereunder or Servicer Event of Default under the Sale and Servicing Agreement, the Trustee shall transmit by certified mail return receipt requested, hand delivery or overnight courier, to all Noteholders, as their names and addresses appear in the Note Register, the

  Company, the Servicer, the Rating Agency and the Seller notice of such Default, Indenture Event of Default or Servicer Event of Default hereunder known to the Trustee, unless such Default, Indenture Event of Default or Servicer Event of Default shall have been cured or waived.

                   In the absence of actual knowledge of a Responsible Officer of the Trustee, the Trustee will not be deemed to have knowledge of any Servicer Event of Default or Indenture Event of Default or Default unless notified thereof in writing by the Company, a Noteholder, a Committed Investor or a Swap Provider.

                    SECTION 7.03.   Certain Rights of Trustee.

                    Subject to the provisions of Section 7.01:

                           (i) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                           (ii) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order and any action of the Company may be sufficiently evidenced by a Company Order;

                           (iii) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                           (iv) the Trustee may consult with counsel as to legal matters and the advice or opinion of any such counsel selected by the Trustee with due care shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                           (v) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                           (vi) except as provided in Section 7.01, the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, note, debenture, other evidence of indebtedness, or other paper or document, other than to examine such documents to determine whether they conform as to form to the requirements of this Indenture, unless requested in writing to do so by the Noteholders of Notes evidencing not less than 51% of the Aggregate Note Principal Balance; provided that, if the payment within a reasonable time to the Trustee of the costs, expenses or liabilities likely to be incurred by it in the making of such investigation is, in the opinion of the Trustee, not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee may require reasonable indemnity against such expenses or liabilities as a condition to proceeding; the reasonable expenses of every such examination shall be paid by the Company, subject to the priorities of payment in
           Section 3.07(b) and 6.06 hereof and to the

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           other requirements and restrictions on payments specified in Article
           III or, if paid by the Trustee or any predecessor trustee, shall be promptly repaid by the Company upon demand, subject to the priorities of payment in Section 3.07(b) and 6.06 hereof and to the other requirements and restrictions on payments specified in Article III; provided that any insufficiency of amounts available for such payments will not represent a claim against the Company and no provision of this paragraph shall limit the Servicer's obligations under Section 7.06;

                           (vii) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent, custodian, nominee or attorney appointed with due care by it hereunder; and

                           (viii) the Trustee shall not be liable for any action it takes or omits to take if it believes in good faith that such action or inaction is authorized or within its rights or powers.

                   SECTION 7.04.    Trustee's Disclaimer.

                   The Trustee makes no representation as to the validity or adequacy of this Indenture (except as against itself), the Sale and Servicing Agreement, any Bill of Sale, the Hedge Agreements, the Note Purchase Agreement, the Notes or the Trust Property and it shall not be responsible for any statement in the Notes other than its certificate of authentication or in any document used in the sale of the Notes other than any statement in writing provided by the Trustee for use in such document. The Trustee shall have no responsibility for, or duty, or liability in connection with (i) performance by the Servicer, and shall have no obligation to monitor the performance of the Servicer or (ii) the use of the Note proceeds. The Trustee makes no representations about, and has no responsibility or liability with respect to, the tax consequences of the transactions contemplated by this Indenture, including, without limiting the generality of the foregoing, the tax status of the Trust Property and the Notes and the tax consequences to the Servicer, the Seller, the Company or the Noteholders of any such transactions.

                   SECTION 7.05.    Money Held in Trust.

                   Money and investments held by the Trustee or other paying agent shall be held in trust in one or more trust accounts as required hereunder.

                   SECTION 7.06.    Compensation, Reimbursement, etc.

                   The Servicer agrees:

                           (i) to pay, to the extent that such amounts are not paid pursuant to Section 3.07(b), to the Trustee from time to time compensation for all services rendered by it hereunder as specified by the Trustee Fee Letter (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust), such payment to be made independent of the other payment obligations of the Servicer hereunder; and

                           (ii) except as otherwise expressly provided herein, to reimburse, to the extent that such amounts are not paid pursuant to Section 3.07(b), the Trustee upon its request for all reasonable expenses, disbursements, and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except any such expense, disbursement, or advance as may be attributable to its gross negligence or bad faith.

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                           (iii) to pay the Backup Trustee the Backup Trustee
           Fee payable on the Closing Date;

                           (iv) to pay the Trustee all indemnified amounts specified in Section 8.11;

                           (v) to indemnify and hold the Trustee harmless from any and all claims, damages, losses, costs or expenses (including, without limitation attorneys' fees and disbursements) incurred by the Trustee in any manner or way related to the Lock Box Account or the Lock Box Agreement; and

                           (vi) to pay the reasonable fees and expenses of the Trustee's counsel on the Closing Date, subject to the limit specified in the Trustee Fee Letter.

                    Limitations specified in this Indenture as to rights to collect payments from the Company or out of the Trust Property are not intended to limit in any respect the obligations of the Servicer pursuant to this Section. The provisions of this Section 7.06 shall survive any termination of this Indenture in accordance with Section 11.01 hereof and the payments and indemnities provided for herein shall be provided to the Trustee by the initial Servicer irrespective of any resignation or removal of it as the initial Servicer.

                    When the Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 6.01(v) or
  Section 6.01 (vi), the expenses (including the reasonable charges and expenses of its counsel) and the compensation for the services are intended to constitute expenses of administration under any applicable Federal or state bankruptcy, insolvency or other similar law.

                    SECTION 7.07.    Trustee; Eligibility; Disqualification.

                    (a) "Trustee" shall mean, initially, LTCB Trust Company and, upon the occurrence of a Trustee Replacement Event, then the Backup Trustee. Notwithstanding any provision in this Agreement to the contrary, if a Trustee Replacement Event occurs, (i) the Back-up Trustee shall become the Trustee hereunder five Business Days (the "Replacement Date") after the Backup Trustee's receipt of a notice from the Company, the Trustee, any Noteholder or any Committed Investor of the occurrence of such Trustee Replacement Event and
  (ii) LTCB Trust Company shall be deemed to be removed as of the Replacement Date. A "Trustee Replacement Event" means, at any time, any of the following:
  (i) the unsecured long-term obligations of LTCB Trust Company are not rated at least "Baa3" by Moody's or "BBB-" by S&P; (ii) the New York branch of LTCB Trust Company closes or otherwise ceases its corporate trust operations; (iii) either LTCB Trust Company or its New York office files a petition for bankruptcy, reorganization, receivership, arrangement, insolvency or liquidation proceedings, or other similar proceedings under any federal or state bankruptcy or similar law or any such petition is filed against either of them; (iv) LTCB Trust Company does not meet the requirements under Section 7.07(c); or (v) the Trustee fails to perform any of its material duties and obligations hereunder and such failure continues for five (5) Business Days after notice of such failure is delivered by the Issuer, the Servicer or any Noteholder. If a Trustee Replacement Event occurs, then the Backup Trustee shall become the Trustee for all purposes of this Indenture and shall be entitled to the same benefits, protections, privileges and rights provided to the Trustee hereunder and shall have all of the obligations of the initial Trustee hereunder as of the Replacement Date, including the obligation of the Trustee to act as a successor Servicer as set forth in Article V hereof.

                    (b) The Backup Trustee shall be paid the Backup Trustee Fees on the Closing Date and on each applicable Monthly Payment Date.

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                    (c) The Trustee hereunder shall at all times be a
  corporation organized and doing business under the laws of the United States of America, any state thereof or the District of Columbia authorized under such laws to exercise corporate trust powers, be acceptable to the Rating Agency, have a combined capital and surplus of at least $50,000,000 or shall be a member of a bank holding system, the aggregate combined capital and surplus of which is at least $50,000,000, provided that the Trustee, or the bank holding company system of which the Trustee is a member shall be subject to supervision or examination by Federal or state authority and, in the case of any successor Trustee, subject to regulations regarding fiduciary funds on deposit substantially similar to 12 C.F.R. ss. 9.10(b). If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 7.07, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 7.07, the Trustee shall resign immediately in the manner and with the effect specified in Section 7.08.

                    SECTION 7.08. Resignation and Removal; Appointment of Successor.

                    (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by a successor Trustee under
  Section 7.09.

                    (b) The Trustee may resign at any time by giving written notice thereof to the Company and by mailing notice of resignation by first-class mail, postage prepaid, to the Rating Agency and the Noteholders at their addresses appearing on the Note Register.

                    (c) The Trustee may be removed at any time by the Act of the Noteholders of Notes evidencing not less than 66-2/3% of the Aggregate Note Principal Balance of the Notes, delivered to the Trustee and the Company. The Company may remove the Trustee if:

                           (i) the Trustee fails to comply with Section 7.07(c);

                           (ii) the Trustee is adjudged bankrupt or insolvent;

                           (iii) a receiver or other public officer takes charge of the Trustee or its property; or

                           (iv) the Trustee becomes incapable of acting.

                    (d) Subject to Section 7.07(a), if the Trustee shall resign, be removed, or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, the Company, with the consent of each Swap Provider and the Noteholders of Notes evidencing not less than 66-2/3% of the Aggregate Note Principal Balance, by an act of the Company, shall promptly appoint a successor Trustee.

                    (e) If no successor Trustee shall have been so appointed by the Company as hereinbefore provided and accepted appointment in the manner hereinafter provided within 30 days after any such resignation or removal, existence of incapability, or occurrence of such vacancy, the Trustee or any Noteholder or each Swap Provider may petition any court of competent jurisdiction for the appointment of a successor Trustee.

                    (f) The Company shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail,

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  postage prepaid, to all Noteholders, as their names and addresses appear in the Note Register, to the Rating Agency and to each Swap Provider. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

                    (g) Any liability of any Trustee arising hereunder prior to the resignation or removal of such Trustee shall survive the appointment of a successor Trustee.

                    SECTION 7.09.    Acceptance of Appointment by Successor.

                    (a) Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Company and to the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee; but, on request of the Company or the successor Trustee, such retiring Trustee shall, upon payment of its charges, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder. Upon request of any such successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

                    (b) No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article and the effectiveness of such appointment will not, as evidenced by confirmation in writing by the Rating Agency, result in any reduction or withdrawal of the then current rating of the Senior Notes or of the Subordinated Notes by the Rating Agency.

                    SECTION 7.10. Merger, Conversion, Consolidation or Succession to Business.

                    Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes shall have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion, or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

                    SECTION 7.11.    Co-trustees and Separate Trustees.

                    (a) At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of the Trust Property may at the time be located or for any other purpose, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee, the Trustee, any Swap Provider or the Noteholders of Notes evidencing not less than 51% of the Aggregate Note Principal Balance, the Company shall for such purpose join with the Trustee in the execution, delivery, and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of such Trust Property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this

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  Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Indenture Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment.

                    (b) Should any written instrument from the Company be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right, or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

                    (c) Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                           (i) The Notes shall be authenticated and delivered and all rights, powers, duties, and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee.

                           (ii) The rights, powers, duties, and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by such co-trustee or separate trustee, as shall be provided in the instrument appointing such co-trustee or separate trustee.

                           (iii) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Company evidenced by a Company Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Indenture Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Company. Upon the written request of the Trustee, the Company shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                           (iv) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee or any other such trustee hereunder and the Trustee shall not be personally liable by reason of any act or omission of any co-trustee or other such separate trustee hereunder.

                           (v) Any Act of Noteholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

                    SECTION 7.12.    Servicer to Hold Contracts.

                    The Servicer may hold the sole original, manually executed counterpart of each Contract that constitutes chattel paper, together with any documents relating thereto that may from time to time be delivered to the Servicer, until such time as such Contract is released from the lien of this Indenture pursuant to the provisions hereof; provided that upon a Servicer Event of Default, the Trustee may take possession of such original copies as necessary to protect the Noteholders' rights, powers and remedies with respect to the Trust Property. The Servicer will cause the electronic ledger to be clearly and unambiguously marked to show that such Contracts have been transferred by the Seller to the Company and pledged by the Company to the Trustee for the benefit of the Noteholders; Provided, however, if the

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  Servicer elects not to hold the above documents, the Servicer shall cause the
  Trustee to hold the Contract File and the List of Contracts, and in such case the electronic ledger will be marked to show that such Contract has been sold by the Seller to the Company and pledged by the Company to the Trustee for the benefit of the Noteholders.

                    SECTION 7.13.    Financing Statements.

                    The Trustee shall execute such UCC financing statements and continuation statements as shall have been prepared by the Servicer and shall furnish the Servicer with such limited powers of attorney or other documents necessary or appropriate to enable the Servicer to fulfill its obligations under Section 7.06 of the Sale and Servicing Agreement and to carry out its servicing and administration duties under the Sale and Servicing Agreement.

                    SECTION 7.14. Reports by Trustee to Noteholders. At least three Business Days prior to each Monthly Payment Date, the Servicer shall prepare and deliver to the Trustee and the Rating Agency for distribution to each Noteholder, and, upon receipt thereof from the Servicer, the Trustee shall deliver to each Noteholder, a statement setting forth for the related Collection Period the following information (which in the case of items (ii), (iii) and (iv) shall be based on a Note in a principal amount of $1,000):

                           (i) the total amount available in the Collection Account on the Monthly Payment Date;

                           (ii) the amount of the distribution allocable to principal, including Overdue Monthly Principal, on each of the Notes;

                           (iii) the amount of the distribution allocable to interest, including any Overdue Monthly Interest, on each of the Notes, and each Swap Payment Amount, the Hedge Proceeds and each Swap Termination Amount (if any) for such Monthly Payment Date;

                           (iv) the Servicing Fee, including any overdue Servicing Fee;

                           (v) the Pool Balance as of the end of the related Collection Period;

                           (vi) the Available Reserve Amount, after giving effect to any deposit or withdrawal from the Reserve Account with respect to such Monthly Payment Date, and specifying the amount of each such deposit or withdrawal, and such Available Reserve Amount expressed as a percentage of the Pool Balance and any change in the Required Reserve Amount;

                           (vii) the total Principal Balance of Defaulted Contracts as of the last day of the related Collection Period;

                           (viii) the Senior Note Principal Balance and
           Subordinated Note Principal Balance as of such Monthly Payment Date (after giving effect to any distributions on such Monthly Payment
           Date);

                           (ix) the Three-Month Average Delinquency Ratio as of the last day of the end of the related Collection Period and the Delinquency Ratio as of the last day of the related Collection Period;

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                           (x) the Three-Month Average Default Ratio as of the
           last day of the related Collection Period and the Default Ratio as of the last day of the related Collection Period;

                           (xi) the amount of all prepayments in full of the Contracts as of the end of the related Collection Period;

                           (xii) the aggregate Payahead Amount with respect to the Contracts as of the end of the related Collection Period;

                           (xiii) the past due experience of the Contracts (with respect to the different aging categories set forth in the Confidential Private Placement Memorandum dated February 1998, as amended and supplemented by the Company as of the Closing Date) as of the last day of the end of the related Collection Period; and

                           (xiv) the occurrence of any substitution of Contracts, if any, in accordance with the Sale and Servicing Agreement and all applicable information as to compliance of such substitution with the requirements under the Sale and Servicing Agreement.

                   Within a reasonable period of time after the end of each calendar year, but not later than the latest date permitted by law, the Servicer shall deliver to the Trustee, and the Trustee shall furnish, to each Person who at any time during such calendar year shall have been a Noteholder, a statement, prepared by the Servicer and delivered to the Trustee, containing the sum of the amounts determined in clauses (ii) and (iii) for such calendar year, or, in the event such Person shall have been a Noteholder during a portion of such calendar year, for the applicable portion of such year, for the purposes of such Noteholder's preparation of federal income tax returns and, to the extent requested by a Noteholder to comply with applicable law, such additional information as will enable the Noteholder to prepare its state and local income and franchise tax returns. In addition, any Committed Investor, Noteholder or Swap Provider may obtain from the Trustee, by written request to the Trustee, a copy of any Monthly Servicer Report or any annual compliance statement pursuant to Section 4.09 of the Sale and Servicing Agreement that has been delivered to the Trustee.

                    SECTION 7.15. Limitation on Duty of Trustee in Respect of Trust Property.

                   (a) Beyond the exercise of reasonable care in the custody thereof, the Trustee shall have no duty as to any Trust Property in its possession or control or in the possession or control of any agent or bailee or any income thereon or as to preservation of rights against prior parties or any other rights pertaining thereto and the Trustee shall not be responsible for filing any financing or continuation statements or recording any documents or instruments in any public office at any time or times or otherwise perfecting or maintaining the perfection of any security interest in the Trust Property. The Trustee shall be deemed to have exercised reasonable care in the custody of the Trust Property in its possession if the Trust Property is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Trust Property, by reason of the act or omission of any carrier, forwarding agency or other agent or bailee selected by the Trustee in good faith.

                   (b) The Trustee shall not be responsible for the existence, genuineness or value of any of the Trust Property or for the validity, perfection, priority or enforceability of the Liens in any of the Trust Property, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence, bad faith or wilful misconduct on the part of the Trustee, for the validity or sufficiency of the Trust Property or

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  any agreement or assignment contained therein, for the validity of the title of the Company to the Trust Property, for insuring the Trust Property or for the payment of taxes, charges, assessments or Liens upon the Trust Property or otherwise as to the maintenance of the Trust Property.


                                  ARTICLE VIII

                                    COVENANTS

                    SECTION 8.01.    Payment of Principal and Interest.

                    The Company will duly and punctually pay the principal of and interest on the Notes in accordance with the terms of the Notes and this Indenture. An installment of interest shall be considered paid on the date it is due if the Trustee holds on that date money designated for and sufficient to pay the installment.

                    SECTION 8.02. Maintenance of Office or Agency; Chief Executive Office.

                    (a) The Company will maintain in the State of California an office or agency where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served.

                    (b) The chief executive office of the Company, and the office at which the Company maintains its records with respect to the Contracts, the Equipment, and the transactions contemplated hereby, is located in San Ramon, California. The Company will not change the location of such office without giving the Trustee, the Rating Agency and each Noteholder at least 60 days' prior written notice thereof.

                    SECTION 8.03. Money for Payments to Noteholders to Be Held in Trust.

                    (a) All payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account, the Reserve Account, the Payahead Account or the Contract Purchase Account pursuant to Section 3.07(b) or Section 6.06 shall be made on behalf of the Company by the Trustee, and no amounts so withdrawn from the Collection Account, the Reserve Account, the Payahead Account or the Contract Purchase Account for payments of Notes shall be paid over to the Company under any circumstances except as provided in this Section 8.03.

                    (b) In making payments hereunder, the Trustee will:

                           (i) allocate all sums received for payment to the Noteholders on each Monthly Payment Date in accordance with the terms of this Indenture;

                           (ii) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided; and

                           (iii) comply with all requirements of the Internal Revenue Code of 1986, as amended (or any successor statutes), and all regulations thereunder, with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.


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                    (c) Except as required by applicable law, any money held by the Trustee in trust for the payment of any amount due with respect to any Note shall be held in a non-interest bearing account and if the same remains unclaimed for three years after such amount has become due and payable to the Noteholder, the Trustee shall be discharged from such trust and, subject to applicable escheat laws, paid to the Company upon request; and such Noteholder shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee with respect to such trust money shall thereupon cease.

                    SECTION 8.04.    Corporate Existence; etc.

                    (a) The Company will do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and the rights, licenses and franchises of the Company, and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of the Indenture, the Notes, or any of the Contracts.

                    (b) The Company shall at all times observe and comply in all material respects with (i) all laws, regulations and court orders applicable to it, (ii) all requirements of law in the declaration and payment of dividends on its Capital Stock, and (iii) all requisite and appropriate corporate and other formalities (including, without limitation, annual and all other appropriate meetings of the Company's board of directors and, if required by law, its charter or otherwise, meetings and votes of shareholders to authorize corporate action) in the management of its business and affairs and the conduct of the transactions contemplated hereby and by the Sale and Servicing Agreement.

                    (c) The Company will, at all times: (i) maintain (A) corporate and financial books and records separate from those of any other Person and (B) minutes of the meetings and other proceedings of its shareholders and board of directors; (ii) continuously maintain the resolutions, agreements and other instruments underlying the transactions contemplated hereby and by the Sale and Servicing Agreement as official records of the Company; (iii) act solely in its corporate name and through its duly authorized officers or agents to maintain an arm's-length relationship with the Seller and its Affiliates; (iv) pay all of its operating expenses and liabilities from its own funds (including any funds advanced to it by the Servicer); (v) maintain office space separate from that of the Seller on the premises currently rented by the Seller and (vi) maintain its assets separately from the assets of the Seller.

                    (d) The Company shall conduct its business solely in its own name through its duly authorized officers or agents so as to not mislead others as to the identity of the corporation with which those others are concerned, and particularly will avoid the appearance of conducting business on behalf of the Seller or any of its Affiliates or that the assets of the Company are available to pay the creditors of the Seller or any of its Affiliates. Without limiting the generality of the foregoing, all oral and written communications, including without limitation, letters, invoices, purchase orders, contracts, statements and loan applications, will be made solely in the name of the Company.

                    (e) The Company will be operated so as not to be substantively consolidated for bankruptcy purposes with the Seller.

                    (f) At least one director of the Company shall at all times be a person who is not a director, officer or employee of any direct or ultimate parent or Affiliate of the Seller.

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                    (g) The Company will not initiate or approve any amendment to its Certificate of Incorporation without the prior written consent of the Trustee and written confirmation by the Rating Agency that the adoption of such amendment will not result in a reduction or withdrawal of the then-current rating by such Rating Agency of the Senior Notes or the Subordinated Notes.

                    (h) The Company will pay all reasonable costs and expenses of the Rating Agency to maintain its ratings on the Notes.

                    SECTION 8.05. Protection of Trust Property; Further Assurances.

                    The Company will from time to time execute and deliver all such supplements and amendments hereto and all such UCC financing statements, continuation statements, instruments of further assurance, and other instruments, and will take such other action as may be necessary or advisable to:

                           (i) grant more effectively all or any portion of the Trust Property;

                           (ii) maintain or preserve the lien of this Indenture or carry out more effectively the purposes hereof;

                           (iii) publish notice of, or protect the validity of, any Grant made or to be made by this Indenture and perfect the security interest contemplated hereby in favor of the Trustee in the Contracts and the related Equipment and the other property constituting the Trust Property;

                           (iv) enforce or cause the Servicer to enforce any of the Contracts;

                           (v) preserve and defend title to any Contract (including the right to receive all payments due or to become due thereunder), Equipment, or other property included in the Trust Property and preserve and defend the rights of the Trustee and the Noteholders in such Contract (including the right to receive all payments due or to become due thereunder), Equipment and other property against the claims of all persons and parties; or

                           (vi) if the Servicer elects to hold the Contract Files and the related documents, cause the electronic ledger, with respect to each Contract and the Schedule of Contracts, to clearly and unambiguously show that such Contract has been pledged by the Company to the Trustee for the benefit of the Noteholders.

  The Company, upon the Company's failure to do so, hereby designates the Trustee its agent and attorney-in-fact to execute any UCC financing statement, continuation statement or other document or instrument required pursuant to this Section 8.05; provided, however, that such designation shall not be deemed to create a duty in the Trustee to monitor the compliance of the Company with the foregoing covenants, and provided further that the duty of the Trustee to execute any instrument required pursuant to this Section 8.05 shall arise only if a Responsible Officer of the Trustee has actual knowledge of any failure of the Company to comply with the provisions of this Section 8.05.

                    SECTION 8.06.    Compliance Certificates.

                    The Company will deliver to the Trustee, the Rating Agency and each Swap Provider within 90 days after the end of each fiscal year, a written statement signed by the President or a Vice President and by the Chief Financial Officer of the Company, stating, in addition to the statements required by Section 1.17 (i)-(iv), as to each signer thereof, that

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                           (i) a review of the activities of the Company during
           such year and of performance under this Indenture has been made under his supervision and

                           (ii) to the best of such officers' knowledge, based on such review, the Servicer has fulfilled all of its obligations under this Indenture throughout such year.

                           (iii) whether the officer knows of any Defaults by the Company under this Indenture throughout such year or, if there has been a Default in the fulfillment of any such obligation, specifying each such Default known to him and the nature and status thereof and the nature of the action taken with respect thereto.

                    SECTION 8.07. Performance of Obligations; Sale and Servicing Agreement.

                    (a) The Company will punctually perform and observe all of its obligations and agreements contained in this Indenture, the Notes, the Note Purchase Agreement, the Sale and Servicing Agreement and the Hedge Agreements.

                    (b) The Company will clearly mark its books and records to reflect each assignment and transfer of Contracts and the related Equipment subject thereto from the Seller.

                    (c) If any Authorized Officer shall have knowledge of the occurrence of a default under the Sale and Servicing Agreement or any Swap Agreement, the Company shall promptly notify the Trustee, the Rating Agency and the Noteholders thereof, and shall specify in such notice the action, if any, the Company is taking in respect of such default. Unless consented to by the Noteholders of Notes evidencing not less than 66-2/3% of Aggregate Note Principal Balance, the Company may not waive any default under or amend the Sale and Servicing Agreement or any Swap Agreement.

                    SECTION 8.08.    Negative Covenants.

                    The Company will not:

                           (i) sell, transfer, exchange or otherwise dispose of any portion of the Trust Property except as expressly permitted by this Indenture;

                           (ii) claim any credit on, or make any deduction from, the principal of, or interest on, any of the Notes by reason of the payment of any taxes levied or assessed upon any portion of the Trust Property;

                           (iii) engage in any business or activity other than in connection with, or relating to the ownership of, the Contracts and the Equipment, the issuance of the Notes, the specific transactions contemplated hereby, and similar activities with respect to ownership and financing of other pools of receivables;

                           (iv) seek dissolution or liquidation in whole or in part or reorganization of its business or affairs;

                           (v) (A) permit the validity or effectiveness of this Indenture or any Grant hereby to be impaired, or permit the lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations under this Indenture, except as may be expressly permitted hereby, (B) permit any lien, charge,

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           security interest, mortgage or other encumbrance to be created on or to extend to or otherwise arise upon or burden the Trust Property or any part thereof or any interest therein or the proceeds thereof other than the lien of this Indenture and the rights of Obligors, or
           (C) permit the lien of this Indenture not to constitute a valid first priority perfected security interest in the Contracts and a valid perfected security interest in the Seller's (and the Company's) interests in the Equipment and the other Trust Property;

                           (vi) conduct its business or engage in any activity in violation of the provisions contained in its Certificate of Incorporation or make any material change in its business or incur any indebtedness to any Person other than as expressly contemplated by the Notes, this Indenture, the Sale and Servicing Agreement and documents relating thereto;

                           (vii) at any time insist upon, plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or other law that would prohibit or forgive the Company from paying all or any portion of the principal of or interest on the Notes as contemplated herein or in the Notes, wherever enacted, now or at any time hereafter in force, or that may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted;

                           (viii) issue or register the transfer of any of its Capital Stock to any Person other than the Seller;

                           (ix) merge or consolidate with any other Person except on terms, if any, approved in writing by the Trustee, each Noteholder and the Rating Agency;

                           (x) take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any Contract or any other instrument included in the Trust Property other than any such release occasioned by the early termination of a Contract after receipt of the Retransfer Amount, or which would result in the amendment, hypothecation, subordination, termination, or discharge of, or impair the validity or effectiveness of, any Contract or such other instrument, except as expressly provided in this Indenture or the Sale and Servicing Agreement; or

                           (xi) purchase any Contract on any date unless at the time of such purchase (and after giving effect thereto) (a) no Default, Indenture Event of Default, Servicer Event of Default or Early Amortization Event shall occur or be continuing, (b) the Equity Base is not less than 5% of the Pool Balance and the sum of the Equity Base and the Subordinated Note Principal Balance is not less than the Required Support Percentage of the Pool Balance (in each case both before and after giving effect to the purchase of Contracts to occur on such date), and (c) the Company is in compliance with its obligations under the Note Purchase Agreement and under the Hedge Agreements.

                    SECTION 8.09. Information as to the Company. The Company shall deliver to the Trustee, each Swap Provider, each Noteholder and the Rating Agency:

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                    (a) immediately upon becoming aware of the existence of any condition or event which constitutes a Default or an Indenture Event of Default, a written notice describing its nature and period of existence and what action the Company is taking or proposes to take with respect thereto; and

                    (b) promptly upon the Company's becoming aware of (i) any proposed or pending investigation of it by any governmental authority or agency, or (ii) any pending or proposed court or administrative proceeding which (in either case) involves or may involve the possibility, individually or in the aggregate, of materially and adversely affecting the properties, business, profits or condition (financial or otherwise) of the Company, a written notice specifying the nature of such investigation or proceeding and what action the Company is taking or proposes to take with respect thereto and evaluating its merits.

                    SECTION 8.10. Payment of Taxes and Other Claims.

                    Subject to the priorities of payment and other restrictions and limitations specified in Article III and the other provisions hereof, the Company will pay or discharge or cause to be paid or discharged, before any penalty accrues from the failure to so pay or discharge, (1) all taxes, assessments and governmental charges levied or imposed upon the Company or upon the income, profits or property (including any property that is part of the Trust Property) of the Company and (2) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a lien upon the property of the Company; provided, however, that the (i) Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim the amount, applicability or validity of which is being contested in good faith by appropriate proceedings and for which adequate provision has been made or where the failure to effect such payment or discharge is not adverse in any material respect to the Noteholders and
  (ii) the Company shall not apply to any such payments any funds constituting Trust Property other than amounts (if any) constituting Excess Collections. The Company shall be included as a consolidated entity in the federal tax returns filed by the Seller.

                    SECTION 8.11. Indemnification.

                    The Company agrees to indemnify and hold harmless the Trustee, (which shall include its directors, officers, employees and agents) and each Noteholder (each an "Indemnified Party") against any and all liabilities, losses, damages, penalties, costs and expenses (including the fees and expenses of counsel and the costs of defense and legal fees and expenses) which may be incurred or suffered by such Indemnified Party without gross negligence, bad faith or willful misconduct on its part as a result of claims, actions, suits or judgments asserted or imposed against it and arising out of the transactions contemplated hereby or by the Sale and Servicing Agreement, including, without limitation, any claims resulting from any use, operation, maintenance, repair, storage or transportation of any item of Equipment, whether or not in the Company's possession or under its control, and any tort claims and any fines or penalties arising from any violation of the laws or regulations of the United States or any state or local government or governmental authority including, without limitation, securities laws, and, in the case of the Trustee, in connection with the acceptance or administration of this trust, including all costs and expenses of defending itself against any claim in connection with the exercise or performance (or inaction) of any of its powers or duties hereunder. The provisions of this
  Section 8.11 shall survive the termination of this Indenture in accordance with Section 11.01 hereof.

                    SECTION 8.12. Use of Proceeds. The Company will use the net proceeds from the issuance of Notes on each Note Issuance Date to make a purchase of Contracts and Contract Assets pursuant to and in accordance with the Sale and Servicing Agreement.

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                                   ARTICLE IX

                     AMENDMENTS AND SUPPLEMENTAL INDENTURES

                    SECTION 9.01. Amendments and Supplemental Indentures.

                    This Indenture or the Notes may be amended or supplemented by the parties hereto, without notice to or consent of the Noteholders, but with notice to the Rating Agency and confirmation by such Rating Agency that no reduction or withdrawal of the rating of any Class of Notes would be caused by such amendment or supplement, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or the Notes or of modifying in any manner the rights of such Noteholders, provided that such action will not, in the opinion of counsel reasonably satisfactory to the Trustee, materially and adversely affect the interests of any such Noteholders and that such action will not materially and adversely affect the interests of any Swap Provider. This Indenture or the Notes may also be amended or supplemented by the Company and the Trustee with the consent of the Noteholders of Notes evidencing at least 51% of the Aggregate Note Principal Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of such Noteholders; provided, however, that, no amendment to this Indenture or any supplemental indenture may (i) cause a reduction in the then current rating of the Senior Notes or the Subordinated Notes, (ii) increase or reduce in any manner the amount of, or accelerate or delay the timing of collections of payments on the related Contracts or distributions that are required to be made for the benefit of such Noteholders, (iii) reduce the aforesaid percentage of the Notes which is required to consent to any such amendment or waiver, (iv) change the Scheduled Final Payment Date or (v) release any of the Trust Property from the lien hereof (except as otherwise permitted herein) or modify
  Section 2.06, 3.07, 6.06, 6.08, 6.13 or 9.01, without the consent of each affected Noteholder. Furthermore, any amendment, modification or waiver of the Indenture that affects the rights, duties or obligations of the Trustee may only be effected with the Trustee's prior written consent. Notwithstanding anything herein to the contrary, no amendment to this Indenture or any supplemental indenture shall be required to cause a substitution of the Floating Rate Hedge pursuant to Section 12.04 hereof so long as all requirements for such substitution set forth in Section 12.04 are met.

                    It shall not be necessary for the consent of the Noteholders under this Section to approve the particular form of any proposed amendment or supplement, but it shall be sufficient if such consent approves the substance thereof. The Trustee shall, promptly upon execution thereof, send a copy of each amendment of or supplement to this Indenture or the Notes to each Swap Provider.

                    SECTION 9.02. Execution of Amendments and Supplemental Indentures.

                    In executing any amendment to this Indenture, the Notes or any supplemental indenture pursuant to Section 9.01 of this Indenture, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such amendment to this Indenture, the Notes or any supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any supplemental indenture which affects the Trustee's own rights, duties, protections, or immunities under this Indenture or otherwise.

                    SECTION 9.03. Effect of Amendments and Supplemental Indentures.

                    Upon the execution of any amendment to this Indenture, the Notes or any supplemental indenture under this Article, this Indenture, the Notes or any supplemental indenture shall be modified in accordance therewith, and such amendment or supplemental indenture shall form a part of this Indenture,



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  the Notes or any supplemental indenture for all purposes, and every Noteholder theretofore or thereafter authenticated and delivered hereunder shall be bound thereby. After an amendment or supplement under this Section becomes effective, the Company shall mail to the Noteholders affected thereby and to the Rating Agency a notice briefly describing the amendment or supplement. Any failure of the Company to mail such notice, or any defects therein, shall not, however, in any way impair or affect the validity of such amendment or supplement.

                    SECTION 9.04. Reference in Notes to Amendments and Supplemental Indentures.

                    Notes authenticated and delivered after the execution of any amendment to this Indenture or any supplemental indenture pursuant to this Article may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such amendment or supplemental indenture. If the Company shall so determine, new Notes so modified as to conform, in the opinion of the Trustee and the Company, to any such amendment or supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for outstanding Notes.

                    SECTION 9.05. Revocation and Effect of Consents.

                    Subject to this Indenture, each amendment, waiver or instrument evidencing other action shall become effective in accordance with its terms. Until an amendment, waiver or other action becomes effective, a consent to it by a Noteholder is a continuing consent by the Noteholder even if notation of the consent is not made on any Security.

                    The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Noteholders entitled to consent to any amendment, supplement or waiver. If a record date is fixed, then those Persons who were Noteholders at such record date (or their duly designated proxies), and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Noteholders after such record date. No such consent shall be valid or effective for more than 90 days after such record date.


                                    ARTICLE X

                               REDEMPTION OF NOTES

                    SECTION 10.01. Optional Redemption; Election to Redeem.

                    (a) The Notes may be redeemed by the Company, in whole but not in part, at the Redemption Price on any Monthly Payment Date on which the Aggregate Note Principal Balance is less than 10% of the Aggregate Note Principal Balance as of the first day of the Note Amortization Period (after giving effect to payments of principal on such Monthly Payment Date).

                    (b) The Company, by an Authorized Officer, shall set the Redemption Date and the Record Date (which shall be the Record Date that would otherwise be applicable for the Monthly Payment Date on which such Redemption Date is to occur) and shall give notice thereof to the Trustee pursuant to
  Section 10.02.



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                    SECTION 10.02. Notice to Trustee.

                    In the case of any redemption pursuant to Section 10.01, the Company shall, at least 35 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee, each Swap Provider and the Rating Agency of such Redemption Date and the principal amount of Notes to be redeemed. The notice shall be accompanied by an Officer's Certificate stating that the redemption complies with the provisions of this Indenture.

                    SECTION 10.03. Notice of Redemption by the Company.

                    Notice of redemption pursuant to Section 10.01 shall be given by first class mail, postage prepaid, mailed at least 30 days but not more than 60 days prior to the applicable Redemption Date, to each Noteholder at its address in the Note Register.

                    All notices of redemption shall state:

                            (1)      the Redemption Date;

                            (2)      the Redemption Price;

                            (3) that on the Redemption Date, the Redemption Price will become due and payable upon each such Note, and that interest thereon shall cease to accrue if payment is made on such date; and

                            (4) the CUSIP number, if any, of the Notes of each Class.

                            (5) Corporate Trust Office where Notes are to be surrendered for payment of the Redemption Price.

                    Notice of redemption of Notes shall be given by the Company, by an Authorized Officer, or, at the request of such Authorized Officer, by the Trustee in the name and at the expense of the Company. Failure to give notice of redemption, or any defect therein, to any holder of an Note shall not impair or affect the validity of the redemption of any other Note. If a CUSIP number is listed in such notice or printed on the Note, the notice may state that no representation is made as to the correctness or accuracy of such CUSIP number.

                    SECTION 10.04. Deposit of the Redemption Price.

                    On or before the Business Day next preceding any Redemption Date, the Company shall deposit with the Trustee an amount of monies sufficient to pay the Redemption Price of all Notes outstanding on such Redemption Date (less any portion of such payment to be made from monies in the Collection Account and from the Reserve Account).

                    SECTION 10.05. Notes Payable on Redemption Date.

                    Notice of redemption having been given as provided in
  Section 10.03, the Notes shall, on the applicable Redemption Date, become due and payable at the Redemption Price and on such Redemption Date (unless the Company shall default in the payment of the Redemption Price) such Notes shall cease to bear interest. The Noteholders shall be paid the Redemption Price by the Trustee on behalf of the Company; provided, however, that installments of principal and interest which are due on or prior



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  to the Redemption Date shall be payable to the Noteholders registered as such on the relevant Record Dates according to their terms and the provisions of
  Section 2.07. If the holders of any Note called for redemption shall not be so paid upon surrender, the principal and interest shall, until paid, bear interest from the Redemption Date at the related Rate.


                                   ARTICLE XI

                           SATISFACTION AND DISCHARGE

                   SECTION 11.01. Satisfaction and Discharge of Indenture.

                   (a) This Indenture shall cease to be of further effect (except as to any surviving rights herein expressly provided for), and the Trustee, on demand of and at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when each of the following conditions are satisfied:

                          (i)        either:

                                     (A) all Notes theretofore authenticated and
                   delivered (other than (x) Notes which have been destroyed, lost, or stolen and which have been replaced or paid as provided in Section 2.05 and (y) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Company and thereafter repaid to the Company or discharged from such trust, as provided in Section 8.03(c)) have been irrevocably paid and delivered to the Trustee for cancellation; or

                                     (B) the final installments of principal on
                   all such Notes not theretofore delivered to the Trustee for cancellation:

                                              (1) have become due and payable,
                            or

                                              (2) will become due and payable at
                            their Scheduled Final Payment Date within one year,

                   and the Company has deposited or caused to be deposited with the Trustee as trust funds in trust for such purpose an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Trustee for cancellation, for principal and interest to the date of such deposit (in the case of Notes which have become due and payable) or to the Scheduled Final Payment Date thereof;

                         (ii) all amounts payable hereunder for the benefit of the Trustee and the Noteholders have been paid in full and all amounts due and payable pursuant to each Swap Agreement have been paid in full; and

                         (iii) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.




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  At such time, the Trustee shall deliver to the Company or, upon Company Order, its assignee, all cash, securities and other property held by it as part of the Trust Property other than funds deposited with the Trustee pursuant to
  Section 11.01 (a)(i)(B) for the payment and discharge of the Notes.

                    (b) Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company under Sections 7.06 and 8.11, and, if money shall have been deposited with the Trustee pursuant to Section 11.01(a)(i)(B), the obligations of the Trustee under Section 11.02 and Section 8.03(c) shall survive.

                    SECTION 11.02. Application of Trust Money.

                    Subject to the provisions of Section 8.03(c), all money deposited with the Trustee pursuant to Sections 11.01 and 8.03 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to the payment to the Persons entitled thereto of the principal and interest for whose payment such money has been deposited with the Trustee.

                    SECTION 11.03. Reinstatement.

                    If the Trustee is unable to apply any money in accordance with Section 11.01 by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the Company's obligations under this Indenture and the Notes shall be revived and reinstated as though no deposit had occurred pursuant to Section 11.01 until such time as the Trustee is permitted to apply all such money in accordance with Section 11.01.

                                   ARTICLE XII

                                HEDGE AGREEMENTS

                    SECTION 12.01 Hedge Apreements.

                    In connection with the issuance of any Notes, the Company shall enter into Hedge Agreements described below with respect to the issued Notes with Eligible Providers for the purpose of limiting the Company's exposure to changes in market interest rates. The Company's rights under each Hedge Agreement shall be collaterally assigned by the Company to the Trustee for the benefit of the Noteholders.

                    SECTION 12.02 Fixed Rate Hedge.

                    (a) In connection with the issuance of any Fixed Rate Notes, the Company shall enter into a Fixed Rate Hedge with a Hedge Provider for the purpose of limiting the Company's exposure to changes in market interest rates during the Note Issuance Period.

                    (b) The Fixed Rate Hedge shall provide for payments by the Hedge Provider to the Company in the event the Fixed Rate Benchmark for either class of Fixed Rate Notes exceeds certain rates specified in the Fixed Rate Hedge during the Note Issuance Period. These payments shall supplement amounts available to pay interest on the Notes if such Fixed Rate Benchmark is exceeded.

                    SECTION 12.03 Floating Rate Hedge.




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





                    (a) In connection with the issuance of any Floating Rate Notes, the Company shall enter into one or more hedging agreements, each of which shall be either a Floating Rate Cap or a Swap Agreement with an Eligible Provider for the purpose of limiting the Company's exposure to changes in market interest rates during the period from the Note Issuance Date of the related Floating Rate Notes through the Scheduled Final Payment Date.

                    (b) A Floating Rate Cap, if any, will provide for payments by the Hedge Provider to the Company in the event LIBOR (as defined herein) for any Interest Period exceeds a certain rate specified therein.

                    (c) Pursuant to each Swap Agreement, if any, each Swap Provider (subject to the terms thereof) shall be obligated to pay to the Trustee, in connection with each Monthly Payment Date (as defined herein) and on the Scheduled Final Payment Date (as defined herein), an amount equal to the product of a rate specified therein and a notional amount specified therein, and the Trustee shall be obligated to pay to each such Swap Provider (but solely with funds available to the Trustee in the Trust Property), in connection with each Monthly Payment Date and on the Scheduled Final Payment Date, the related Swap Payment Amount, if any. Any Swap Agreement shall be subject to termination by either party under the circumstances specified therein prior to the Scheduled Final Payment Date.

                    SECTION 12.04 Substitution of Floating Rate Hedge.

                    At any time during the Note Issuance Period, the Company may, at its option, simultaneously terminate any Floating Rate Cap that is in effect at such time and enter into a Swap Agreement in a form satisfactory to Standard & Poor's and Noteholders of Notes evidencing not less than 66-2/3% of the Aggregate Note Principal Balance. After the Note Issuance Period, any termination or substitution of the Floating Rate Hedge at the option of the Company must be approved by Noteholders of Notes evidencing not less than 66-2/3% of the Aggregate Note Principal Balance.

                    SECTION 12.05 Hedge Provider.

                    If on any day a Hedge Provider shall cease to be an Eligible Provider and within 30 days thereafter no Hedge Provider Transfer (as defined below) shall have occurred, then within 30 days thereafter (or such longer period, if any, as the Rating Agency confirms in writing would not result in a reduction or withdrawal of the rating of the Notes of any Class by the Rating Agency), the Company shall have the right (but not the obligation) to (a) cause the replacement of the Hedge Provider with a substitute Person that is an Eligible Provider, or (b) obtain a supporting letter of credit or other credit enhancement for the existing Hedge Provider such that the Hedge Provider (after giving effect to such enhancement) is an Eligible Provider, and (in each case) obtain confirmation in writing by the Rating Agency that, based on such actions, no reduction or withdrawal of the then-current rating of any Class of Notes would occur. "Hedge Provider Transfer" means an exercise by the Hedge Provider of its rights under the Hedge Agreement to effect a transfer of its rights and obligations under the Hedge Agreement to another Person, or to obtain credit enhancement or to deliver collateral, such that (in any such case) after giving effect thereto, no reduction or withdrawal of the then-current rating of any Class of Notes by the Rating Agency would occur.

                    SECTION 12.06 Rights of Swap Provider.

                    This Indenture and the Trust Property (except the Company's rights under the Swap Agreements) secures the obligations of the Company to each Swap Provider under each Swap Agreement. Notwithstanding any provision to the contrary contained in this Indenture, if a Swap Termination Amount is at any time owing by the Company, or if the Company fails to pay all amounts due to the applicable

  Swap Provider upon the scheduled termination of the related Swap Agreement, then for all purposes of exercising the rights and remedies of Noteholders under this Indenture (including, without limitation, all voting rights), each applicable Swap Provider shall be treated as the holder of a Note with an outstanding Note Principal Amount equal to the related Swap Termination Amount as advised in writing to the Trustee by each such Swap Provider, and the Senior Note Principal Amount shall be treated as having been increased on a pro tanto basis. Notwithstanding the foregoing, all payments to all Swap Providers shall be made in accordance with Articles Three and Six.

                    SECTION 12.07 Over-Issuance Condition.

                    The Company shall not cause or permit to exist an Over-Issuance Condition (as defined below). On any date, if the Assumed Longest Amortization of all Contracts included in the Trust Property will result in the aggregate Note Principal Balance of all Notes which are subject to a Fixed Rate Hedge or a Floating Rate Cap exceeding the aggregate notional amounts of all such Fixed Rate Hedges and Floating Rate Caps, then an "Over-Issuance Condition" shall be deemed to exist on such date. For purposes of this Section, "Assumed Longest Amortization" means the amortization of the Principal Balance of the Contracts assuming that (i) no Contract is or becomes a Defaulted Contract and (ii) no prepayment occurs on any Contract, (iii) no Contract is subject to repurchase by the Seller or purchase by the Servicer pursuant to the Sale and Servicing Agreement and (iv) the payment schedule for each Contract is extended for three months immediately after giving effect to the purchase of such Contract by the Company.

                    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and witnessed, all as of the day and year first above written.


                                JLA FUNDING CORPORATION III

                                By:/s/ Steven A. Dietsch
                                   -------------------------------------------
                                   Name:  Steven A. Dietsch
                                   Title: Treasurer


                                JLA CREDIT CORPORATION


                                By:/s/ Mitsumasa Sakka
                                   -------------------------------------------
                                   Name:  Mitsumasa Sakka
                                   Title: President


                                LTCB TRUST COMPANY, as Trustee


                                By:
                                   -------------------------------------------
                                   Name:
                                   Title:


                                THE BANK OF NEW YORK, as Backup Trustee


                                By:
                                   -------------------------------------------
                                   Name:
                                   Title:

                    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and witnessed, all as of the day and year first above written.


                                JLA FUNDING CORPORATION III

                                By:
                                   -------------------------------------------
                                   Name:
                                   Title:


                                JLA CREDIT CORPORATION


                                By:
                                   -------------------------------------------
                                   Name:
                                   Title:


                                LTCB TRUST COMPANY, as Trustee


                                By:/s/ Ronald N. Lamendola
                                   -------------------------------------------
                                   Name:  Ronald N. Lamendola
                                   Title: Senior Vice President


                                THE BANK OF NEW YORK, as Backup Trustee


                                By:
                                   -------------------------------------------
                                   Name:
                                   Title:

                    IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and witnessed, all as of the day and year first above written.


                                JLA FUNDING CORPORATION III

                                By:
                                   -------------------------------------------
                                   Name:
                                   Title:


                                JLA CREDIT CORPORATION


                                By:
                                   -------------------------------------------
                                   Name:
                                   Title:


                                LTCB TRUST COMPANY, as Trustee


                                By:
                                   -------------------------------------------
                                   Name:
                                   Title:


                                THE BANK OF NEW YORK, as Backup Trustee


                                By:/s/ Reyne A. Macadaeg
                                   -------------------------------------------
                                   Name:  Reyne A. Macadaeg
                                   Title: Assistant Vice President

                                                                     EXHIBIT A-1

                            [FORM OF CLASS A-FL NOTE)

  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. THE NOTEHOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY
  (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT SUBJECT, IN THE CASE OF CLAUSES (B) OR (C) ABOVE, TO COMPLIANCE BY THE NOTEHOLDER AND THE TRANSFEREE WITH THE PROVISIONS OF THE INDENTURE, DATED AS OF MARCH 30, 1998, AMONG JLA FUNDING CORPORATION III (THE "COMPANY"), JLA CREDIT CORPORATION, AS SERVICER, LTCB TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), AND THE BANK OF NEW YORK, AS BACKUP TRUSTEE (THE "BACKUP TRUSTEE"), APPLICABLE TO SUCH TRANSFER.

  BY ACCEPTANCE OF THIS NOTE, THE NOTEHOLDER AGREES TO TREAT THIS NOTE AS INDEBTEDNESS FOR FEDERAL, STATE AND LOCAL INCOME TAX PURPOSES. THIS NOTE OR ANY INTEREST HEREIN SHALL NOT BE TRANSFERRED TO ANY PERSON UNLESS SUCH PERSON SHALL HAVE PROVIDED TO THE COMPANY AND THE TRUSTEE A CERTIFICATION, IN THE FORM APPROVED BY THE COMPANY AND THE TRUSTEE, (I) THAT IT IS NOT AND FOR SO LONG AS IT HOLDS NOTES WILL NOT BE A BENEFIT PLAN INVESTOR (AS DEFINED IN 29 C.F.R. ss. 2510.3-101 OR ANY SUCCESSOR PROVISION), OR (II) THAT (A) IN ANY CASE IN WHICH THE NOTES ARE ACQUIRED BY SUCH PURCHASER WITH THE ASSETS OF AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF ERISA OR A "PLAN" WITHIN THE MEANING OF SECTION 4975(E)(1) OF THE CODE (ANY SUCH PLAN OR EMPLOYEE BENEFIT PLAN, A "PLAN") AND FOR ANY PERIOD FOR WHICH A NOTE IS (OR IS DEEMED FOR ERISA PURPOSES TO BE) ASSETS OF A PLAN, THAT THE ACQUISITION OR TRANSFER, AND SUBSEQUENT HOLDING, WILL NOT CONSTITUTE, CAUSE OR OTHERWISE GIVE RISE TO A TRANSACTION DESCRIBED IN SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE, AND (B) NO VIOLATION OF STATE, LOCAL OR OTHER APPLICABLE LAW WILL ARISE BY VIRTUE OF SUCH PERSON'S ACQUISITION, HOLDING AND SUBSEQUENT TRANSFER OF A NOTE.

  No.                                        Note Principal Balance $
                                                        Cusip No.

                   FLOATING RATE ASSET-BACKED NOTE, CLASS A-FL

                    JLA Funding Corporation III, a Delaware corporation (the "Company"), for value received, hereby promises to pay to __________________ _________________ or registered assigns, the principal sum of
  _______________________ (_____________), which shall be payable in monthly installments to the extent of available funds pursuant to the Indenture (as defined below), each equal to the sum of (i) the Monthly Principal allocable to this Class A-FL Note and (ii) the Overdue Monthly Principal allocable to this Class A-FL Note, on the 16th day of each month commencing in the first calendar month following the end of the Note Issuance Period and ending not later than the Scheduled Final Payment Date, when all remaining principal and interest are due and payable in their entirety (each, a "Monthly Payment Date"), and to pay interest (computed on the basis of a 360-day year and the actual number of days elapsed) accruing from the Note Issuance Date hereof. Interest on this Note will be payable on each Monthly Payment Date on the Class A-FL Note Principal Balance hereof commencing on the Monthly Payment Date occurring in the calendar month immediately succeeding the month in which the Note Issuance Date of this Note occurs, at a per annum rate that, for each Interest Period, will equal the sum of LIBOR plus the Class A-FL Floating Rate Margin. As used herein, "LIBOR" means, with respect to any Interest Period, the per annum rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the Interest Determination Date. If such rate does not appear on Telerate Page 3750 on such day, the rate will be determined on the basis of the rates at which deposits in U.S. dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Determination Date will be the arithmetic mean of the quotations. If fewer then two quotations are provided as requested, the rate for that Interest Determination Date will be the arithmetic mean of the rates rounded upwards to the nearest 1/16 of 1.0% (one percent) quoted by two or more major banks in New York City, selected by the Trustee in its sole discretion, at approximately 11:00 a.m., New York City time, on that Interest Determination Date for loans in U.S. dollars to leading banks in London interbank market for a period of one month. "Interest Determination Date" means, with respect to any Interest Period, the second Business Day preceding the first day of such Interest Period. "Reference Banks" shall mean Barclays Bank PLC, Citibank, N.A., Chase Manhattan Bank and Deutsche Bank AG. "Interest Period" means, with respect to any Note and any Monthly Payment Date, the period from and including the previous Monthly Payment Date (or, in the case of the first Monthly Payment Date for such Note, from and including the Note Issuance Date for such Note), to but excluding such Monthly Payment Date.

                   Payments of principal and interest on this Note shall be made on each Monthly Payment Date in such coin or currency of the United States of America as at such time is legal tender for payment of public and private debts to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such Monthly Payment Date, which shall be the last day of the month preceding the month in which the Monthly Payment Date occurs (or in the case of the initial Monthly Payment Date, the Note Issuance Date hereof), by wire transfer of immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date. The holder hereof shall surrender this Note at the principal Corporate Trust Office of the Trustee for the final installment of principal of this Note.

                   This Note is one of a duly authorized issue of Class A-FL Notes of the Company designated as its Floating Rate Asset-Backed Notes, Class A-FL, which are being or have been issued on any date or dates during the Note Issuance Period (as defined in the Indenture) under an Indenture, dated as of March 30, 1998 (as may be amended from time to time, the "Indenture"), among the Company, the Servicer, LTCB Trust Company, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and The Bank of New York, as backup trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Subordinated Notes are subordinated to the Senior Notes as and to the extent set forth in the Indenture. The Trust Property secures all of the Notes equally and ratably without preference, priority, or distinction between any Note of the same Class and any other Note of the same Class by reason of difference in time or times of issuance and delivery or otherwise, and also secures the payment of certain other amounts and certain other obligations as set forth in the Indenture.

                    If an Indenture Event of Default shall occur and be continuing, the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                    As provided in the Indenture and subject to restrictions on transfer and the other limitations set forth therein and above, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same original aggregate principal amount, will, in accordance with the Indenture, be issued to the designated transferee or transferees.

                    The Notes may be redeemed by the Company, in whole but not in part, at the Redemption Price on any Monthly Payment Date on which the Aggregate Note Principal Balance is less than 10% of the Aggregate Note Principal Balance as of the first day of the Note Amortization Period (after giving effect to payments of principal on such Monthly Payment Date) in the manner provided in the Indenture.

                    The Notes are issuable only in registered form without coupons in denominations as provided in the Indenture and subject to certain limitations therein set forth. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                    Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                    The Notes are limited recourse obligations of the Company. The sole source of payment of the Notes will be the assets comprising the Trust Property. The Notes do not represent an obligation of, or an interest in, the Seller, the Servicer or any affiliate of any of them. The Notes are limited in right of payment to certain collections and recoveries respecting the Contracts and certain payments from the Collection Account, the Reserve Account and the Payahead Account, all as more specifically set forth in the Indenture. A copy of the Indenture may be examined during normal business hours at the office of the Servicer, and at such other places, if any, designated by the Trustee, by any Noteholder upon request.

                    The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Noteholders under the Indenture at any time by the Seller, the Servicer and the Trustee with the consent of the Noteholders of Notes evidencing not less than 51% of the Aggregate Note Principal Balance and, in certain circumstances, each affected Noteholder. Any such consent by the Noteholder of this Note shall be conclusive and binding on such Noteholder and on all future Noteholders of this Note and of any Note issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Note. The Indenture also permits the amendment thereof, in certain limited circumstances, without prior notice to or the consent of the Noteholders of any of the Notes.

                    Each Noteholder, by its acceptance of a Note, covenants and agrees that such Noteholder will not, at any time prior to the day that is one year and one day following the payment in full of all amounts owing pursuant to the Notes and the Indenture, institute against the Seller or the Company, or join in any institution against the Seller or the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations under or relating to the Notes or the Indenture.

                    By accepting this Note, the holder hereof irrevocably appoints the Trustee under the Indenture as the special attorney-in-fact for the holder vested with full power on behalf of the holder to effect and enforce the rights of such holder and the provisions of the Indenture for the benefit of the holder. The preceding provision in no way shall limit the right of the holder hereof to demand payment hereunder or bring an action to enforce payment hereof.

                    Capitalized terms used and not defined in this Note which are defined in the Indenture have the meanings specified in the Indenture.

                    As provided in the Indenture, this Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

                    Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                    IN WITNESS WHEREOF, JLA Funding Corporation III has caused this instrument to be duly executed.


                                            JLA FUNDING CORPORATION III


                                            By:______________________________
                                               Title:

  CERTIFICATE OF AUTHENTICATION


  Dated:____________________

  This is one of the Notes
  referred to in the within
  mentioned Indenture.

  LTCB TRUST COMPANY,
   not in its individual
   capacity but solely in
   its capacity as Trustee


  By:_______________________________
          Authorized Signatory

                                 ASSIGNMENT FORM


  If you the holder want to assign this Note, fill in the form below and have your signature guaranteed:

  I or we assign and transfer this Note to

                      (INSERT ASSIGNEE'S SOCIAL SECURITY OR
                           TAX IDENTIFICATION NUMBER)

                  ___________________

                  ___________________

  ___________________________________

  ___________________________________

  ___________________________________

  ___________________________________

  ___________________________________
  (Print or type assignee's name, address and zip code)

  and irrevocably appoint_______________________________________________________

  ______________________________________________________________________________

  agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

  ______________________________________

  Date:_________________________________________________________________________

  Your signature:_______________________________________________________________
                  (Sign exactly as your name appears on the other side of this Note)

  Signature(s) Guaranteed by:___________________________________________________
                              (All signatures must be guaranteed by a
                              member of a Signature Guarantee Medallion
                              Program.)

                                                                     EXHIBIT A-2


                            [FORM OF CLASS A-FX NOTE]

  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. THE NOTEHOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY
  (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT SUBJECT, IN THE CASE OF CLAUSES (B) OR (C) ABOVE, TO COMPLIANCE BY THE NOTEHOLDER AND THE TRANSFEREE WITH THE PROVISIONS OF THE INDENTURE, DATED AS OF MARCH 30, 1998, AMONG JLA FUNDING CORPORATION III (THE "COMPANY"), JLA CREDIT CORPORATION, AS SERVICER, LTCB TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), AND THE BANK OF NEW YORK, AS BACKUP TRUSTEE (THE "BACKUP TRUSTEE"), APPLICABLE TO SUCH TRANSFER.

  BY ACCEPTANCE OF THIS NOTE, THE NOTEHOLDER AGREES TO TREAT THIS NOTE AS INDEBTEDNESS FOR FEDERAL, STATE AND LOCAL INCOME TAX PURPOSES. THIS NOTE OR ANY INTEREST HEREIN SHALL NOT BE TRANSFERRED TO ANY PERSON UNLESS SUCH PERSON SHALL HAVE PROVIDED TO THE COMPANY AND THE TRUSTEE A CERTIFICATION, IN THE FORM APPROVED BY THE COMPANY AND THE TRUSTEE, (I) THAT IT IS NOT AND FOR SO LONG AS IT HOLDS NOTES WILL NOT BE A BENEFIT PLAN INVESTOR (AS DEFINED IN 29 C.F.R. ss. 2510.3-101 OR ANY SUCCESSOR PROVISION), OR (II) THAT (A) IN ANY CASE IN WHICH THE NOTES ARE ACQUIRED BY SUCH PURCHASER WITH THE ASSETS OF AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF ERISA OR A "PLAN" WITHIN THE MEANING OF SECTION 4975(E)(1) OF THE CODE (ANY SUCH PLAN OR EMPLOYEE BENEFIT PLAN, A "PLAN") AND FOR ANY PERIOD FOR WHICH A NOTE IS (OR IS DEEMED FOR ERISA PURPOSES TO BE) ASSETS OF A PLAN, THAT THE ACQUISITION OR TRANSFER, AND SUBSEQUENT HOLDING, WILL NOT CONSTITUTE, CAUSE OR OTHERWISE GIVE RISE TO A TRANSACTION DESCRIBED IN SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE, AND (B) NO VIOLATION OF STATE, LOCAL OR OTHER APPLICABLE LAW WILL ARISE BY VIRTUE OF SUCH PERSON'S ACQUISITION, HOLDING AND SUBSEQUENT TRANSFER OF A NOTE.

  No.                                          Note Principal Balance $
                                                          Cusip No.

                    FIXED RATE ASSET-BACKED NOTE, CLASS A-FX

                   JLA Funding Corporation III, a Delaware corporation (the "Company"), for value received, hereby promises to pay to __________________ _______________ or registered assigns, the principal sum of
  ______________________ (_________________), which shall be payable in monthly installments to the extent of available funds pursuant to the Indenture (as defined below), each equal to the sum of (i) the Monthly Principal allocable to this Class A-FX Note and (ii) the Overdue Monthly Principal allocable to this Class A-FX Note, on the 16th day of each month commencing in the first calendar month following the end of the Note Issuance Period and ending not later than the Scheduled Final Payment Date, when all remaining principal and interest are due and payable in their entirety (each, a "Monthly Payment Date") and to pay interest (computed on the basis of a 360-day year consisting of twelve 30-day months) accruing from the Note Issuance Date hereof. Interest on this Note will be payable on each Monthly Payment Date on the Class A-FX Note Principal Balance hereof commencing on the Monthly Payment Date occurring in the calendar month immediately succeeding the month in which the Note Issuance Date of this Note occurs, at a per annum rate of __%, for each Interest Period. "Interest Period" means, with respect to any Note and any Monthly Payment Date, the period from and including the previous Monthly Payment Date (or, in the case of the first Monthly Payment Date for such Note, from and including the Note Issuance Date for such Note), to but excluding such Monthly Payment Date.

                    Payments of principal and interest on this Note shall be made on each Monthly Payment Date in such coin or currency of the United States of America as at such time is legal tender for payment of public and private debts to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such Monthly Payment Date, which shall be the last day of the month preceding the month in which the Monthly Payment Date occurs (or in the case of the initial Monthly Payment Date, the Note Issuance Date hereof), by wire transfer of immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date. The holder hereof shall surrender this Note at the principal Corporate Trust Office of the Trustee for the final installment of principal of this Note.

                    This Note is one of a duly authorized issue of Class A-FX Notes of the Company designated as its Fixed Rate Asset-Backed Notes, Class A-FX, which are being or have been issued on any date or dates during the Note Issuance Period (as defined in the Indenture) under an Indenture, dated as of March 30, 1998 (as may be amended from time to time, the "Indenture"), among the Company, the Servicer, LTCB Trust Company, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and The Bank of New York, as back-up trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Subordinated Notes are subordinated to the Senior Notes as and to the extent set forth in the Indenture. The Trust Property secures all of the Notes equally and ratably without preference, priority, or distinction between any Note of the same Class and any other Note of the same Class by reason of difference in time or times of issuance and delivery or otherwise, and also secures the payment of certain other amounts and certain other obligations as set forth in the Indenture.

                    If an Indenture Event of Default shall occur and be continuing, the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                    As provided in the Indenture and subject to restrictions on transfer and the other limitations set forth therein and above, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same original aggregate principal amount, will, in accordance with the Indenture, be issued to the designated transferee or transferees.

                    The Notes may be redeemed by the Company, in whole but not in part, at the Redemption Price on any Monthly Payment Date on which the outstanding Aggregate Note Principal Balance of the

  Notes is less than 10% of the Aggregate Note Principal Balance as of the first day of the Note Amortization Period (after giving effect to payments of principal on such Monthly Payment Date) in the manner provided in the Indenture.

                   The Notes are issuable only in registered form without coupons in denominations as provided in the Indenture and subject to certain limitations therein set forth. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                   Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                   The Notes are limited recourse obligations of the Company. The sole source of payment of the Notes will be the assets comprising the Trust Property. The Notes do not represent an obligation of, or an interest in, the Seller, the Servicer or any affiliate of any of them. The Notes are limited in right of payment to certain collections and recoveries respecting the Contracts and certain payments from the Collection Account, the Reserve Account and the Payahead Account, all as more specifically set forth in the Indenture. A copy of the Indenture may be examined during normal business hours at the office of the Servicer, and at such other places, if any, designated by the Trustee, by any Noteholder upon request.

                   The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Noteholders under the Indenture at any time by the Seller, the Servicer and the Trustee with the consent of the Noteholders of Notes evidencing not less than 51% of the Aggregate Note Principal Balance and, in certain circumstances, each affected Noteholder. Any such consent by the Noteholder of this Note shall be conclusive and binding on such Noteholder and on all future Noteholders of this Note and of any Note issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Note. The Indenture also permits the amendment thereof, in certain limited circumstances, without prior notice to or the consent of the Noteholders of any of the Notes.

                   Each Noteholder, by its acceptance of a Note, covenants and agrees that such Noteholder will not, at any time prior to the day that is one year and one day following the payment in full of all amounts owing pursuant to the Notes and the Indenture, institute against the Seller or the Company, or join in any institution against the Seller or the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations under or relating to the Notes or the Indenture.

                   By accepting this Note, the holder hereof irrevocably appoints the Trustee under the Indenture as the special attorney-in-fact for the holder vested with full power on behalf of the holder to effect and enforce the rights of such holder and the provisions of the Indenture for the benefit of the holder. The preceding provision in no way shall limit the right of the holder hereof to demand payment hereunder or bring an action to enforce payment hereof.

                   Capitalized terms used and not defined in this Note which are defined in the Indenture have the meanings specified in the Indenture.

                    As provided in the Indenture, this Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

                    Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                    IN WITNESS WHEREOF, JLA Funding Corporation III has caused this instrument to be duly executed.

                                                  JLA FUNDING CORPORATION III


                                                  By:__________________________
                                                     Title:

  CERTIFICATE OF AUTHENTICATION


  Dated:_______________________

  This is one of the Notes
  referred to in the within
  mentioned Indenture.

  LTCB TRUST COMPANY,
   not in its individual
   capacity but solely in
   its capacity as Trustee


  By:_______________________________
           Authorized Signatory

                                 ASSIGNMENT FORM


  If you the holder want to assign this Note, fill in the form below and have your signature guaranteed:

  I or we assign and transfer this Note to

                      (INSERT ASSIGNEE'S SOCIAL SECURITY OR
                           TAX IDENTIFICATION NUMBER)

                  ___________________

                  ___________________

  ___________________________________

  ___________________________________

  ___________________________________

  ___________________________________

  ___________________________________
  (Print or type assignee's name, address and zip code)

  and irrevocably appoint_______________________________________________________

  ______________________________________________________________________________

  agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

  ______________________________________

  Date:_________________________________________________________________________

  Your signature:_______________________________________________________________
                  (Sign exactly as your name appears on the other side of this Note)

  Signature(s) Guaranteed by:___________________________________________________
                              (All signatures must be guaranteed by a
                              member of a Signature Guarantee Medallion
                              Program.)

                                                                     EXHIBIT B-1

                            [FORM OF CLASS B-FL NOTE]

  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. THE NOTEHOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY
  (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT SUBJECT, IN THE CASE OF CLAUSES (B) OR (C) ABOVE, TO COMPLIANCE BY THE NOTEHOLDER AND THE TRANSFEREE WITH THE PROVISIONS OF THE INDENTURE, DATED AS OF MARCH 30, 1998, AMONG JLA FUNDING CORPORATION III (THE "COMPANY"), JLA CREDIT CORPORATION, AS SERVICER, LTCB TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), AND THE BANK OF NEW YORK, AS BACKUP TRUSTEE (THE "BACKUP TRUSTEE"), APPLICABLE TO, SUCH TRANSFER.

  BY ACCEPTANCE OF THIS NOTE, THE NOTEHOLDER AGREES TO TREAT THIS NOTE AS INDEBTEDNESS FOR FEDERAL, STATE AND LOCAL INCOME TAX PURPOSES. THIS NOTE OR ANY INTEREST HEREIN SHALL NOT BE TRANSFERRED TO ANY PERSON UNLESS SUCH PERSON SHALL HAVE PROVIDED TO THE COMPANY AND THE TRUSTEE A CERTIFICATION, IN THE FORM APPROVED BY THE COMPANY AND THE TRUSTEE, (I) THAT IT IS NOT AND FOR SO LONG AS IT HOLDS NOTES WILL NOT BE A BENEFIT PLAN INVESTOR (AS DEFINED IN 29 C.F.R. ss. 2510.3-101 OR ANY SUCCESSOR PROVISION), OR (II) THAT (A) IN ANY CASE IN WHICH THE NOTES ARE ACQUIRED BY SUCH PURCHASER WITH THE ASSETS OF AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF ERISA OR A "PLAN" WITHIN THE MEANING OF SECTION 4975(E)(1) OF THE CODE (ANY SUCH PLAN OR EMPLOYEE BENEFIT PLAN, A "PLAN") AND FOR ANY PERIOD FOR WHICH A NOTE IS (OR IS DEEMED FOR ERISA PURPOSES TO BE) ASSETS OF A PLAN, THAT THE ACQUISITION OR TRANSFER, AND SUBSEQUENT HOLDING, WILL NOT CONSTITUTE, CAUSE OR OTHERWISE GIVE RISE TO A TRANSACTION DESCRIBED IN SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE, AND (B) NO VIOLATION OF STATE, LOCAL OR OTHER APPLICABLE LAW WILL ARISE BY VIRTUE OF SUCH PERSON'S ACQUISITION, HOLDING AND SUBSEQUENT TRANSFER OF A NOTE.

  No.                                           Note Principal Balance $
                                                           Cusip No.

                   FLOATING RATE ASSET-BACKED NOTE, CLASS B-FL

                   JLA Funding Corporation 111, a Delaware corporation (the "Company"), for value received, hereby promises to pay to ______________ ______________ or registered assigns, the principal sum of ___________________ (______________), which shall be payable in monthly installments to the extent of available funds pursuant to the Indenture (as defined below), each equal to the sum of (i) the Monthly Principal allocable to this Class B-FL Note and
  (ii) the Overdue Monthly Principal allocable to this Class B-FL Note, on the 16th day of each month commencing in the first calendar month following the end of the Note Issuance Period and ending not later than the Scheduled Final Payment Date, when all remaining principal and interest are due and payable in their entirety (each, a "Monthly Payment Date"), and to pay interest (computed on the basis of a 360-day year and the actual number of days elapsed) accruing from the Note Issuance Date hereof. Interest on this Note will be payable on each Monthly Payment Date on the Class B-FL Note Principal Balance hereof commencing on the Monthly Payment Date occurring in the calendar month immediately succeeding the month in which the Note Issuance Date of this Note occurs, at a per annum rate that, for each Interest Period, will equal the sum of LIBOR plus the Class Floating Rate Margin. As used herein, "LIBOR" means, with respect to any Interest Period, the per annum rate for deposits in United States dollars for a one-month period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the Interest Determination Date. If such rate does not appear on Telerate Page 3750 on such day, the rate will be determined on the basis of the rates at which deposits in U.S. dollars are offered by the Reference Banks at approximately 11:00 a.m., London time, on the related Interest Determination Date to prime banks in the London interbank market for a period of one month. The Trustee will request the principal London office of each of the Reference Banks to provide a quotation of its rate. If at least two such quotations are provided, the rate for that Interest Determination Date will be the arithmetic mean of the quotations. If fewer then two quotations are provided as requested, the rate for that Interest Determination Date will be the arithmetic mean of the rates rounded upwards to the nearest 1/16 of 1.0% (one percent) quoted by two or more major banks in New York City, selected by the Trustee in its sole discretion, at approximately 11:00 a.m., New York City time, on that Interest Determination Date for loans in U.S. dollars to leading banks in London interbank market for a period of one month. "Interest Determination Date" means, with respect to any Interest Period, the second Business Day preceding the first day of such Interest Period. "Reference Banks" shall mean Barclays Bank PLC, Citibank, N.A., Chase Manhattan Bank and Deutsche Bank AG. "Interest Period" means, with respect to any Note and any Monthly Payment Date, the period from and including the previous Monthly Payment Date (or, in the case of the first Monthly Payment Date for such Note, from and including the Note Issuance Date for such Note), to but excluding such Monthly Payment Date.

                    THE RIGHTS TO RECEIVE PAYMENTS WITH RESPECT TO THIS CLASS B-FL NOTE ARE SUBORDINATE TO THE PRIOR PAYMENT IN FULL ON EACH MONTHLY PAYMENT DATE OF ALL AMOUNTS OF PRINCIPAL AND INTEREST DUE AND PAYABLE ON THE SENIOR NOTES AS PROVIDED IN THE INDENTURE.

                    Payments of principal and interest on this Note shall be made on each Monthly Payment Date in such coin or currency of the United States of America as at such time is legal tender for payment of public and private debts to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such Monthly Payment Date, which shall be the last day of the month preceding the month in which the Monthly Payment Date occurs (or in the case of the initial Monthly Payment Date, the Note Issuance Date hereof), by wire transfer of immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date. The holder hereof shall surrender this Note at the principal Corporate Trust Office of the Trustee for the final installment of principal of this Note.

                    This Note is one of a duly authorized issue of Class B-FL Notes of the Company designated as its Floating Rate Asset-Backed Notes, Class B-FL, which are being or have been issued on any date or dates during the Note Issuance Period (as defined in the Indenture) under an Indenture, dated as of March 30, 1998 (as may be amended from time to time, the "Indenture"), among the Company, the Servicer, LTCB Trust Company, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and The Bank of New York, as backup trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Subordinated Notes are subordinated to the Senior Notes as and to the extent set forth in the Indenture. The Trust Property secures all of the Notes equally and ratably without preference, priority, or distinction between any Note of the same Class and any other Note of the same Class by reason of difference in time or times of issuance and delivery or otherwise, and also secures the payment of certain other amounts and certain other obligations as set forth in the Indenture.

                    If an Indenture Event of Default shall occur and be continuing, the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                    As provided in the Indenture and subject to restrictions on transfer and the other limitations set forth therein and above, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same original aggregate principal amount, will, in accordance with the Indenture, be issued to the designated transferee or transferees.

                    The Notes may be redeemed by the Company, in whole but not in part, at the Redemption Price on any Monthly Payment Date on which the Aggregate Note Principal Balance is less than 10% of the Aggregate Note Principal Balance as of the first day of the Note Amortization Period (after giving effect to payments of principal on such Monthly Payment Date) in the manner provided in the Indenture.

                    The Notes are issuable only in registered form without coupons in denominations as provided in the Indenture and subject to certain limitations therein set forth. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                    Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                    The Notes are limited recourse obligations of the Company. The sole source of payment of the Notes will be the assets comprising the Trust Property. The Notes do not represent an obligation of, or an interest in, the Seller, the Servicer or any affiliate of any of them. The Notes are limited in right of payment to certain collections and recoveries respecting the Contracts and certain payments from the Collection Account, the Reserve Account and the Payahead Account, all as more specifically set forth in the Indenture. A copy of the Indenture may be examined during normal business hours at the office of the Servicer, and at such other places, if any, designated by the Trustee, by any Noteholder upon request.

                    The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Noteholders under the Indenture at any time by the Seller, the Servicer and the Trustee with the consent of the Noteholders of Notes evidencing not less than 51% of the Aggregate Note Principal Balance and, in certain circumstances, each affected Noteholder. Any such consent by the Noteholder of this Note shall be conclusive and binding on such Noteholder and on all future Noteholders of this Note and of any Note issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Note. The Indenture also permits the amendment thereof, in certain limited circumstances, without prior notice to or the consent of the Noteholders of any of the Notes.

                    Each Noteholder, by its acceptance of a Note, covenants and agrees that such Noteholder will not, at any time prior to the day that is one year and one day following the payment in full of all amounts owing pursuant to the Notes and the Indenture, institute against the Seller or the Company, or join in any institution against the Seller or the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations under or relating to the Notes or the Indenture.

                    By accepting this Note, the holder hereof irrevocably appoints the Trustee under the Indenture as the special attorney-in-fact for the holder vested with full power on behalf of the holder to effect and enforce the rights of such holder and the provisions of the Indenture for the benefit of the holder. The preceding provision in no way shall limit the right of the holder hereof to demand payment hereunder or bring an action to enforce payment hereof.

                    Capitalized terms used and not defined in this Note which are defined in the Indenture have the meanings specified in the Indenture.

                    As provided in the Indenture, this Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

                    Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                    IN WITNESS WHEREOF, JLA Funding Corporation III has caused this instrument to be duly executed.

                                                     JLA FUNDING CORPORATION III


                                                      By:_______________________
                                                         Title:

  CERTIFICATE OF AUTHENTICATION

  Dated:________________________

  This is one of the Notes
  referred to in the within
  mentioned Indenture.

  LTCB TRUST COMPANY,
   not in its individual
   capacity but solely in
   its capacity as Trustee


  By:_______________________________
           Authorized Signatory

                                 ASSIGNMENT FORM


  If you the holder want to assign this Note, fill in the form below and have your signature guaranteed:

  I or we assign and transfer this Note to

                      (INSERT ASSIGNEE'S SOCIAL SECURITY OR
                           TAX IDENTIFICATION NUMBER)

                  ___________________

                  ___________________

  ___________________________________

  ___________________________________

  ___________________________________

  ___________________________________

  ___________________________________
  (Print or type assignee's name, address and zip code)

  and irrevocably appoint_______________________________________________________

  ______________________________________________________________________________

  agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

  ______________________________________

  Date:_________________________________________________________________________

  Your signature:_______________________________________________________________
                  (Sign exactly as your name appears on the other side of this Note)

  Signature(s) Guaranteed by:___________________________________________________
                              (All signatures must be guaranteed by a
                              member of a Signature Guarantee Medallion
                              Program.)

                                                                     EXHIBIT B-2

                            [FORM OF CLASS B-FX NOTE]

  THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. THE NOTEHOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY
  (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT SUBJECT, IN THE CASE OF CLAUSES (B) OR (C) ABOVE, TO COMPLIANCE BY THE NOTEHOLDER AND THE TRANSFEREE WITH THE PROVISIONS OF THE INDENTURE, DATED AS OF MARCH 30,1998, AMONG JLA FUNDING CORPORATION III (THE "COMPANY"), JLA CREDIT CORPORATION, AS SERVICER, LTCB TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), AND THE BANK OF NEW YORK, AS BACKUP TRUSTEE (THE "BACKUP TRUSTEE"), APPLICABLE TO SUCH TRANSFER.

  BY ACCEPTANCE OF THIS NOTE, THE NOTEHOLDER AGREES TO TREAT THIS NOTE AS INDEBTEDNESS FOR FEDERAL, STATE AND LOCAL INCOME TAX PURPOSES. THIS NOTE OR ANY INTEREST HEREIN SHALL NOT BE TRANSFERRED TO ANY PERSON UNLESS SUCH PERSON SHALL HAVE PROVIDED TO THE COMPANY AND THE TRUSTEE A CERTIFICATION, IN THE FORM APPROVED BY THE COMPANY AND THE TRUSTEE, (I) THAT IT IS NOT AND FOR SO LONG AS IT HOLDS NOTES WILL NOT BE A BENEFIT PLAN INVESTOR (AS DEFINED IN 29 C.F.R. ss. 2510.3-101 OR ANY SUCCESSOR PROVISION), OR (II) THAT (A) IN ANY CASE IN WHICH THE NOTES ARE ACQUIRED BY SUCH PURCHASER WITH THE ASSETS OF AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF ERISA OR A "PLAN" WITHIN THE MEANING OF SECTION 4975(E)(1) OF THE CODE (ANY SUCH PLAN OR EMPLOYEE BENEFIT PLAN, A "PLAN") AND FOR ANY PERIOD FOR WHICH A NOTE IS (OR IS DEEMED FOR ERISA PURPOSES TO BE) ASSETS OF A PLAN, THAT THE ACQUISITION OR TRANSFER, AND SUBSEQUENT HOLDING, WILL NOT CONSTITUTE, CAUSE OR OTHERWISE GIVE RISE TO A TRANSACTION DESCRIBED IN SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE, AND (B) NO VIOLATION OF STATE, LOCAL OR OTHER APPLICABLE LAW WILL ARISE BY VIRTUE OF SUCH PERSON'S ACQUISITION, HOLDING AND SUBSEQUENT TRANSFER OF A NOTE.

  No.                                          Note Principal Balance $
                                                          Cusip No.

                    FIXED RATE ASSET-BACKED NOTE, CLASS B-FX

                    JLA Funding Corporation III, a Delaware corporation (the "Company "), for value received, hereby promises to pay to ________________ _______________ or registered assigns, the principal sum of
  ___________________ (________________), which shall be payable in monthly installments to the extent of available funds pursuant to the Indenture (as defined below), each equal to the sum of (i) the Monthly Principal allocable to this Class B-FX Note and (ii) the Overdue Monthly Principal allocable to this Class B-FX Note, on the 16th day of each month commencing in the first calendar month following the end of the Note Issuance Period and ending not later than the Scheduled Final Payment Date, when all remaining principal and interest are due and payable in their entirety (each, a "Monthly Payment Date"), and to pay interest (computed on the basis of a 360-day year consisting of twelve 30-day months) accruing from the Note Issuance Date hereof. Interest on this Note will be payable on each Monthly Payment Date on the Class A-FX Note Principal Balance hereof commencing on the Monthly Payment Date occurring in the calendar month immediately succeeding the month in which the Note Issuance Date of this Note occurs, at a per annum rate of __%, for each Interest Period. "Interest Period" means, with respect to any Note and any Monthly Payment Date, the period from and including the previous Monthly Payment Date (or, in the case of the first Monthly Payment Date for such Note, from and including the Note Issuance Date for such Note), to but excluding such Monthly Payment Date.

                    THE RIGHTS TO RECEIVE PAYMENTS WITH RESPECT TO THIS CLASS B-FX NOTE ARE SUBORDINATE TO THE PRIOR PAYMENT IN FULL ON EACH MONTHLY PAYMENT DATE OF ALL AMOUNTS OF PRINCIPAL AND INTEREST DUE AND PAYABLE ON THE CLASS B-FX NOTES AS PROVIDED IN THE INDENTURE.

                    Payments of principal and interest on this Note shall be made on each Monthly Payment Date in such coin or currency of the United States of America as at such time is legal tender for payment of public and private debts to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the Record Date for such Monthly Payment Date, which shall be the last day of the month preceding the month in which the Monthly Payment Date occurs (or in the case of the initial Monthly Payment Date, the Note Issuance Date hereof), by wire transfer of immediately available funds to the account and number specified in the Note Register on such Record Date for such Person or, if no such account or number is so specified, then by check mailed to such Person's address as it appears in the Note Register on such Record Date. The holder hereof shall surrender this Note at the principal Corporate Trust Office of the Trustee for the final installment of principal of this Note.

                    This Note is one of a duly authorized issue of Class B-FX Notes of the Company designated as its Fixed Rate Asset-Backed Notes, Class B-FX, which are being or have been issued on any date or dates during the
  Note Issuance Period (as defined in the Indenture) under an Indenture, dated as of March 30, 1998 (as may be amended from time to time, the "Indenture"), among the Company, the Servicer, LTCB Trust Company, as trustee (herein called the "Trustee," which term includes any successor trustee under the Indenture), and The Bank of New York, as backup trustee, to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties, and immunities thereunder of the Company, the Trustee, and the holders of the Notes and of the terms upon which the Notes are, and are to be, authenticated and delivered. The Subordinated Notes are subordinated to the Senior Notes as and to the extent set forth in the Indenture. The Trust Property secures all of the Notes equally and ratably without preference, priority, or distinction between any Note of the same Class and any other Note of the same Class by reason of difference in time or times of issuance and delivery or otherwise, and also secures the payment of certain other amounts and certain other obligations as set forth in the Indenture.

                    If an Indenture Event of Default shall occur and be continuing, the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

                    As provided in the Indenture and subject to restrictions on transfer and the other limitations set forth therein and above, the transfer of this Note is registrable in the Note Register, upon surrender of this Note for registration of transfer at the office or agency designated by the Company pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same original aggregate principal amount, will, in accordance with the Indenture, be issued to the designated transferee or transferees.

                    The Notes may be redeemed by the Company, in whole but not in part, at the Redemption Price on any Monthly Payment Date on which the outstanding Aggregate Note Principal Balance of the Notes is less than 10% of the Aggregate Note Principal Balance as of the first day of the Note Amortization Period (after giving effect to payments of principal on such Monthly Payment Date) in the manner provided in the Indenture.

                    The Notes are issuable only in registered form without coupons in denominations as provided in the Indenture and subject to certain limitations therein set forth. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

                    Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

                    The Notes are limited recourse obligations of the Company. The sole source of payment of the Notes will be the assets comprising the Trust Property. The Notes do not represent an obligation of, or an interest in, the Seller, the Servicer or any affiliate of any of them. The Notes are limited in right of payment to certain collections and recoveries respecting the Contracts and certain payments from the Collection Account, the Reserve Account and the Payahead Account, all as more specifically set forth in the Indenture. A copy of the Indenture may be examined during normal business hours at the office of the Servicer, and at such other places, if any, designated by the Trustee, by any Noteholder upon request.

                    The Indenture permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights of the Noteholders under the Indenture at any time by the Seller, the Servicer and the Trustee with the consent of the Noteholders of Notes evidencing not less than 51% of the Aggregate Note Principal Balance and, in certain circumstances, each affected Noteholder. Any such consent by the Noteholder of this Note shall be conclusive and binding on such Noteholder and on all future Noteholders of this Note and of any Note issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Note. The Indenture also permits the amendment thereof, in certain limited circumstances, without prior notice to or the consent of the Noteholders of any of the Notes.

                    Each Noteholder, by its acceptance of a Note, covenants and agrees that such Noteholder will not, at any time prior to the day that is one year and one day following the payment in full of all amounts owing pursuant to the Notes and the Indenture, institute against the Seller or the Company, or join in any institution against the Seller or the Company of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings under any United States Federal or state bankruptcy or similar law in connection with any obligations under or relating to the Notes or the Indenture.

                    By accepting this Note, the holder hereof irrevocably appoints the Trustee under the Indenture as the special attorney-in-fact for the holder vested with full power on behalf of the holder to effect and enforce the rights of such holder and the provisions of the Indenture for the benefit of the holder. The preceding provision in no way shall limit the right of the holder hereof to demand payment hereunder or bring an action to enforce payment hereof.

                    Capitalized terms used and not defined in this Note which are defined in the Indenture have the meanings specified in the Indenture.

                    As provided in the Indenture, this Note and the Indenture shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws principles thereof.

                    Unless the certificate of authentication hereon has been executed by the Trustee by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

                    IN WITNESS WHEREOF, JLA Funding Corporation III has caused this instrument to be duly executed.


                                                  JLA FUNDING CORPORATION III


                                                  By:_________________________
                                                     Title:

  CERTIFICATE OF AUTHENTICATION


  Dated:_______________________

  This is one of the Notes
  referred to in the within
  mentioned Indenture.

  LTCB TRUST COMPANY,
   not in its individual
   capacity but solely in
   its capacity as Trustee


  By:________________________________
           Authorized Signatory

                                 ASSIGNMENT FORM


  If you the holder want to assign this Note, fill in the form below and have your signature guaranteed:

  I or we assign and transfer this Note to

                      (INSERT ASSIGNEE'S SOCIAL SECURITY OR
                           TAX IDENTIFICATION NUMBER)

                  ___________________

                  ___________________

  ___________________________________

  ___________________________________

  ___________________________________

  ___________________________________

  ___________________________________
  (Print or type assignee's name,
  address and zip code)

  and irrevocably appoint_______________________________________________________

  ______________________________________________________________________________

  agent to transfer this Note on the books of the Company. The agent may substitute another to act for him.

  ______________________________________

  Date:_________________________________________________________________________

  Your signature:_______________________________________________________________
                  (Sign exactly as your name appears on the other side of this Note)

  Signature(s) Guaranteed by:___________________________________________________
                              (All signatures must be guaranteed by a
                              member of a Signature Guarantee Medallion
                              Program.)

                                                                     EXHIBIT C



                            FORM OF TRANSFEREE LETTER

                           [letterhead of Transferee]

                                                                 Date:

  JLA Funding Corporation III
  12677 Alcosta Boulevard - Suite 430
  San Ramon, California 94583

  LTCB Trust Company, as Trustee
  165 Broadway
  New York, New York 10006

           Re: JLA Funding Corporation III
               ---------------------------

  Dear Sirs:

           We are the transferee in a private sale or other transfer from __________ (the "Transferor") of $__________ in aggregate original principal amount of Floating Rate Asset-Backed Notes, Class A (the "Senior Notes"), and $__________ in aggregate original principal amount of Floating Rate Asset-Backed Notes, Class B (the "Subordinated Notes" and, collectively with the Senior Notes, the "Notes") issued by JLA Funding Corporation III (the "Company"), pursuant to the Indenture, dated as of March 30, 1998 (as may be amended from time to time, the "Indenture"), among the Company, JLA Credit Corporation and LTCB Trust Company, as Trustee (the "Trustee"). Capitalized terms used and not otherwise defined herein have the meanings specified in the Indenture.

           In connection with our acquisition of the Notes, we hereby represent, warrant, certify and agree as follows:

                   (A) We confirm that [check as applicable]:

                   ___________We are an institutional investor that is an "accredited investor" as defined under paragraph (1), (2),
                   (3) or (7) of Rule 501(a) under the Securities Act of 1933, as amended (the "Securities Act") (an "Institutional Accredited Investor") or, if the Notes are to be purchased by us for one or more institutional accounts ("investor accounts") for which we are acting as a fiduciary or agent, each such investor account is an Institutional Accredited Investor.

                   ___________We are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act (a "Qualified Institutional Buyer") or, if the Notes are to be purchased by us for one or more investor accounts for which we are acting as a fiduciary or agent, each such investor account is a Qualified Institutional Buyer.

           (B) We are purchasing the Notes solely for our own account or accounts for which we exercise sole investment discretion and not as nominee or agent for any other person.

           (C) We have such knowledge and experience in financial and business matters and with respect to investments in securities that we are capable of evaluating the merits and risks of an investment in the Notes, and we are (and each account, if any, for which we are purchasing is) able to bear the economic risk of such investment for an indefinite period. We have had such opportunity to ask questions of and receive answers from the Transferor and the Company concerning our purchase of the Notes and all matters relating thereto and we have been afforded such access to information (including financial information) about the Company and JLACC as have enabled us to evaluate our investment in the Notes and we have received all such information as we have deemed necessary to make an informed decision with respect to our purchase of the Notes.

           (D) We understand that the Notes are not being registered under the Securities Act or any state securities laws and that the Company is relying upon an exemption from registration as an "investment company" under the Investment Company Act of 1940, as amended (the "Investment Company Act"). We understand that the Notes are being transferred to us in a transaction that is exempt from the registration requirements of the Securities Act and such laws. We understand that there is no market for, nor is there any assurance that a market will develop, for the Notes, and we will not reoffer or resell the Notes by any form of general solicitation or general advertising.

           (E) We understand that, if in the future we decide to sell or otherwise transfer any Note, such Note may be sold or transferred only (A) to a person that we reasonably believe is a Qualified Institutional Buyer in a transaction meeting the requirements of Rule 144A under the Securities Act, or (B) to an Institutional Accredited Investor pursuant to another available exemption from the registration requirements of the Securities Act subject, in the case of clauses (A) and (B) above, to compliance by the transferee and us with the provisions of the Indenture including, without limitation, the delivery by the proposed transferee of a Transferee Letter substantially in the form of this letter and, in the case of clause (B), the delivery of an opinion of counsel of counsel to the transferee, in form and substance acceptable to the Trustee and the Company, if requested by the Trustee or the Company.

           (F) We understand that the Notes will bear legends substantially to the following effect:

           THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. THE NOTEHOLDER OF THIS NOTE BY ITS ACCEPTANCE HEREOF AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH NOTE ONLY (A) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE ACT, (B) TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A OR (C) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT SUBJECT, IN THE CASE OF CLAUSES (B) OR (C) ABOVE, TO COMPLIANCE BY THE NOTEHOLDER AND THE TRANSFEREE WITH THE PROVISIONS OF THE INDENTURE, DATED AS OF MARCH 30,1998, AMONG

           JLA FUNDING CORPORATION III (THE "COMPANY"), JLA CREDIT CORPORATION, AS SERVICER, AND LTCB TRUST COMPANY, AS TRUSTEE (THE "TRUSTEE"), APPLICABLE TO SUCH TRANSFER.

           BY ACCEPTANCE OF THIS NOTE, THE NOTEHOLDER AGREES TO TREAT THIS NOTE AS INDEBTEDNESS FOR FEDERAL, STATE AND LOCAL INCOME TAX PURPOSES. THIS NOTE OR ANY INTEREST HEREIN SHALL NOT BE TRANSFERRED TO ANY PERSON UNLESS SUCH PERSON SHALL HAVE PROVIDED TO THE COMPANY AND THE TRUSTEE A CERTIFICATION, IN THE FORM APPROVED BY THE COMPANY AND THE TRUSTEE, (I) THAT IT IS NOT AND FOR SO LONG AS IT HOLDS NOTES WILL NOT BE A BENEFIT PLAN INVESTOR (AS DEFINED IN 29 C.F.R.
           ss. 2510.3-101 OR ANY SUCCESSOR PROVISION), OR (II) THAT (A) IN ANY CASE IN WHICH THE NOTES ARE ACQUIRED BY SUCH PURCHASER WITH THE ASSETS OF AN "EMPLOYEE BENEFIT PLAN" WITHIN THE MEANING OF SECTION 3(3) OF ERISA OR A "PLAN" WITHIN THE MEANING OF SECTION 4975(E)(1) OF THE CODE (ANY SUCH PLAN OR EMPLOYEE BENEFIT PLAN, A "PLAN") AND FOR ANY PERIOD FOR WHICH A NOTE IS (OR IS DEEMED FOR ERISA PURPOSES TO
           BE) ASSETS OF A PLAN, THAT THE ACQUISITION OR TRANSFER, AND SUBSEQUENT HOLDING, WILL NOT CONSTITUTE, CAUSE OR OTHERWISE GIVE RISE TO A TRANSACTION DESCRIBED IN SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE FOR WHICH A STATUTORY OR ADMINISTRATIVE EXEMPTION IS UNAVAILABLE, AND (B) NO VIOLATION OF STATE, LOCAL OR OTHER APPLICABLE LAW WILL ARISE BY VIRTUE OF SUCH PERSON'S ACQUISITION, HOLDING AND SUBSEQUENT TRANSFER OF A NOTE.

                    (G) We hereby represent and warrant, further, that either
           (i) we are not and for so long as we hold Notes will not be a "benefit plan investor" (as defined in 29 C.F.R. ss. 2510.3-101 or any successor provision) or (ii) in any case in which Notes are being acquired by us with the assets of an "employee benefit plan" within the meaning of Section 3(3) of ERISA or a "plan" within the meaning of Section 4975(e)(1) of the Code (any such plan or employee benefit plan, a "Plan") and for any period for which a Note is (or is deemed for ERISA purposes to be) assets of a Plan, that the acquisition or transfer, and subsequent holding, of any such Notes will not constitute, cause or otherwise give rise to a transaction described in Section 406 of ERISA or Section 4975 of the Code for which a statutory or administrative exemption is unavailable.

           We agree that we will obtain from any purchaser of our Notes a letter executed by such purchaser in the form of this letter.

           We hereby indemnify each of you, your respective affiliates and each other Noteholder for any losses, claims, damages or liabilities (including fees and expenses of counsel) incurred by you or them as a result, directly or indirectly, of (i) any statements made by us in this letter, or in any document delivered by us relating hereto, (ii) our making any transfer or other disposition of any Note in a manner that violates the provisions of this letter, such Note or the Indenture, or (iii) any failure of a direct purchaser from us to have furnished to each of you a letter in the form hereof.

           Our Notes should be registered as follows:

  Name:
  Address:
  Tax Identification Number:
  Physical Location of the Notes:
  Contact:

                                                        Very truly yours,

                                                        [NAME OF PURCHASER)


                                                        By:____________________
                                                           Title:

                                                                      EXHIBIT D

                             [FORM OF ISSUER ORDER)

  [DATE OF ISSUER ORDER)

  [TRUSTEE]
  [ADDRESS]
  [Attention: Corporate Trust Administration]

  Ladies and Gentlemen:

           Reference is made to the Indenture dated as of March 30, 1998, by and among JLA Funding Corporation III, a Delaware corporation (herein called the "Company"), JLA Credit Corporation, a Delaware corporation, LTCB Trust Company, a New York trust company, as trustee and The Bank of New York, a __________, as backup trustee.

           In connection with the Note Issuance Date to occur on _________ 199_, pursuant to Section 2.03(d) of the Indenture, you are requested to authenticate definitive certificates for the Notes in the respective denominations and in the respective names below, and to deliver such Notes in accordance with the delivery instructions set forth below:

  Name of Registered Holder: [NAME]
  Denomination(s): [$______________ of [Floating/___% Fixed] Rate Asset-Backed Notes, Class [ ]
  Delivery Instruction: [DELIVERY INFORMATION]]

  Name of Registered Holder: [NAME]
  Denomination(s): [$______________ of [Floating/___% Fixed] Rate Asset-Backed Notes, Class [ ]
  Delivery Instruction: [DELIVERY INFORMATION]]

  Name of Registered Holder: [NAME]
  Denomination(s): [$______________ of [Floating/___% Fixed] Rate Asset-Backed Notes, Class [ ]
  Delivery Instruction: [DELIVERY INFORMATION]]

           Upon the issuance of the Specified Notes, the Aggregate Note Principal Balance of each class of Notes issued under the Indenture shall be:

           [$_______________ of Floating Rate Asset-Backed Notes, Class A-FL]

           [$_______________ of Fixed Rate Asset-Backed Notes, Class A-FX]

           [$_______________ of Floating Rate Asset-Backed Notes, Class B-FL]

           [$_______________ of Fixed Rate Asset-Backed Notes, Class B-FX]

           The Company hereby certifies that the following conditions have been met for the issuance of the Specified Notes:

                 (i) (a) no Default, Indenture Event of Default, Servicer Event of Default or Early Amortization Event has occurred or is continuing, (b) the Equity Base is not less than 5% of the Pool Balance and the sum of the Equity Base and the Subordinated Note Principal Balance is not less than the Required Support Percentage of the Pool Balance (in each case both before and after giving effect to any purchase of Contracts to occur on the Note Issuance
  Date), and (c) the aggregate Note Principal Balance is not greater than 95% of the Company's total assets and the aggregate Senior Note Principal Balance is not greater than 89.5% of the Company's total assets;

                 (ii) the net proceeds of the issuance of the Specified Notes shall be applied by the Company on the Note Issuance Date to the purchase of additional Eligible Contracts pursuant to the Sale and Servicing Agreement at an aggregate purchase price that is not greater than the aggregate Principal Balance (excluding any Residual Amounts) of all Contracts purchased, and all conditions precedent to the purchase of Contracts and the related Contract Assets pursuant to Article II of the Sale and Servicing Agreement have been satisfied and complied with as of the applicable Contract Purchase Date (provided that no failure of compliance thereunder shall affect the validity of any Specified Notes);

               (iii) such additional Contracts (and all related Contract Assets) are included in the Trust Property and subject to a perfected security interest in favor of the Trustee;

               (iv) the Company is in compliance with its obligations under the applicable Note Purchase Agreement and under each applicable Hedge Agreement;

                (v) the Company has delivered or caused to be delivered to the Trustee a written collateral assignment of the Contracts and related Contract Assets to be included in the Trust Property on the Note Issuance Date, duly executed and completed, together with an attached duly prepared Schedule of Contracts identifying all such Contracts;

                (vi) to the extent necessary under applicable law, the Company has recorded and filed or has caused to be recorded and filed a UCC financing statement in the office of the Secretary of State of California and in each other jurisdiction, if any, executed by and naming the Company as debtor and the Trustee as secured party and identifying the Contracts and the related Contract Assets as collateral. The Company shall deliver a file-stamped copy, or other evidence of filing, of each such financing statement to the Trustee; and

               (vii) the Company has taken or caused to be taken such actions as are necessary so that computer files maintained for the Contracts and related Contract Assets included in the Trust Property are appropriately adjusted to indicate that such Contracts and related Contract Assets have been assigned and pledged to the Trustee pursuant to the Indenture.

                                      Very truly yours,

                                      JLA Funding Corporation III



                                      By:________________________________
                                         Authorized Signatory